United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

MMA Praxis Mutual Funds
(Exact name of registrant as specified in charter)

P.O. Box 483
Goshen, IN 46527
 (Address of principal executive offices) (Zip code)

Anthony Zacharski, Dechert LLP
200 Clarendon Street, 27th Floor
Boston, MA 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066

Date of fiscal year end: 12/31

Date of reporting period: 12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Reports

MMA Praxis Mutual Funds

Annual Report

for the twelve months ended December 31, 2010

MMA Praxis Funds

Intermediate Income Fund (MIIAX)
Core Stock Fund (MMPAX)
International Fund (MPIAX)
Value Index Fund (MVIAX)
Growth Index Fund (MGNDX)
Small Cap Fund (MMSCX)

MMA Praxis Genesis Portfolios

Conservative Portfolio (MCONX)
Balanced Portfolio (MBAPX)
Growth Portfolio (MGAFX)

Everence

Table of contents

Message from the President	1

MMA Praxis Stewardship Investing Report	3

MMA Praxis Intermediate Income Fund
Portfolio managers’ letter	6
Performance review	8
Schedule of portfolio investments	10

MMA Praxis Core Stock Fund
Portfolio managers’ letter	23
Performance review	25
Schedule of portfolio investments	27

MMA Praxis International Fund
Portfolio manager’s letter	33
Performance review	36
Schedule of portfolio investments	38

MMA Praxis Value Index Fund
Portfolio manager’s letter	47
Performance review	48
Schedule of portfolio investments	50

MMA Praxis Growth Index Fund
Portfolio manager’s letter	61
Performance review	62
Schedule of portfolio investments	64

MMA Praxis Small Cap Fund
Portfolio managers’ letter	74
Performance review	75
Schedule of portfolio investments	77

Table of contents, continued

MMA Praxis Genesis Conservative Portfolio
Portfolio manager’s letter	83
Performance review	84
Schedule of portfolio investments	86

MMA Praxis Genesis Balanced Portfolio
Portfolio manager’s letter	83
Performance review	87
Schedule of portfolio investments	89

MMA Praxis Genesis Growth Portfolio
Portfolio manager’s letter	83
Performance review	90
Schedule of portfolio investments	92

Statements of Assets and Liabilities	94
Statements of Operations	99
Statements of Changes in Net Assets	102
Financial Highlights	105
Notes to Financial Statements	120
Report of Independent Registered Public Accounting Firm	136
Additional Fund Information (unaudited)	137
Management of the Trust (unaudited)	148

Glossary of Terms

Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The Morgan Stanley Capital International-Europe, Australia and the Far East Index (MSCI EAFE Index) is a widely recognized unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. The MSCI US Prime market 750 Index represents the universe of large and medium capitalization companies in the US equity market.

MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. The MSCI Prime Market 750 Index represents the universe of large and medium capitalization companies in the U.S. equity market.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. Equity Universe. It measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. Equity Universe. It measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

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Message from the President

Dear MMA Praxis shareholder:

Although the soft housing market and high rate of unemployment continue to bring stress to many people, 2010 saw signs of a strengthening economy – including improved performance of the equity markets.

Domestic equities, as measured by the Standard & Poor’s 500 Index, rose by 15.09 percent for the one year period ending Dec. 31, 2010, following a gain of 26.47 percent for the prior year. The MMA Praxis Core Stock Fund Class A Shares (without load) underperformed its benchmark and rose 11.5 percent. Over the same period the Class A Shares (without load) of the MMA Praxis Value Index Fund rose by 13.4 percent and Class A Shares (without load) of the MMA Praxis Growth Index Fund rose by 13.2 percent. The Class A Shares (without load) of the MMA Praxis Small Cap Fund rose by 31.79 percent and outperformed its benchmark, the Russell 2000, which rose by 26.86 percent. We are very pleased with this outperformance.

The international equity benchmark MSCI EAFE Index rose by 7.75 percent for the one-year period ending Dec. 31, 2010. The MMA Praxis International Fund Class A Shares (without load) outperformed its benchmark over the one year period and rose by 12.2 percent. This outperformance is very encouraging after an underperformance in 2009.

We are pleased to report that the MMA Praxis Intermediate Income Fund continues to perform well against its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which rose 6.54 percent. The Class A Shares (without load) posted a gain of 6.26 percent for the year ending Dec. 31, 2010, following a return of 10.49 percent for the year ending Dec. 31, 2009, when the benchmark return was 5.93 percent. The three-year annualized returns were 6.57 percent and five-year annualized returns were 5.84 percent.

In January 2010, we launched the MMA Praxis Genesis Portfolios, which are considered “fund of funds.” This is an investment approach that uses a strategy of holding a group of funds rather than investing directly in individual stocks, bonds or other securities. The Genesis Portfolios invest in a combination of the other MMA Praxis Mutual Funds to achieve the investment objective of the Portfolios. We offer three portfolios: the Conservative Allocation portfolio (without load) returned 8.22 percent, the Balanced Allocation portfolio (without load) returned 10.88 percent and the Growth Allocation portfolio (without load) rose 12.65 percent.

On the following pages, you will find portfolio managers’ letters and performance review for each of the Funds as well as an update on our stewardship investing activities. The work we do on behalf of you, the shareholder, in company screening, shareholder advocacy and community development are reminders that shareholders can have significant impact by the way they invest their dollars. I encourage you to read these letters for further explanation of their investment strategies and perspective of 2010.

Thank you for being an investor with MMA Praxis Mutual Funds. As a faith-based mutual fund family, we are committed to helping you integrate your investments with your values. As always, we are dedicated to being responsible stewards of the resources you entrust to us, and we are grateful for your confidence.

Sincerely,

David C. Gautsche
President

The performance of the composite benchmark does not reflect the deduction of expenses associated with a mutual fund, such as management fees. By contract, the performance of the Fund reflects the deduction of these expenses, including sales charges if applicable. An individual cannot invest directly in an index.

MMA Praxis Mutual Funds are distributed through BHIL Distributors Inc. Member FINRA. MMA Praxis Mutual Funds are advised by Everence Capital Management.

The views expressed are those of the portfolio manager as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis stewardship investing report
MMA Praxis annual report 2010

Because everyone matters…
As one of its two primary shareholder advocacy themes, MMA Praxis Mutual Funds is pursuing shareholder actions against practices of modern slavery, including forced child labor. We see this as a way to follow Jesus’ teachings and care for the most vulnerable among us.

During the past year, MMA Praxis has worked on issues of child labor in several ways:

•	Taking the lead in corporate dialogues with Hershey1 and Kraft2, to work with these companies and their supply chains to end forced child labor in the cocoa industry.
•	Assisting to coordinate and plan the strategic spinners and mills initiative to help textile companies eliminate child labor-tainted cotton from their supply chain.
•
Signing letters to hotel chains and sponsors of World Cup 2010 to raise awareness of the human trafficking problem at the event, and encourage companies to train their staff to protect women and children from forced prostitution and trafficking.

•
Participating in a shareholder dialogue with Wyndham Hotels3, one of the world’s largest hotel brands, regarding training and new organizational procedures to protect vulnerable people from human trafficking on the grounds of Wyndham’s hotels.

Ending child labor in the cocoa trade
In West Africa, it is estimated that tens of thousands of children are forced to work on cocoa plantations – particularly in Ghana and the Ivory Coast, the world’s two top cocoa exporting nations. Many of these children are smuggled in from extremely poor countries, such as Mali and Burkina Faso. Since most cocoa beans come from hundreds of thousands of small farms and pass through three or more companies before reaching the major confectioners, documenting labor abuses and certifying ethical practices is difficult.

Social investors are working with the world’s largest chocolate companies to establish industry-wide solutions to the problem of forced labor and low pay on cocoa farms. In late 2009, MMA Praxis Mutual Funds met with representatives from The Hershey Company to discuss the sustainability of its cocoa bean sourcing – specifically, how Hershey can encourage equitable pay for farmers and fair labor standards for workers.

MMA Praxis continues to lead the dialogue with Hershey and other chocolate companies about their cocoa supply chain, while collaborating with other socially concerned investor groups and non-profit organizations.

MMA Praxis Intermediate Income Fund makes high social impact purchases
The MMA Praxis Intermediate Income Fund recently purchased bonds that support environmental and social justice initiatives, continuing the fund’s commitment to positive, faith based investing.

Housing opportunities
The United States Department of Housing and Urban Development4 (HUD) attempts to support community development and increase access to affordable housing free from discrimination. HUD has various program offices that carry out this mission, such as the Center for Faith Based and Neighborhood Partnerships, which works directly with both faith-based and secular non-profit organizations to encourage community development and access to basic standards of living. MMA Praxis has made a $1.5 million HUD bond purchase.

Foreign aid
MMA Praxis recognizes the need to extend economic support beyond the borders of any individual country. The United States Agency for International Development5 (USAID) actively provides humanitarian assistance to countries throughout the world through health care, education and microfinance. In July, MMA Praxis purchased a $2.2 million USAID bond, backed by the full faith and credit of the U.S. Government, designated for Egypt. This money is going toward water and wastewater systems for people who do not currently have access to pipelines.

Renewable energy
The MMA Praxis Intermediate Income Fund has routinely demonstrated a commitment to alternative energy sources. Most recently, the fund purchased a $167,000 bond investment in Nextera Energy Resources6. The bond is designated specifically for funding multiple wind energy projects being operated by FPL Energy National Wind, a subsidiary of Nextera.

Natural gas resolution draws high support at EOG Resources7
Last November, MMA Praxis co-filed a shareholder resolution at EOG Resources, a major natural gas company, calling for a report on the environmental impact of the company’s hydraulic fracturing operations. The requested report would examine potential policies for EOG to adopt to reduce or eliminate hazards to air, water and soil quality from fracturing. In May, at the company’s annual meeting, the resolution garnered 31 percent of the vote – a high percentage for a first time resolution.

Hydraulic fracturing is a practice used to extract unconventional sources of natural gas through the injection of water, chemicals and particles underground to create fractures through which gas can flow for collection. MMA Praxis believes hydraulic drilling activities increase the potential for reputational damage and vulnerability to litigation, and weak and uneven regulatory controls necessitate that companies go above and beyond current regulatory requirements to protect the environment and their own long-term interests.

MMA Praxis has recently begun dialogue with EOG to discuss hydraulic fracturing and will continue to pursue and support better environmental practices with other energy companies.

Mark Regier
MMA Praxis Mutual Funds Director of Stewardship Investing

1	MMA Praxis Core Stock Fund held 0.12 percent and MMA Praxis Growth Index Fund held 0.12 percent of The Hershey Company as of Dec. 31, 2010.
2	MMA Praxis Core Stock Fund held 0.29 percent and MMA Praxis Value Index Fund held 1.22 percent of Kraft Foods Inc. as of Dec. 31, 2010.
3	MMA Praxis Core Value Index Fund held 0.14 percent of Wyndham Hotels and Resorts as of Dec. 31, 2010.
4	MMA Praxis Intermediate Income Fund held 0.5 percent of United States Department of Housing and Urban Development as of Dec. 31, 2010.
5	MMA Praxis Intermediate Income Fund held 0.75 percent of United States Agency for International Development as of Dec. 31, 2010.

6	MMA Praxis Intermediate Income Fund held 0.05 percent of FPL Energy National Wind, a subsidiary of Nextera, as of Dec. 31, 2010.
7	MMA Praxis Core Stock Fund held 3.41 percent and MMA Praxis Growth Index Fund held 0.53 percent of EOG Resources as of Dec. 31, 2010.

The views expressed are those of the Director of Stewardship Investing as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis Intermediate Income Fund
Annual report to shareholders
Portfolio managers’ letter

The MMA Praxis Intermediate Income fund had a solid second half, with Class I Shares shareholders receiving a 1.37 percent return and Class A Shares (without load) shareholders obtaining 1.26 percent. The Barclays Aggregate had a 1.15 percent return for the comparable period.

For the full year, the Class I Shares return was 6.60 percent and the Class A Shares (without load) was 6.26 percent, compared to a 6.54 percent return for the Barclays Aggregate. The main factor in the Class A Shares (without load) underperformance was the Fund expenses.

The main reasons for the outperformance in the second half were the strong performance of corporate bonds and commercial mortgage backed securities (CMBS) and the poor returns for Treasury bonds. Corporate bonds returned 3.03 percent and CMBS were up 7.31 percent. Treasuries were up 0.01 percent.

Treasury rates rose for all maturities longer than three years. In the second half of 2010, the change varied from an increase of 0.02 percent for the three year note to 0.45 percent for the 30-year bond. This kind of move is called a “steepener” because long interest rates rise more than short rates, reflecting improved prospects for economic recovery due to the U.S. Federal Reserve’s quantitative easing program and the tax cuts agreed to by Congress and the President. It also reflected the greater risk of future inflation. With short-term rates held in check by the U.S. Federal Reserve, the market reflected the new realities by pushing up rates of longer maturity bonds. Since bond coupons are fixed, rising interest rates mean lower bond prices.

The Fund managers had been expecting interest rates to rise at some point. As a result, the duration (average life of the funds cash flows) was lower than the duration of the benchmark. This helped mitigate the impact of falling bond prices and improved the Fund’s return relative to the Barclays Aggregate.

Outlook

Our expectations for 2011 are still developing, but we expect reasonably strong economic growth of 3.0 to 3.5 percent. If we are correct, this should lower the unemployment rate to roughly 9 percent by year end. Historically, inflation does not begin to rise until the unemployment rate is below 8 percent. As a result, we expect somewhat higher interest rates by year end, but there will be periods when rates fall, as well. Currently, growth expectations are rising and that is pushing up stock prices, commodity prices and interest rates. While we do believe that slightly higher rates are probable at some point, the economy still is not strong enough to sustain satisfactory growth if interest rates rise too much. We expect this to lead to periods of exuberance that will push interest rates up to the point that loan demand recedes and economic growth slows, leading to concerns the recovery will falter. Interest rates will then decline and growth will rebound because the underlying strength of the economy will reassert itself.

With very low interest rates, we believe returns on investment grade bonds for 2011 will be very modest. The yield to maturity on the Barclays Aggregate at year end was 2.97 percent. This implies it will be very difficult over the next three to five years to earn meaningfully more than 3 percent from investment grade bond investments. Our approach will be to add in moderate amounts of other bond classes that are not part of the index, as well as more investment grade bonds with above average yields.

As the economy recovers, we believe inflation and interest rates will rise. And, as these risks become more imminent, we expect to keep our duration shorter than the index and to add in securities that are less vulnerable to rising interest rates.

With many investors fearful of inflation, we would also point out that inflation adjusted securities, like U.S. government TIPS (Treasury Inflation Protected Securities), are no guarantee that bond holders will not experience losses of principal. This is because TIPS are often long duration securities with large interest rate risks. As a result, even if they offset inflation they do not necessarily offset rising interest rates. If interest rates rise, inflation protected bonds can still decline in value.

We do expect modest returns in 2011 consistent with the 2010 3 percent yield for the Barclays Aggregate Index. There are many potential risks in 2011 that may push bond prices up or down. We see this as an opportunity to create value for our investors.

Delmar King
MMA Praxis Intermediate Income Fund
Co-fund Manager

Benjamin J. Bailey, CFA®
MMA Praxis Intermediate Income Fund
Co-fund Manager

The views expressed are those of the portfolio managers as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 12/31/10

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net

Class A (No Load)	5/12/99	6.26%	6.57%	5.84%	5.39%	1.11%	0.97%
Class A *	5/12/99	2.25%	5.22%	5.03%	4.99%

Class I	5/1/06	6.60%	6.87%	6.09%	5.51%	0.62%	0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 3.75%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2012 for Class A.

MMA Praxis Intermediate Income Fund
Performance review

Growth of $10,000 investment 12/31/00 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund and Index from 12/31/00 to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 3.75%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1
Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
ASSET BACKED SECURITY—0.2%
Discover Card Master Trust, 5.10%, 10/15/13	$500,000	$506,621
COLLATERALIZED MORTGAGE OBLIGATIONS—0.1%
Countrywide Home Loan Mortgage Pass Through Trust, 5.25%, 6/25/33	14,467	14,432
JPMorgan Mortgage Trust, 4.50%, 9/25/34	210,843	214,306
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS		228,738
COMMERCIAL MORTGAGE BACKED SECURITIES—6.8%
Banc of America Commercial Mortgage, Inc., 5.12%, 7/11/43	500,000	515,107
Bear Stearns Commercial Mortgage Securities, 4.52%, 11/11/41	500,000	512,183
Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42+	614,612	621,524
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	1,049,126
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	264,585	270,699
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41+	1,000,000	1,057,160
Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42+	959,468	969,265
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	2,146,399
Bear Stearns Commercial Mortgage Securities, 5.61%, 6/13/50	1,000,000	1,042,441
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42+	1,000,000	1,082,547
CS First Boston Mortgage Securities Corp., 6.53%, 6/15/34	381,393	383,285
First Union National Bank Commercial Mortgage, 6.22%, 12/12/33	468,092	479,729
GE Capital Commercial Mortgage Corp., 6.53%, 5/15/33	440,270	441,082
GMAC Commercial Mortgage Securities, Inc., 5.39%, 10/15/38	61,213	61,802
GMAC Commercial Mortgage Securities, Inc., 6.47%, 4/15/34	483,953	483,784
JPMorgan Chase Commercial Mortgage Securities Corp., 4.63%, 3/15/46	401,951	407,738
JPMorgan Chase Commercial Mortgage Securities Corp., 4.90%, 10/15/42	1,000,000	994,829
JPMorgan Chase Commercial Mortgage Securities Corp., 4.92%, 10/15/42+	1,000,000	1,059,315
JPMorgan Chase Commercial Mortgage Securities Corp., 5.40%, 5/15/45	2,000,000	2,129,230
LB-UBS Commercial Mortgage Trust, 5.64%, 12/15/25	165,814	167,288
Morgan Stanley Capital I, 4.83%, 6/12/47	946,675	972,322
Morgan Stanley Capital I, 5.01%, 1/14/42	960,147	983,317
Morgan Stanley Capital I, 5.81%, 8/12/41+	1,000,000	1,097,995
Morgan Stanley Dean Witter Capital I, 5.93%, 12/15/35	1,225,000	1,289,108
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		20,217,275
FOREIGN BONDS—1.5%
Arab Republic of Egypt, 4.45%, 9/15/15	2,000,000	2,192,120
Province of Ontario, Canada, 4.10%, 6/16/14	1,000,000	1,080,192
Republic of Austria, 2.00%, 11/15/12(a)	1,000,000	1,019,865
TOTAL FOREIGN BONDS		4,292,177

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
MUNICIPAL BONDS—2.0%
Cincinnati Ohio Water System Rev., 6.46%, 12/01/34	$600,000	$624,822
Columbus Multi-High School Building Corp. Rev., 6.45%, 1/15/30	1,000,000	1,008,230
Houston Independent School District, 6.17%, 2/15/34	1,000,000	1,016,650
Indianapolis Public School Multi-School Building, 5.73%, 7/15/29	1,500,000	1,448,835
LL&P Wind Energy, Inc. (XLCA), 5.73%, 12/01/17(a)	1,000,000	1,005,900
Wisconsin State Transportation Rev., 5.84%, 7/01/30	800,000	780,736
TOTAL MUNICIPAL BONDS		5,885,173
CORPORATE BONDS—46.2%
ADVERTISING—0.4%
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,110,054

AUTO COMPONENTS—0.4%
BorgWarner, Inc., 5.75%, 11/01/16	1,000,000	1,070,884

BIOTECHNOLOGY—0.2%
Biogen Idec, Inc., 6.00%, 3/01/13	500,000	540,052

BROADCASTING & CABLE TV—0.6%
Comcast Corp., 5.15%, 3/01/20	1,000,000	1,050,344
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 7.63%, 5/15/16	750,000	831,563
		1,881,907
BUILDING PRODUCTS—0.5%
Masco Corp., 6.13%, 10/03/16	500,000	510,985
Owens Corning, 6.50%, 12/01/16	800,000	847,297
		1,358,282
CAPITAL MARKETS—0.6%
BlackRock, Inc., 3.50%, 12/10/14	1,000,000	1,037,017
Franklin Resources, Inc., 2.00%, 5/20/13	670,000	679,040
		1,716,057
CHEMICALS—0.7%
Airgas, Inc., 3.25%, 10/01/15	1,000,000	987,850
Albemarle Corp., 4.50%, 12/15/20	500,000	492,111
Nalco Co., 8.25%, 5/15/17	500,000	541,875
		2,021,836

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—46.2%, continued
COMMERCIAL BANKS—2.7%
American Express Bank FSB, 5.55%, 10/17/12	$630,000	$673,859
ANZ National Internatioanl Ltd., 3.13%, 8/10/15(a)	1,000,000	994,640
Bank of New York Mellon Corp., 5.13%, 8/27/13	830,000	909,927
Bank of Nova Scotia, 2.25%, 1/22/13	2,000,000	2,036,422
Canadian Imperial Bank of Commerce, 2.00%, 2/04/13(a)	1,000,000	1,017,878
State Street Corp., 7.35%, 6/15/26	1,000,000	1,167,794
Wells Fargo & Co., 5.25%, 10/23/12	1,250,000	1,340,097
		8,140,617
COMMERCIAL SERVICES & SUPPLIES—0.6%
GATX Corp., 9.00%, 11/15/13	547,006	629,220
TTX Co., 4.90%, 3/01/15(a)	1,000,000	1,050,802
		1,680,022
CONSTRUCTION MATERIALS—0.4%
Martin Marietta Materials, Inc., 6.60%, 4/15/18	1,000,000	1,075,138

CONSUMER FINANCE—0.9%
American Honda Finance Corp., 4.63%, 4/02/13(a)	1,500,000	1,597,982
Ford Motor Credit Co. LLC, 7.25%, 10/25/11	1,000,000	1,033,546
		2,631,528
CONTAINERS & PACKAGING—0.6%
Bemis Co., Inc., 5.65%, 8/01/14	500,000	547,378
Sealed Air Corp., 7.88%, 6/15/17	1,000,000	1,099,698
		1,647,076
DIVERSIFIED FINANCIAL SERVICES—4.5%
Ally Financial, Inc., 6.75%, 12/01/14	600,000	631,500
Bank of America Corp., 4.50%, 4/01/15	500,000	508,168
Citigroup, Inc., 5.13%, 5/05/14	1,000,000	1,061,055
Equifax, Inc., 4.45%, 12/01/14	1,110,000	1,168,337
ERAC USA Finance LLC, 5.90%, 11/15/15(a)	1,000,000	1,112,353
General Electric Capital Corp., 6.15%, 8/07/37	1,000,000	1,054,091
Goldman Sachs Group, Inc., 6.88%, 1/15/11	500,000	500,811
JPMorgan Chase & Co., 4.65%, 6/01/14	1,000,000	1,067,389
Moody’s Corp., 5.50%, 9/01/20	1,000,000	987,921
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,529,524
NASDAQ OMX Group, Inc., 4.00%, 1/15/15	621,000	632,074
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	780,000	1,075,951
NYSE Euronext, 4.80%, 6/28/13	1,000,000	1,073,341
UBS AG, 3.88%, 1/15/15	1,000,000	1,030,622
		13,433,137

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—46.2%, continued
ELECTRIC UTILITIES—5.0%
AEP Texas North Co., 5.50%, 3/01/13	$1,000,000	$1,074,662
Atlantic City Electric Co., 7.75%, 11/15/18	500,000	610,149
CenterPoint Energy Houston Electric LLC, 7.00%, 3/01/14	1,000,000	1,142,851
CMS Energy Corp., 4.25%, 9/30/15	500,000	495,091
Consumers Energy Co., 6.70%, 9/15/19	625,000	745,165
FPL Energy National Wind LLC, 5.61%, 3/10/24(a)	159,245	160,068
ITC Holdings Corp., 5.50%, 1/15/20(a)	500,000	523,414
Kiowa Power Partners LLC, 4.81%, 12/30/13(a)	942,086	969,726
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	1,752,201
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	516,518
Portland General Electric Co., 6.10%, 4/15/19	1,100,000	1,262,764
Potomac Edison Co., 5.13%, 8/15/15	1,000,000	1,065,054
Potomac Electric Power Co., 6.50%, 11/15/37	1,000,000	1,154,774
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,143,246
TransAlta Corp., 4.75%, 1/15/15	500,000	528,852
TransAlta Corp., 6.65%, 5/15/18	500,000	564,921
Vectren Utility Holdings, Inc., 6.63%, 12/01/11	1,000,000	1,050,401
		14,759,857
ELECTRICAL EQUIPMENT—0.2%
Thomas & Betts Corp., 5.63%, 11/15/21	500,000	530,211

ENGINES - INTERNAL COMBUSTION—0.3%
Briggs & Stratton Corp., 8.88%, 3/15/11	1,000,000	1,020,000

FOOD & STAPLES RETAILING—0.2%
Kroger Co., 7.50%, 1/15/14	500,000	576,476

FOOD PRODUCTS—0.5%
Kellogg Co., 4.25%, 3/06/13	1,000,000	1,061,397
Ralcorp Holdings, Inc., 4.95%, 8/15/20	500,000	498,078
		1,559,475
GAS UTILITIES—2.1%
Enbridge Energy Partners LP, 5.20%, 3/15/20	500,000	524,049
Enterprise Products Operating LLC, 3.70%, 6/01/15	1,000,000	1,031,568
Florida Gas Transmission Co. LLC, 4.00%, 7/15/15(a)	1,000,000	1,032,168
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	245,649
Michigan Consolidated Gas Co., 8.25%, 5/01/14	1,000,000	1,156,832
National Fuel Gas Co., 6.50%, 4/15/18	500,000	547,683
Northern Natural Gas Co., 5.38%, 10/31/12(a)	1,000,000	1,080,222
Sempra Energy, 6.50%, 6/01/16	600,000	696,546
		6,314,717

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—46.2%, continued
HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
Beckman Coulter, Inc., 6.00%, 6/01/15	$900,000	$982,209
Mead Johnson Nutrition Co., 3.50%, 11/01/14	500,000	517,040
Zimmer Holdings, Inc., 4.63%, 11/30/19	500,000	513,382
		2,012,631
HEALTH CARE PROVIDERS & SERVICES—1.0%
Express Scripts, Inc., 6.25%, 6/15/14	550,000	614,879
Howard Hughes Medical Institute, 3.45%, 9/01/14	843,000	889,809
Laboratory Corp of America Holdings, 3.13%, 5/15/16	500,000	494,151
McKesson Corp., 6.50%, 2/15/14	1,000,000	1,123,479
		3,122,318
HOTELS, RESTAURANTS & LEISURE—0.6%
Hyatt Hotels Corp., 5.75%, 8/15/15(a)	750,000	784,460
Yum! Brands, Inc., 8.88%, 4/15/11	1,000,000	1,022,135
		1,806,595
HOUSEHOLD DURABLES—0.4%
Snap-On, Inc., 4.25%, 1/15/18	500,000	501,976
Stanley Black & Decker, Inc., 6.15%, 10/01/13	725,000	807,248
		1,309,224
HOUSEHOLD PRODUCTS—0.2%
Church & Dwight Co., Inc., 3.35%, 12/15/15	500,000	501,577

INDUSTRIAL CONGLOMERATES—1.3%
Cargill, Inc., 7.50%, 9/01/26(a)	1,250,000	1,520,536
Cooper U.S., Inc., 5.45%, 4/01/15	1,000,000	1,112,303
Harsco Corp., 5.75%, 5/15/18	1,000,000	1,095,371
		3,728,210
INDUSTRIAL MACHINERY—0.3%
Valmont Industries, Inc., 6.63%, 4/20/20	1,000,000	1,040,286

INSURANCE BROKERS—0.3%
Willis North America, Inc., 5.63%, 7/15/15	1,000,000	1,050,785

INTEGRATED TELECOMMUNICATION SERVICES—1.3%
AT&T, Inc., 4.95%, 1/15/13	1,000,000	1,071,871
Frontier Communications Corp., 7.88%, 4/15/15	500,000	546,250
GTE Corp., 6.84%, 4/15/18	1,000,000	1,133,617
Sprint Capital Corp., 7.63%, 1/30/11	1,000,000	1,002,500
		3,754,238

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—46.2%, continued
INTERNET & CATALOG RETAIL—0.2%
QVC, Inc., 7.13%, 4/15/17(a)	$500,000	$523,750

INTERNET RETAIL—0.2%
eBay, Inc., 1.63%, 10/15/15	500,000	479,763

IT SERVICES—0.5%
Dun & Bradstreet Corp., 2.88%, 11/15/15	250,000	244,383
Dun & Bradstreet Corp., 6.00%, 4/01/13	1,000,000	1,089,422
Fiserv, Inc., 3.13%, 10/01/15	250,000	247,545
		1,581,350
LIFE & HEALTH INSURANCE—0.2%
Prudential Financial, Inc., 4.75%, 4/01/14	641,000	678,881

MACHINERY—0.2%
Pall Corp., 5.00%, 6/15/20	500,000	514,006

METALS & MINING—0.5%
Carpenter Technology Corp., 6.63%, 5/15/13	500,000	532,991
Teck Resources Ltd., 9.75%, 5/15/14	750,000	938,528
		1,471,519
MULTI-LINE INSURANCE—1.4%
American International Group, Inc., 4.25%, 5/15/13	500,000	517,424
Horace Mann Educators Corp., 6.85%, 4/15/16	750,000	798,451
MetLife, Inc., 4.75%, 2/08/21	500,000	510,511
Metropolitan Life Global Funding I, 5.13%, 6/10/14(a)	500,000	543,873
Principal Life Global Funding I, 6.25%, 2/15/12(a)	1,000,000	1,043,601
Unitrin, Inc., 6.00%, 11/30/15	650,000	657,379
		4,071,239
MULTILINE RETAIL—0.8%
Wal-Mart Stores, Inc., 1.50%, 10/25/15	1,000,000	957,852
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,289,563
		2,247,415
OIL, GAS & CONSUMABLE FUELS—2.4%
BP Capital Markets plc, 3.88%, 3/10/15	1,250,000	1,289,363
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,075,000	1,321,167
Motiva Enterprises LLC, 5.20%, 9/15/12(a)	1,000,000	1,058,153
Pioneer Natural Resources Co., 5.88%, 7/15/16	500,000	514,069
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.83%, 9/30/16(a)	892,200	959,115
Shell International Finance BV, 4.00%, 3/21/14	1,000,000	1,064,097
Texas Gas Transmission LLC, 4.60%, 6/01/15	1,000,000	1,053,677
		7,259,641

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—46.2%, continued
PAPER & FOREST PRODUCTS—0.3%
Domtar Corp., 9.50%, 8/01/16	$462,000	$545,160
Plum Creek Timberlands LP, 4.70%, 3/15/21	375,000	356,892
		902,052
PERSONAL PRODUCTS—0.4%
Avon Products, Inc., 5.63%, 3/01/14	1,000,000	1,108,068

PHARMACEUTICALS—1.2%
Abbott Laboratories, 5.13%, 4/01/19	1,000,000	1,101,064
Novartis Capital Corp., 4.13%, 2/10/14	1,250,000	1,333,993
Roche Holdings, Inc., 6.00%, 3/01/19(a)	1,000,000	1,162,839
		3,597,896
PROPERTY & CASUALTY INSURANCE—1.5%
21st Century Insurance Group, 5.90%, 12/15/13	973,000	1,035,588
Fidelity National Financial, Inc., 7.30%, 8/15/11	1,000,000	1,028,845
Markel Corp., 6.80%, 2/15/13	1,000,000	1,059,316
Progressive Corp., 6.70%, 6/15/37+	500,000	513,750
W.R. Berkley Corp., 6.15%, 8/15/19	710,000	724,192
		4,361,691
PUBLISHING—0.6%
McGraw-Hill Cos., Inc., 5.38%, 11/15/12	1,000,000	1,061,652
Washington Post Co., 7.25%, 2/01/19	575,000	653,880
		1,715,532
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.7%
AMB Property LP, 6.13%, 12/01/16	1,000,000	1,087,795
Pan Pacific Retail Properties, Inc., 5.95%, 6/01/14	1,000,000	1,090,877
		2,178,672
REINSURANCE—0.4%
Berkshire Hathaway, Inc., 2.13%, 2/11/13	1,200,000	1,225,589

ROAD & RAIL—0.9%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	1,000,000	1,034,617
Canadian National Railway Co., 4.40%, 3/15/13	1,000,000	1,065,825
CSX Transportation, Inc., 8.38%, 10/15/14	460,666	535,879
		2,636,321
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
Analog Devices, Inc., 5.00%, 7/01/14	1,000,000	1,077,773
Applied Materials, Inc., 7.13%, 10/15/17	500,000	590,528
KLA-Tencor Corp., 6.90%, 5/01/18	1,000,000	1,100,006
		2,768,307
SOFT DRINKS—0.4%
Bottling Group LLC, 5.13%, 1/15/19	1,000,000	1,090,900

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—46.2%, continued
SPECIALTY RETAIL—0.4%
Home Depot, Inc., 5.25%, 12/16/13	$500,000	$548,773
Staples, Inc., 9.75%, 1/15/14	500,000	605,925
		1,154,698
SUPRANATIONAL—2.1%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	1,081,741
Inter-American Development Bank, 3.50%, 3/15/13	1,000,000	1,057,511
Inter-American Development Bank, 3.50%, 7/08/13	1,000,000	1,062,134
International Bank for Reconstruction & Development, 2.00%, 12/04/13	2,000,000	2,049,264
International Finance Facility for Immunisation (IFFIM), 5.00%, 11/14/11(a)	1,000,000	1,034,694
		6,285,344
TECHNOLOGY DISTRIBUTORS—0.2%
Arrow Electronics, Inc., 3.38%, 11/01/15	500,000	484,699

THRIFTS & MORTGAGE FINANCE—0.3%
Countrywide Financial Corp., 5.80%, 6/07/12	1,000,000	1,052,097

TRANSPORTATION SERVICES—0.3%
Golden State Petroleum Transport Corp., 8.04%, 2/01/19	841,857	856,067

TRUCK MANUFACTURERS—0.3%
PACCAR, Inc., 6.88%, 2/15/14	760,000	871,762

TRUCKING—0.3%
JB Hunt Transport Services, Inc., 3.38%, 9/15/15	1,000,000	987,783

UTILITIES—0.7%
Harper Lake Solar Funding Corp., 7.65%, 12/31/18(a)	558,467	610,594
Salton Sea Funding Corp., 7.48%, 11/30/18	909,277	972,199
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(a)	600,000	589,920
		2,172,713
WATER UTILITIES—0.4%
American Water Capital Corp., 6.09%, 10/15/17	1,000,000	1,121,793
TOTAL CORPORATE BONDS		136,792,738

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
CORPORATE NOTES—0.9%
DEVELOPMENT AUTHORITIES—0.9%
Everence Community Investment, Inc., 0.45%, 12/15/12+(b)	$1,010,000	$1,010,000
Everence Community Investment, Inc., 0.68%, 12/15/11+(b)	1,052,500	1,052,500
Everence Community Investment, Inc., 0.68%, 12/15/13+(b)	802,500	740,707
TOTAL CORPORATE NOTES		2,803,207

INTEREST-ONLY BONDS—0.0%
FREDDIE MAC REMICS — 0.0%
5.00%, 4/15/29	1,453,214	56,536
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.0%
0.77%, 4/16/27+	5,492,749	73,349
TOTAL INTEREST-ONLY BONDS		129,885

U.S. GOVERNMENT AGENCIES—39.7%
FEDERAL FARM CREDIT BANK — 0.8%
4.88%, 12/16/15	2,000,000	2,248,184
FEDERAL HOME LOAN BANK — 6.0%
3.38%, 6/12/20	3,500,000	3,448,035
3.88%, 6/14/13	300,000	321,404
4.88%, 5/17/17	2,750,000	3,100,080
5.00%, 11/17/17	4,000,000	4,534,984
5.00%, 12/10/21	2,625,000	2,895,840
5.50%, 7/15/36	3,250,000	3,579,963
		17,880,306
FEDERAL HOME LOAN MORTGAGE CORP. — 10.7%
2.61%, 5/01/34+	440,148	459,241
2.61%, 5/01/34+	224,341	234,073
3.75%, 3/27/19	6,669,000	6,903,542
4.00%, 10/01/25	1,880,368	1,937,073
4.50%, 6/01/18	778,832	814,853
4.50%, 6/01/39	2,661,826	2,730,196
4.50%, 9/01/40	1,878,243	1,926,487
5.00%, 4/01/19	642,623	685,699
5.00%, 12/01/21	1,136,693	1,206,494
5.00%, 2/15/32	1,678,730	1,764,118
5.00%, 7/01/35	1,166,602	1,229,354
5.00%, 6/01/39	2,315,810	2,430,246
5.50%, 4/01/22	748,737	802,904
5.50%, 11/01/33	564,829	606,861

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES—39.7%, continued
FEDERAL HOME LOAN MORTGAGE CORP. — 10.7%, continued
5.50%, 3/01/36	$768,029	$823,262
5.50%, 6/01/36	1,189,970	1,271,828
5.50%, 12/01/36	1,132,338	1,210,232
6.00%, 9/01/17	479,115	521,112
6.00%, 4/01/27	1,212,979	1,314,480
6.00%, 6/01/36	846,945	917,817
6.00%, 8/01/37	724,826	785,479
7.00%, 2/01/30	265,685	299,222
7.00%, 3/01/31	225,628	254,109
7.50%, 7/01/30	461,047	519,867
		31,648,549
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 15.7%
1.25%, 8/20/13	3,103,000	3,123,275
2.20%, 2/01/34+	206,301	211,557
2.52%, 6/01/33+	127,264	132,806
2.60%, 5/01/34+	303,379	316,611
3.50%, 7/01/20	2,276,329	2,358,135
3.50%, 10/01/25	1,468,533	1,482,071
4.13%, 4/15/14	900,000	981,561
4.38%, 10/15/15	5,500,000	6,054,092
4.50%, 9/01/40	2,444,078	2,511,055
4.50%, 10/01/40	2,442,245	2,509,158
5.00%, 2/13/17	3,000,000	3,385,116
5.00%, 7/01/18	428,331	454,633
5.00%, 9/01/18	577,744	613,221
5.00%, 4/01/25	947,503	1,008,054
5.00%, 7/01/25	823,257	875,539
5.00%, 10/01/25	1,007,573	1,071,459
5.00%, 10/01/35	1,443,237	1,518,323
5.43%, 5/01/37+	948,108	1,003,697
5.50%, 6/01/22	852,327	916,917
5.50%, 11/01/25	265	286
5.50%, 2/01/34	533,453	571,007
5.50%, 1/01/35	1,153,824	1,235,051
5.50%, 10/01/35	1,667,817	1,785,228
5.50%, 6/01/36	813,663	870,944
5.50%, 11/01/36	1,079,168	1,155,139
6.00%, 10/01/33	286,760	311,863
6.00%, 11/01/34	1,116,433	1,214,165
6.00%, 10/01/35	690,171	750,589
6.00%, 6/01/36	678,590	737,993
6.63%, 11/15/30	5,600,000	7,065,906

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES—39.7%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 15.7%, continued
7.00%, 7/01/15	$3,583	$3,948
7.00%, 11/01/19	36,430	41,340
7.00%, 11/01/19	57,584	65,344
8.50%, 9/01/26	222,069	257,110
		46,593,193
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.6%
3.50%, 1/20/34+	147,930	152,592
5.50%, 10/20/38	895,928	952,339
6.50%, 11/20/38	202,190	224,246
6.75%, 4/15/16	48,936	53,917
7.00%, 12/20/30	75,173	83,379
7.00%, 10/20/31	49,562	54,972
7.00%, 3/20/32	152,616	169,276
		1,690,721
SMALL BUSINESS ADMINISTRATION — 0.2%
0.60%, 2/25/32+	544,006	541,248
1.00%, 9/25/18+	35,985	36,052
		577,300
U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT — 0.5%
1.80%, 8/01/14	1,440,000	1,458,656

FDIC GUARANTEED—5.2% (c)
Citibank NA, 1.75%, 12/28/12	3,000,000	3,060,702
Citigroup Funding, Inc., 1.88%, 10/22/12	3,000,000	3,060,081
Citigroup Funding, Inc., 1.88%, 11/15/12	1,330,000	1,356,809
General Electric Capital Corp., 2.20%, 6/08/12	175,000	178,918
JPMorgan Chase & Co., 2.20%, 6/15/12	3,500,000	3,580,658
PNC Funding Corp., 1.88%, 6/22/11	650,000	655,012
Regions Bank/Birmingham AL, 3.25%, 12/09/11	1,500,000	1,539,661
U.S. Central Federal Credit Union, 1.90%, 10/19/12	2,000,000	2,041,926
		15,473,767
TOTAL U.S. GOVERNMENT AGENCIES		117,570,676

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
INVESTMENT COMPANY—0.4%
MUTUAL FUND—0.4%
Pax World High Yield Bond Fund, Individual Investor Class	167,685	$1,292,854

SHORT TERM INVESTMENT—1.0%
INVESTMENT COMPANY—1.0%
JPMorgan U.S. Government Money Market Fund, Agency Shares	3,003,818	3,003,818

TOTAL INVESTMENTS (Cost* $281,689,743)—98.8%		$292,723,162
Other assets in excess of liabilities — 1.2%		3,676,229
NET ASSETS—100%		$296,399,391

__________________
+	Variable rate security. Rates presented are the rates in effect at December 31, 2010.
(a)
144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2010, these securities were valued at $21,451,963 or 7.2% of net assets.

(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid and are fair valued under guidelines established by the Board of Trustees:

Security	Yield	Shares	Acquisition Date
Everence Community Investment, Inc.	0.45%	910,000	12/2009
Everence Community Investment, Inc.	0.45%	100,000	8/2010
Everence Community Investment, Inc.	0.68%	802,500	12/2009
Everence Community Investment, Inc.	0.68%	250,000	8/2010
Everence Community Investment, Inc.	0.68%	802,500	12/2009

At December 31, 2010, these securities had an aggregate market value of $2,803,207, representing 0.9% of net assets.

(c)
Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

*	Represents cost for financial reporting purposes.
FDIC	— Federal Deposit Insurance Corporation
plc	— Public Liability Company
REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
XLCA	— XL Capital Assurance, Inc.

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2010

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Asset Backed Security	$—	$506,621	$—	$506,621
Collateralized Mortgage Obligations	—	228,738	—	228,738
Commercial Mortgage Backed Securities	—	20,217,275	—	20,217,275
Foreign Bonds	—	4,292,177	—	4,292,177
Municipal Bonds	—	5,885,173	—	5,885,173
Corporate Bonds	—	136,792,738	—	136,792,738
Corporate Notes	—	—	2,803,207	2,803,207
Interest-Only Bonds	—	129,885	—	129,885
U.S. Government Agencies	—	117,570,676	—	117,570,676
Investment Company	1,292,854	—	—	1,292,854
Short Term Investment	3,003,818	—	—	3,003,818
Total Investments	$4,296,672	$285,623,283	$2,803,207	$292,723,162

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes	Intermediate Income Fund
Balance as of December 31, 2009	$2,515,000
Proceeds from sales/maturities	—
Cost of purchases	350,000
Change in unrealized appreciation (depreciation)	(61,793)
Balance as of December 31, 2010	$2,803,207

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Annual report to shareholders
Portfolio managers’ letter

MMA Praxis Core Stock Fund performance overview

For the year ended Dec. 31, 2010, MMA Praxis Core Stock Fund Class A Shares (without load) returned 11.5 percent, under-performing its benchmark, the S&P 500 Index (“Index”), which returned 15.09 percent.

Factors affecting the Fund’s performance

All sectors of the market registered increases over the year. Consumer Discretionary, Industrials and Materials were the sectors within the Index that increased the most. Health Care and Utilities were the sectors within the Index that increased the least.

The Fund had more invested in Financials than any other sector and they were the most important contributor to the Fund’s performance. The Fund’s financial companies outperformed the corresponding sector within the Index (up 18 percent versus up 12 percent for the Index) and had a higher relative average weighting (28 percent versus 16 percent for the Index). Berkshire Hathaway, Wells Fargo, Julius Baer and Progressive were among the most important contributors to performance.

Consumer staple companies were the second most important contributor to performance. The Fund’s consumer staple companies outperformed the corresponding sector within the Index (up 18 percent versus up 14 percent for the Index) and had a higher relative average weighting (19 percent versus 11 percent for the Index). Costco and Procter & Gamble were among the most important contributors to performance.

While energy companies made positive contributions to absolute performance, they were the most important reason that the Fund lagged the Index. The Fund’s energy companies underperformed the corresponding sector within the Index (up 6 percent versus up 20 percent for the Index) and had approximately the same relative average weighting (both 11 percent). Canadian Natural Resources was among the most important contributors to performance, while EOG Resources and Transocean were among the most important detractors from performance.

While industrial companies also made positive contributions to absolute performance, they were the second most important reason that the Fund’s performance lagged the Index. The Fund’s industrial companies underperformed the corresponding sector within the Index (up 22 percent versus up 27 percent for the Index) and had a lower relative average weighting (5 percent versus 11 percent for the Index) in this stronger performing sector. China Shipping Development was among the most important detractors from performance.

Five companies, Hewlett Packard, H&R Block, Google, Microsoft and Visa, were important detractors from the Fund’s performance. All five companies turned in negative returns for the year despite generally positive returns in the overall market. The Fund no longer owns H&R Block.

The Fund held approximately 17 percent of its assets in foreign companies (including American Depositary Receipts) at Dec. 31, 2010. As a whole, these companies outperformed the domestic companies held by the Fund.

As of Dec. 31, 2010, only one company, Berkshire Hathaway, had dropped out of the Fund’s top 10 holdings from the end of 2009. This is consistent with our low-turnover strategy. The Fund continues to own Berkshire Hathaway, but in a reduced amount. The new addition to the Fund’s top 10 holdings, CVS Caremark, was the Fund’s twelfth largest holding at the end of 2009.

Christopher C. Davis
MMA Praxis Core Stock Fund Portfolio Manager
CEO of Davis Advisors

Kenneth C. Feinberg
MMA Praxis Core Stock Fund Portfolio Manager
Davis Advisors

The views expressed are those of the portfolio manager as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 12/31/10

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	11.50%	-5.13%	-1.01%	-0.52%	1.60%	1.60%
Class A *	5/12/99	5.62%	-6.81%	-2.07%	-1.06%

Class I	5/1/06	12.38%	-4.68%	-0.58%	-0.31%	0.95%	0.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010.

MMA Praxis Core Stock Fund
Performance review

Growth of $10,000 investment 12/31/00 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund and Index from 12/31/00 to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1	The S&P 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Core Stock Fund
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—96.6%
AUTOMOBILES—1.5%
Harley-Davidson, Inc.	74,400	$2,579,448

BEVERAGES—1.5%
Coca-Cola Co.	38,100	2,505,837

CAPITAL MARKETS—7.1%
Ameriprise Financial, Inc.	30,800	1,772,540
Bank of New York Mellon Corp.	155,700	4,702,140
Charles Schwab Corp.	5,700	97,527
GAM Holding AG (Switzerland)(a)	43,400	717,144
Goldman Sachs Group, Inc.	6,590	1,108,174
Julius Baer Group Ltd. (Switzerland)	81,800	3,831,915
		12,229,440
CHEMICALS—0.8%
Air Products & Chemicals, Inc.	4,270	388,357
Potash Corp of Saskatchewan, Inc. (Canada)	4,087	632,790
Praxair, Inc.	3,700	353,239
		1,374,386
COMMERCIAL BANKS—5.0%
Wells Fargo & Co.	278,558	8,632,512

COMMERCIAL SERVICES & SUPPLIES—1.6%
Iron Mountain, Inc.	113,000	2,826,130

COMPUTERS & PERIPHERALS—0.8%
Hewlett-Packard Co.	34,250	1,441,925

CONSTRUCTION MATERIALS—1.3%
Martin Marietta Materials, Inc.	20,300	1,872,472
Vulcan Materials Co.	10,200	452,472
		2,324,944
CONSUMER FINANCE—4.2%
American Express Co.	169,500	7,274,940

CONTAINERS & PACKAGING—2.2%
Sealed Air Corp.	146,900	3,738,605

DIVERSIFIED FINANCIAL SERVICES—0.5%
JPMorgan Chase & Co.	4,800	203,616
Moody’s Corp.	25,700	682,078
		885,694

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—96.6%, continued
ENERGY EQUIPMENT & SERVICES—0.8%
Transocean Ltd. (Switzerland)(a)	18,955	$1,317,562

FOOD & STAPLES RETAILING—14.0%
Costco Wholesale Corp.	244,400	17,648,124
CVS Caremark Corp.	187,322	6,513,186
		24,161,310
FOOD PRODUCTS—1.3%
Hershey Co.	4,280	201,802
Kraft Foods, Inc., Class A	16,100	507,311
Mead Johnson Nutrition Co.	12,900	803,025
Unilever NV - NY Registry Shares- ADR (Netherlands)	22,700	712,780
		2,224,918
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
Baxter International, Inc.	19,800	1,002,276
Becton Dickinson and Co.	21,800	1,842,536
		2,844,812
HEALTH CARE PROVIDERS & SERVICES—1.7%
Express Scripts, Inc. (a)	52,800	2,853,840

HOUSEHOLD DURABLES—0.3%
Hunter Douglas NV (Netherlands)	8,300	438,882

HOUSEHOLD PRODUCTS—5.0%
Procter & Gamble Co.	133,200	8,568,756

INDUSTRIAL CONGLOMERATES—0.3%
Tyco International Ltd. (Switzerland)	14,390	596,322

INSURANCE—8.2%
AON Corp.	4,600	211,646
Berkshire Hathaway, Inc., Class A (a)	23	2,770,350
Loews Corp.	125,900	4,898,769
Markel Corp. (a)	480	181,502
Progressive Corp.	212,200	4,216,414
Transatlantic Holdings, Inc.	34,343	1,772,786
		14,051,467
INTERNET & CATALOG RETAIL—0.4%
Liberty Media Corp. - Interactive, Series A (a)	38,475	606,751

INTERNET SOFTWARE & SERVICES—4.5%
Google, Inc., Class A (a)	13,200	7,840,404

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—96.6%, continued
IT SERVICES—0.3%
Visa, Inc., Class A	6,370	$448,321

MARINE—1.3%
China Shipping Development Co. Ltd., Class H (China)	406,000	541,138
Kuehne + Nagel International AG (Switzerland)	12,000	1,668,449
		2,209,587
MEDIA—0.6%
Grupo Televisa SA- ADR (Mexico)(a)	32,500	842,725
Liberty Media Corp. - Starz, Series A (a)	3,044	202,365
		1,045,090
METALS & MINING—1.4%
BHP Billiton plc (United Kingdom)	32,000	1,272,724
Rio Tinto plc (United Kingdom)	17,400	1,217,113
		2,489,837
OIL, GAS & CONSUMABLE FUELS—10.0%
Canadian Natural Resources Ltd. (Canada)	109,200	4,850,664
Devon Energy Corp.	64,900	5,095,299
EOG Resources, Inc.	64,400	5,886,804
OGX Petroleo e Gas Participacoes SA (Brazil)(a)	110,000	1,325,301
		17,158,068
PAPER & FOREST PRODUCTS—1.5%
Sino-Forest Corp. (Canada)(a)	107,060	2,507,721

PERSONAL PRODUCTS—0.2%
Natura Cosmeticos SA (Brazil)	12,200	350,493

PHARMACEUTICALS—8.0%
Johnson & Johnson	66,100	4,088,285
Merck & Co., Inc.	223,916	8,069,933
Roche Holding AG (Switzerland)	10,600	1,553,155
		13,711,373
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.6%
Brookfield Asset Management, Inc., Class A (Canada)	39,900	1,328,271
Hang Lung Group Ltd. (Hong Kong)	231,000	1,518,642
		2,846,913

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.7%
Texas Instruments, Inc.	91,700	2,980,250

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT/ SHARES	VALUE
COMMON STOCKS—96.6%, continued
SOFTWARE—1.4%
Activision Blizzard, Inc.	81,500	$1,013,860
Microsoft Corp.	51,300	1,432,296
		2,446,156
SPECIALTY RETAIL—2.4%
Bed Bath & Beyond, Inc. (a)	57,400	2,821,210
CarMax, Inc. (a)	44,000	1,402,720
		4,223,930
TRANSPORTATION INFRASTRUCTURE—1.3%
China Merchants Holdings International Co. Ltd. (Hong Kong)	557,355	2,201,369

WIRELESS TELECOMMUNICATION SERVICES—0.3%
America Movil SAB de CV, Series L- ADR (Mexico)	10,400	596,336

TOTAL COMMON STOCKS		166,534,329

COMMERCIAL PAPER—2.1%
Intesa Funding LLC, 0.20%, 1/03/11	$3,696,000	3,695,911

CORPORATE NOTES—1.3%
DEVELOPMENT AUTHORITIES—1.3%
Everence Community Investment, Inc., 0.45%, 12/15/12+(b)	803,000	803,000
Everence Community Investment, Inc., 0.68%, 12/15/11+(b)	716,000	716,000
Everence Community Investment, Inc., 0.68%, 12/15/13+(b)	716,000	660,868
TOTAL CORPORATE NOTES		2,179,868

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
SHORT TERM INVESTMENT—0.0%
INVESTMENT COMPANY—0.0%
JPMorgan U.S. Government Money Market Fund, Agency Shares	26,734	$26,734

TOTAL INVESTMENTS (Cost* $145,256,276)—100.0%		$172,436,842
Liabilities in excess of other assets — 0.0%		(59,980)
NET ASSETS—100%		$172,376,862

+	Variable rate security. Rates presented are the rates in effect at December 31, 2010.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid and are fair valued under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.45%	803,000	12/2009
Everence Community Investment, Inc.	0.68%	716,000	12/2009
Everence Community Investment, Inc.	0.68%	716,000	12/2009

At December 31, 2010, these securities had an aggregate market value of $2,179,868, representing 1.3% of net assets.

*	Represents cost for financial reporting purposes.
ADR	— American Depositary Receipt
plc	— Public Liability Company

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
December 31, 2010

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$166,534,329	$—	$—	$166,534,329
Commercial Paper	—	3,695,911	—	3,695,911
Corporate Notes	—	—	2,179,868	2,179,868
Short Term Investment	26,734	—	—	26,734
Total Investments	$166,561,063	$3,695,911	$2,179,868	$172,436,842

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes	Core Stock Fund
Balance as of December 31, 2009	$2,935,000
Proceeds from sales/maturities	(700,000)
Cost of purchases	—
Change in unrealized appreciation (depreciation)	(55,132)
Balance as of December 31, 2010	$2,179,868

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis International Fund
Annual report to shareholders
Portfolio manager’s letter

Last year, we described the market gains of 2009 as exceptional, abnormal and, some even as record breaking. In 2010, we experienced a more modest year in comparison, but still one which saw strong gains across many markets, including a gain of 7.75 percent in the MSCI EAFE Index.

The year presented many macro challenges, with investors still wary of taking substantial equity risk on their books. The United States deficits – federal, current account, state and municipal – were all of concern due to their size and implications for growth and the markets. Europe went through its own turmoil, with Greek and Irish problems to the fore. The year started with investor nervousness, got hit by the sovereign crisis in the second quarter, but took comfort in the establishment of the European Financial Stability Facility in June. Markets entered a period of volatility in July as fears of a double-dip recession combined with continued high unemployment levels. These fears were finally subdued, as expectations grew that the U.S. Federal Reserve would maintain a loose monetary policy and even resort to another round of quantitative easing. This helped global markets to rally strongly in the third quarter and to add further gains in the fourth quarter, thus finishing the year out with high single digit returns.

There was a great deal of divergence among different international markets. For example, in emerging markets, China was marginally positive at less than 2 percent, but Mexico rose by over 27 percent. In Europe, the Spanish market was down by almost 22 percent, but Germany rose by 8 percent, while in Asia, Japan was more than 15 percent positive. As a consequence of the weak correlation among markets, the equity environment in 2010 provided a very positive environment for stock pickers.

Over the period, the Fund outperformed its benchmark, the MSCI EAFE Index, largely due to significant positive contributions from many individual holdings across a range of sectors and countries. The Fund continued to benefit from the investments we made in quality businesses that were trading at depressed valuations and in companies with good exposure to cyclical growth as the market recovered in mid-2009. Stock selection was the primary driver of results, with positive effect in all but two of the 10 sectors, and our sector positioning also helping returns.

Strategy

The year saw more modest overall changes in portfolio structure than in 2009, but we added meaningfully to holdings in Consumer Discretionary and Health Care with Financials and Information Technology (IT) having the largest reductions.

In Consumer Discretionary, we added to a range of automobile holdings. New auto stocks added included Peugeot S.A., BMW AG, and Hyundai Motor Company Ltd., while at the same time we trimmed our exposure to the Japanese truck manufacturer Isuzu Motors Ltd., due to its very strong appreciation of almost 150 percent in the year. Additionally, we increased exposure to luxury goods, holding Burberry Group PLC due to increased demand for luxury products, particularly from China and other leading developing markets. In Health Care, we added Germany’s Bayer AG and GlaxoSmithKline PLC in the United Kingdom on valuation grounds. In Financials, the sector with the largest reduction, we had concerns on some international banks due to factors such as lack of real transparency, interest rate pressure, and sovereign debt exposure levels. Among our eliminations were Deutsche Bank AG and Nordea Bank AD. We also disposed of AXA S.A., the French financial services company, and Hellenic Exchanges Holding S.A. In IT, the reductions included Japan’s Elpida Memory Inc. and Canada’s Research in Motion Ltd. (RIM). In Energy, we eliminated Transocean Ltd. in the aftermath of the oil spill in the Gulf of Mexico, and also trimmed back our exposure to BP PLC.

When viewed from a geographic perspective, the changes were most significant in Europe across a range of countries, where the most significant reduction was in Switzerland due in large part to the elimination of Nestle on socially responsible investing grounds.

Contributors to performance

In a year of strong absolute and relative performance, there were a number of meaningful contributors. Consumer Discretionary was at the top, where the aforementioned Isuzu led the way due to the size of our exposure and its outstanding performance. The aggregate exposure to luxury goods companies including Burberry Group PLC, Swatch Group AG and PPR S.A. performed strongly and contributed meaningfully. In Materials, we saw a mixture of commodity and mining companies to the fore. These included United Kingdom-based Antofagasta PLC, with exposure to copper production in Chile, and gold companies Agnico-Eagle Mines Ltd. and Newcrest Mining Ltd., both of which benefitted from the continued appreciation of the underlying commodity. We also gained from our holding in Potash Corp. of Saskatchewan Inc. We sold it after it received a bid from BHP Billiton, which was subsequently withdrawn after opposition from the Canadian government. In IT, SINA Corp., the Chinese internet portal, rose by almost 40 percent in the quarter. The company has benefitted from its newly launched micro-blog service (the Chinese answer to Twitter), which has grown spectacularly over the past year – it added 50 million new customers in that period.

Geographically, emerging markets exposure led the way with Europe and the United Kingdom also benefitting. Strong outperformance from our holdings in Japan more than offset the impact of underweight in what was one of the stronger regions in the year.

Detractors from performance

The detractors were limited in the period. In Industrials, some of the employment companies in which we had meaningful weights lagged due to delayed recovery in corporate recruitment. In Financials, while we benefitted from our underweight to what was a weak sector, some individual European bank holdings were negative.

Geographically, Asia ex-Japan was the only detractor, due to underweight in what was the year’s strongest performing region.

Portfolio Outlook

Going forward into 2011, markets will still continue to wrestle with many of the issues that surfaced in 2010, as well as the potential for a hardening of China’s attempts to quell inflation.

However, there are several factors that do appear to be underpinning the recent strength in equity markets and that could be positive into 2011. First, equities did compare favorably relative to other investments. We are currently experiencing very low yields in fixed income, and bank deposit rates are at extremely low levels and do not adequately cover cost inflation within personal lives. We believe in this low yield environment, many fixed income investments do not protect and preserve capital but rather erode it. It is clear that the U.S. Federal Reserve and many other central banks around the world, such as the European Central Bank and the Bank of England, want us to put our money to work for productive use, and not keep it in low risk deflation hedges. These circumstances should promote some movement from fixed income into equities, which should be favorable to equities.

Second, there is some positive dynamics at the company level. Cost cutting strategies have been implemented (although in our opinion the cost cutting wave is over), balance sheets are generally flush with cash, companies have been withholding capital expenditure and workforces are stretched. Therefore productivity levels are very high and margins are strong even though top lines have not recovered fully from crisis levels.

In addition, we are beginning to see a turn in new job creation, even though the unemployment rate may take longer to come down. In our opinion, employment is correlated with corporate profitability and gross domestic product growth, and as both of these indictors have been improving, we are beginning to see a turn in employment data.

Europe will still show continued adjustment pains caused by the ongoing fiscal turmoil and tightening; but this is ultimately part of the European Union’s growing pains, and we do not believe that Euro land is facing complete disintegration anytime soon. The European Central Bank balance sheet has enormous room to expand and could therefore provide support to sovereign bond markets. Ultimately, we could even see multilateral support – Chinese buying Portuguese and Spanish bonds to provide liquidity to markets.

In emerging markets, the long-term story of an emerging middle class is valid in Brazil, Russia, Indiana and China (known as the BRIC countries). Several countries, such as Brazil and Russia, are strongly linked to the commodity cycle. We are active but careful and very selective in this area, from our perspective excessive liquidity can create bubbles as well as strong volatility.

Overall, we continue to look for improvements that have not been priced into the stock prices. In developed countries, we are finding interesting value plays, while in emerging markets we are looking for undervalued growth situations. We are still finding interesting companies whose stock prices are still far off their highs of 2007.

Francis Claró, CFA®
MMA Praxis International Fund Portfolio Manager
Wells Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis International Fund
Performance review

Average annual total returns as of 12/31/10

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	12.20%	-8.76%	0.57%	0.16%	1.97%	1.97%
Class A *	5/12/99	6.29%	-10.38%	-0.51%	-0.38%

Class I	5/1/06	13.30%	-8.25%	1.05%	0.40%	1.26%	1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010.

MMA Praxis International Fund
Performance review

Growth of $10,000 investment 12/31/00 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund and Index from 12/31/00 to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1	The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis International Fund
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—88.0%
ARGENTINA—1.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
IRSA Inversiones y Representaciones SA- ADR	63,122	$1,015,633

AUSTRALIA—4.1%
BANKS—1.4%
Commonwealth Bank of Australia	14,313	743,239
Westpac Banking Corp.	27,996	635,968
		1,379,207
DIVERSIFIED FINANCIALS—0.9%
ASX Ltd.	13,057	503,205
Macquarie Group Ltd.	10,154	384,368
		887,573
INSURANCE—0.7%
AMP Ltd.	130,151	704,197

MATERIALS—1.1%
Newcrest Mining Ltd.	27,542	1,139,193
		4,110,170

BRAZIL—0.5%
BANKS—0.5%
Banco Bradesco SA- ADR	24,203	491,079

CANADA—6.9%
ENERGY—3.2%
Canadian Natural Resources Ltd.	25,796	1,150,611
Encana Corp.	26,579	777,615
Pacific Rubiales Energy Corp.	20,619	699,881
Suncor Energy, Inc.	15,533	598,012
		3,226,119
MATERIALS—2.2%
Agnico-Eagle Mines Ltd.	14,248	1,092,822
Teck Resources Ltd., Class B	18,385	1,142,521
		2,235,343
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
Brookfield Asset Management, Inc., Class A	43,520	1,448,781
		6,910,243
CHINA—4.7%
SOFTWARE & SERVICES—4.3%
Baidu, Inc.- ADR (a)	4,807	464,019
Netease.com- ADR (a)	16,286	588,739

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—88.0%, continued
CHINA—4.7%, continued
SOFTWARE & SERVICES—4.3%, continued
Sina Corp. (a)	28,818	$1,983,255
Tencent Holdings Ltd.	29,200	634,505
VanceInfo Technologies, Inc.- ADR (a)	17,637	609,182
		4,279,700
TECHNOLOGY HARDWARE & EQUIPMENT—0.4%
ZTE Corp., Class H	103,200	410,262
		4,689,962
DENMARK—0.5%
TRANSPORTATION—0.5%
A.P. Moller - Maersk A/S, Class B	55	498,032

FINLAND—0.5%
TECHNOLOGY HARDWARE & EQUIPMENT—0.5%
Nokia OYJ	44,268	457,862

FRANCE—7.1%
AUTOMOBILES—1.5%
Peugeot SA (a)	38,851	1,474,950

BANKS—0.9%
BNP Paribas	13,541	861,495

CAPITAL GOODS—0.9%
Alstom SA	8,944	427,997
Cie de Saint-Gobain	9,441	485,716
		913,713
ENERGY EQUIPMENT & SERVICES—0.3%
Technip SA	3,324	306,933

FOOD & STAPLES RETAILING—0.5%
Carrefour SA	12,490	514,899

FOOD, BEVERAGE & TOBACCO—0.6%
Danone SA	9,739	611,929

MEDIA—0.6%
Publicis Groupe SA	12,031	627,004

RETAILING—0.9%
PPR	6,000	954,118

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—88.0%, continued
FRANCE—7.1%, continued
TELECOMMUNICATION SERVICES—0.9%
France Telecom SA	41,009	$854,611
		7,119,652
GERMANY—7.6%
AUTOMOBILES—0.7%
Bayerische Motoren Werke AG	8,951	703,918

CAPITAL GOODS—0.4%
Hochtief AG	4,685	397,796

CONSUMER DURABLES & APPAREL—1.5%
Adidas AG	23,619	1,543,070

DIVERSIFIED FINANCIALS—0.4%
Deutsche Boerse AG	6,286	435,119

FOOD & STAPLES RETAILING—0.7%
Metro AG	9,327	671,542

INSURANCE—1.5%
Allianz SE	6,455	767,094
Muenchener Rueckversicherungs Gesellschaft AG	4,637	702,984
		1,470,078
MATERIALS—0.7%
BASF SE	8,827	704,193

PHARMACEUTICALS & BIOTECHNOLOGY—1.0%
Bayer AG	13,083	966,800

SOFTWARE & SERVICES—0.7%
SAP AG	13,747	699,901
		7,592,417
HONG KONG—0.9%
DIVERSIFIED FINANCIALS—0.5%
Hong Kong Exchanges and Clearing Ltd.	21,600	489,924

TELECOMMUNICATION SERVICES—0.4%
China Mobile Ltd.- ADR	8,240	408,869
		898,793

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—88.0%, continued
INDIA—0.4%
BANKS—0.4%
ICICI Bank Ltd.- ADR	8,758	$443,505

ISRAEL—0.5%
PHARMACEUTICALS & BIOTECHNOLOGY—0.5%
Teva Pharmaceutical Industries Ltd.- ADR	10,048	523,802

JAPAN—10.1%
AUTOMOBILES—3.1%
Isuzu Motors Ltd.	481,000	2,186,094
Toyota Motor Corp.	24,400	967,706
		3,153,800
CAPITAL GOODS—1.1%
Makita Corp.	26,800	1,095,898

DIVERSIFIED FINANCIALS—0.7%
Nomura Holdings, Inc.	105,600	669,836

HOUSEHOLD & PERSONAL PRODUCTS—1.1%
Unicharm Corp.	28,600	1,137,800

INSURANCE—0.5%
NKSJ Holdings, Inc. (a)	63,600	468,442

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
Tokyo Electron Ltd.	7,600	481,143

SOFTWARE & SERVICES—0.9%
Yahoo! Japan Corp.	2,215	859,373

TECHNOLOGY HARDWARE & EQUIPMENT—1.1%
Canon, Inc.	13,000	674,098
TDK Corp.	6,300	438,416
		1,112,514
TRANSPORTATION—1.1%
Nippon Yusen KK	247,000	1,095,209
		10,074,015
NETHERLANDS—6.3%
CAPITAL GOODS—0.4%
Koninklijke Philips Electronics NV	13,370	409,496

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—88.0%, continued
NETHERLANDS—6.3%, continued
COMMERCIAL SERVICES & SUPPLIES—3.2%
Randstad Holding NV (a)	34,951	$1,844,849
USG People NV (a)	68,419	1,389,710
		3,234,559
DIVERSIFIED FINANCIALS—0.5%
ING Groep NV, CVA (a)	51,014	496,278

FOOD, BEVERAGE & TOBACCO—1.0%
Unilever NV, CVA	31,263	973,398

MATERIALS—0.6%
New World Resources NV, Class A	41,417	620,549

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.6%
ASML Holding NV	14,937	576,853
		6,311,133
NORWAY—0.6%
TELECOMMUNICATION SERVICES—0.6%
Telenor ASA	34,542	561,192

SINGAPORE—0.5%
BANKS—0.5%
DBS Group Holdings Ltd.	41,000	457,490

SOUTH KOREA—0.5%
AUTOMOBILES—0.5%
Hyundai Motor Co. (a)	3,367	514,736

SPAIN—2.2%
BANKS—0.6%
Banco Bilbao Vizcaya Argentaria SA	58,998	596,023

ENERGY—0.8%
Repsol YPF SA	28,473	793,311

RETAILING—0.8%
Industria de Diseno Textil	10,069	753,895
		2,143,229
SWEDEN—0.5%
CAPITAL GOODS—0.5%
Skanska AB, Class B	23,522	466,198

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—88.0%, continued
SWITZERLAND—7.5%
CAPITAL GOODS—0.5%
ABB Ltd. (a)	22,081	$491,922

CONSUMER DURABLES & APPAREL—1.8%
Swatch Group AG	3,963	1,766,608

DIVERSIFIED FINANCIALS—1.7%
Credit Suisse Group AG	26,380	1,062,818
UBS AG (a)	41,270	677,534
		1,740,352
INSURANCE—0.8%
Zurich Financial Services AG	3,006	778,667

PHARMACEUTICALS & BIOTECHNOLOGY—2.7%
Novartis AG	22,313	1,311,336
Roche Holding AG	9,831	1,440,478
		2,751,814
		7,529,363
UNITED KINGDOM—24.4%
BANKS—4.2%
Barclays plc	251,635	1,026,516
HSBC Holdings plc	197,963	2,009,582
Lloyds Banking Group plc (a)	663,073	679,204
Standard Chartered plc	18,104	487,039
		4,202,341
CAPITAL GOODS—2.6%
Ashtead Group plc	362,407	976,935
Cookson Group plc (a)	66,127	678,904
Travis Perkins plc	54,900	905,591
		2,561,430
COMMERCIAL SERVICES & SUPPLIES—1.9%
Experian plc	61,342	763,194
Hays plc	361,312	726,121
Intertek Group plc	15,243	421,835
		1,911,150
CONSUMER DURABLES—1.0%
Burberry Group plc	54,614	957,071

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—88.0%, continued
UNITED KINGDOM—24.4%, continued
ENERGY—3.3%
BG Group plc	20,970	$423,718
BP plc	188,067	1,365,064
Royal Dutch Shell plc, Class A	45,665	1,522,533
		3,311,315
HOUSEHOLD DURABLES—0.4%
Persimmon plc	64,997	422,372

MATERIALS—6.6%
Antofagasta plc	63,512	1,596,227
BHP Billiton plc	44,731	1,779,070
Rio Tinto plc	27,622	1,932,132
Xstrata plc	56,817	1,333,623
		6,641,052
MEDIA—0.8%
WPP plc	61,372	755,434

PHARMACEUTICALS & BIOTECHNOLOGY—1.0%
GlaxoSmithKline plc	49,859	963,916

RETAILING—0.9%
Game Group plc	523,608	571,450
Kingfisher plc	91,992	377,781
		949,231
TELECOMMUNICATION SERVICES—1.2%
Vodafone Group plc	445,344	1,151,209

TRANSPORTATION—0.5%
British Airways plc (a)	119,901	509,405
		24,335,926
UNITED STATES—0.7%
TELECOMMUNICATION SERVICES—0.7%
Telefonica SA	29,866	677,072
TOTAL COMMON STOCKS		87,821,504

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT/ SHARES	VALUE
PREFERRED STOCK—2.2%
GERMANY—2.2%
HEALTH CARE EQUIPMENT & SERVICES—2.2%
Fresenius SE (Preference)	26,224	$2,245,214

INVESTMENT COMPANY—4.9%
EXCHANGE TRADED FUND (ETF)—4.9%
iShares MSCI EAFE Index Fund	83,323	4,851,898

CORPORATE NOTES—1.1%
DEVELOPMENT AUTHORITIES—1.1%
Everence Community Investment, Inc., 0.45%, 12/15/12+(b)	$443,000	443,000
Everence Community Investment, Inc., 0.68%, 12/15/11+(b)	331,000	331,000
Everence Community Investment, Inc., 0.68%, 12/15/13+(b)	331,000	305,513
TOTAL CORPORATE NOTES		1,079,513

SHORT TERM INVESTMENT—2.6%
INVESTMENT COMPANY—2.6%
JPMorgan U.S. Government Money Market Fund,
Agency Shares	2,635,489	2,635,489

TOTAL INVESTMENTS (Cost* $76,237,469)—98.8%		$98,633,618
Other assets in excess of liabilities — 1.2%		1,194,396
NET ASSETS—100%		$99,828,014

+	Variable rate security. Rates presented are the rates in effect at December 31, 2010.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid and are fair valued under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.45%	443,000	12/2009
Everence Community Investment, Inc.	0.68%	331,000	12/2009
Everence Community Investment, Inc.	0.68%	331,000	12/2009

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2010

At December 31, 2010, these securities had an aggregate market value of $1,079,513, representing 1.1% of net assets.

*	Represents cost for financial reporting purposes.

ADR	— American Depositary Receipt
CVA	— Dutch Certificate
plc	— Public Liability Company

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$87,514,571	$306,933	$—	$87,821,504
Preferred Stock	2,245,214	—	—	2,245,214
Investment Company	4,851,898	—	—	4,851,898
Corporate Notes	—	—	1,079,513	1,079,513
Short Term Investment	2,635,489	—	—	2,635,489
Total Investments	$97,247,172	$306,933	$1,079,513	$98,633,618

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes	International Fund
Balance as of December 31, 2009	$1,305,000
Proceeds from sales/maturities	(200,000)
Cost of purchases	—
Change in unrealized appreciation (depreciation)	(25,487)
Balance as of December 31, 2010	$1,079,513

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Annual report to shareholders
Portfolio manager’s letter

The second half of 2010 reversed the first half misfortunes of equity markets with strong performance right through the end of the year. Small and mid-sized companies led the United States equity markets for the year, but large companies also rose during the period.

The causes for continued investor enthusiasm for stocks were many as the year drew to a close, including improving signals from the economy, persistently low interest rates, and increasing confidence in growth outside of the United States. One of the intended byproducts of the Federal Reserve’s quantitative easing strategy initiated late in the year was a “wealth effect” expected to result from higher asset prices. Consumers, as the theory goes, would feel more comfortable to spend if their investment portfolios rose in value because of low interest rates. It appears this strategy has been moderately successful.

Despite holding large amounts of cash in reserve, corporations remain hesitant to invest and to hire significant numbers of new employees. As a result, unemployment remains painfully high, but the cash bodes well for future investment led growth.

The value style of investing trailed the growth style during the year, though both strategies registered strong results. The Fund’s Class A Shares (without load) gained 13.40 percent versus a 14.54 percent for its benchmark, the MSCI Prime Market Value Index for the year ending Dec. 31, 2010. The Fund’s underperformance can be attributed primarily to the Fund’s expenses.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Manager

The views expressed are those of the portfolio manager as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 12/31/10

	Inception				Since	Expense Ratio**
	Date	1 Year	3 Year	5 Year	Inception	Gross	Net
Class A (No Load)	5/1/01	13.40%	-5.93%	-1.33%	-0.03%	1.30%	1.30%
Class A *	5/1/01	7.48%	-7.61%	-2.39%	-0.58%

Class I	5/1/06	14.53%	-5.47%	-0.95%	0.11%	0.59%	0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010.

MMA Praxis Value Index Fund
Performance review

Growth of $10,000 investment 5/1/01 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund and Index from 5/1/01 to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Shares of this Fund were not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Shares since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1
The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Value Index Fund
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%
AIRLINES—0.2%
Southwest Airlines Co.	3,909	$50,739
United Continental Holdings, Inc. (a)	3,711	88,396
		139,135
BEVERAGES—1.1%
Coca-Cola Co.	7,330	482,094
Coca-Cola Enterprises, Inc.	4,031	100,896
Dr. Pepper Snapple Group, Inc.	1,738	61,108
		644,098
BIOTECHNOLOGY—0.3%
Amgen, Inc. (a)	2,913	159,924

BUILDING PRODUCTS—0.2%
Masco Corp.	5,766	72,997
Owens Corning (a)	1,759	54,793
		127,790
CAPITAL MARKETS—4.3%
Ameriprise Financial, Inc.	2,516	144,796
Bank of New York Mellon Corp.	14,461	436,722
BlackRock, Inc.	1,071	204,111
Goldman Sachs Group, Inc.	5,773	970,788
Invesco Ltd.	6,779	163,103
Legg Mason, Inc.	2,963	107,468
Morgan Stanley	15,012	408,476
		2,435,464
CHEMICALS—2.0%
Airgas, Inc.	1,048	65,458
Albemarle Corp.	1,285	71,677
Ashland, Inc.	1,112	56,557
E.I. du Pont de Nemours & Co.	10,725	534,963
FMC Corp.	861	68,785
International Flavors & Fragrances, Inc.	1,910	106,177
PPG Industries, Inc.	2,668	224,299
		1,127,916
COMMERCIAL BANKS—7.2%
BB&T Corp.	8,152	214,316
Comerica, Inc.	1,809	76,412
Fifth Third Bancorp	11,090	162,801
First Horizon National Corp. (a)	4,660	54,894
Huntington Bancshares, Inc.	10,533	72,362
KeyCorp	12,151	107,536

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
COMMERCIAL BANKS—7.2%, continued
M&T Bank Corp.	1,320	$114,906
Marshall & Ilsley Corp.	7,130	49,340
PNC Financial Services Group, Inc.	6,956	422,368
Regions Financial Corp.	16,978	118,846
SunTrust Banks, Inc.	3,837	113,230
U.S. Bancorp	22,387	603,777
Wells Fargo & Co.	60,822	1,884,874
Zions Bancorp	1,442	34,940
		4,030,602
COMMERCIAL SERVICES & SUPPLIES—0.6%
Avery Dennison Corp.	2,140	90,608
Pitney Bowes, Inc.	2,461	59,507
R.R. Donnelley & Sons Co.	3,672	64,150
Waste Management, Inc.	3,306	121,892
		336,157
COMMUNICATIONS EQUIPMENT—0.4%
Motorola, Inc. (a)	16,926	153,519
Tellabs, Inc.	8,127	55,101
		208,620
COMPUTERS & PERIPHERALS—1.6%
Dell, Inc. (a)	11,287	152,939
Hewlett-Packard Co.	14,349	604,093
Seagate Technology plc (a)	6,861	103,121
Western Digital Corp. (a)	1,612	54,646
		914,799
CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	2,061	91,426

CONSUMER FINANCE—0.5%
Capital One Financial Corp.	4,786	203,692
SLM Corp. (a)	6,972	87,778
		291,470
CONTAINERS & PACKAGING—0.3%
Bemis Co., Inc.	2,083	68,031
Owens-Illinois, Inc. (a)	2,703	82,982
		151,013
DISTRIBUTORS—0.2%
Genuine Parts Co.	1,650	84,711

DIVERSIFIED CONSUMER SERVICES—0.1%
H&R Block, Inc.	4,703	56,013

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
DIVERSIFIED FINANCIAL SERVICES—8.3%
Bank of America Corp.	121,634	$1,622,597
Citigroup, Inc. (a)	167,260	791,140
JPMorgan Chase & Co.	47,954	2,034,209
NASDAQ OMX Group, Inc. (a)	4,382	103,897
NYSE Euronext	4,404	132,032
		4,683,875
DIVERSIFIED TELECOMMUNICATION SERVICES—6.9%
AT&T, Inc.	70,050	2,058,069
CenturyLink, Inc.	4,757	219,631
Frontier Communications Corp.	9,527	92,698
Qwest Communications International, Inc.	19,482	148,258
Verizon Communications, Inc.	34,603	1,238,095
Windstream Corp.	9,242	128,833
		3,885,584
ELECTRIC UTILITIES—1.6%
NextEra Energy, Inc.	5,890	306,221
Northeast Utilities	3,436	109,540
Pepco Holdings, Inc.	5,153	94,042
Pinnacle West Capital Corp.	2,395	99,273
Southern Co.	7,146	273,191
		882,267
ELECTRICAL EQUIPMENT—0.4%
Cooper Industries plc	2,745	160,006
Rockwell Automation, Inc.	1,205	86,411
		246,417
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.9%
Arrow Electronics, Inc. (a)	2,680	91,790
Corning, Inc.	18,427	356,009
Flextronics International Ltd. (a)	9,429	74,018
		521,817
ENERGY EQUIPMENT & SERVICES—0.7%
Nabors Industries Ltd. (a)	2,233	52,386
National Oilwell Varco, Inc.	2,753	185,139
Noble Corp.	1,933	69,144
Patterson-UTI Energy, Inc.	2,566	55,297
Pride International, Inc. (a)	1,608	53,064
		415,030
FOOD & STAPLES RETAILING—1.3%
CVS Caremark Corp.	16,215	563,795
Safeway, Inc.	4,633	104,196
SUPERVALU, Inc.	4,544	43,759
		711,750

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
FOOD PRODUCTS—2.7%
ConAgra Foods, Inc.	7,530	$170,027
H.J. Heinz Co.	2,946	145,709
Hormel Foods Corp.	2,340	119,948
J. M. Smucker Co.	1,548	101,626
Kraft Foods, Inc., Class A	21,821	687,580
McCormick & Co., Inc.	3,269	152,107
Sara Lee Corp.	5,390	94,379
Tyson Foods, Inc., Class A	3,302	56,861
		1,528,237
GAS UTILITIES—0.4%
National Fuel Gas Co.	1,408	92,393
Oneok, Inc.	1,690	93,744
Questar Corp.	2,645	46,050
		232,187
HEALTH CARE EQUIPMENT & SUPPLIES—1.2%
Beckman Coulter, Inc.	909	68,384
Boston Scientific Corp. (a)	22,052	166,934
CareFusion Corp. (a)	2,330	59,881
Covidien plc	5,874	268,207
Hologic, Inc. (a)	4,950	93,159
		656,565
HEALTH CARE PROVIDERS & SERVICES—2.7%
Aetna, Inc.	6,164	188,064
Cardinal Health, Inc.	3,945	151,133
CIGNA Corp.	4,205	154,155
Coventry Health Care, Inc. (a)	2,032	53,645
Humana, Inc. (a)	2,572	140,791
Omnicare, Inc.	1,142	28,995
UnitedHealth Group, Inc.	14,042	507,057
WellPoint, Inc. (a)	4,977	282,992
		1,506,832
HOTELS, RESTAURANTS & LEISURE—0.4%
Darden Restaurants, Inc.	1,878	87,214
Royal Caribbean Cruises Ltd. (a)	1,060	49,820
Wyndham Worldwide Corp.	2,582	77,357
		214,391
HOUSEHOLD DURABLES—1.0%
D.R. Horton, Inc.	5,775	68,896
Leggett & Platt, Inc.	2,910	66,232
Lennar Corp., Class A	2,711	50,831
Mohawk Industries, Inc. (a)	841	47,735
Newell Rubbermaid, Inc.	4,750	86,355

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
HOUSEHOLD DURABLES—1.0%, continued
Stanley Black & Decker, Inc.	2,321	$155,205
Whirlpool Corp.	987	87,675
		562,929
HOUSEHOLD PRODUCTS—4.0%
Church & Dwight Co., Inc.	1,268	87,517
Procter & Gamble Co.	33,281	2,140,967
		2,228,484
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
NRG Energy, Inc. (a)	4,298	83,983

INDUSTRIAL CONGLOMERATES—1.8%
3M Co.	8,225	709,818
Tyco International Ltd.	7,001	290,121
		999,939
INSURANCE—9.1%
ACE Ltd.	4,050	252,113
Aflac, Inc.	2,351	132,667
Allstate Corp.	7,809	248,951
American International Group, Inc. (a)	1,528	88,043
AON Corp.	3,080	141,711
Assurant, Inc.	2,380	91,678
Axis Capital Holdings Ltd.	2,896	103,908
Berkshire Hathaway, Inc., Class B (a)	7,434	595,538
Chubb Corp.	3,860	230,210
Cincinnati Financial Corp.	3,180	100,774
Everest Re Group Ltd.	1,250	106,025
Fidelity National Financial, Inc., Class A	3,675	50,274
Genworth Financial, Inc., Class A (a)	7,019	92,230
Hartford Financial Services Group, Inc.	5,940	157,351
Lincoln National Corp.	4,385	121,947
Loews Corp.	5,564	216,495
Markel Corp. (a)	219	82,810
Marsh & McLennan Cos., Inc.	6,770	185,092
MetLife, Inc.	11,342	504,038
Principal Financial Group, Inc.	4,754	154,790
Progressive Corp.	7,694	152,880
Prudential Financial, Inc.	5,225	306,760
RenaissanceRe Holdings Ltd.	1,607	102,350
Torchmark Corp.	1,589	94,927
Transatlantic Holdings, Inc.	1,150	59,363
Travelers Cos., Inc.	6,259	348,689
Unum Group	4,968	120,325

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
INSURANCE—9.1%, continued
White Mountains Insurance Group Ltd.	180	$60,408
Willis Group Holdings plc	3,790	131,248
XL Group plc	4,703	102,619
		5,136,214
INTERNET & CATALOG RETAIL—0.2%
Liberty Media Corp. - Interactive, Series A (a)	7,606	119,947

INTERNET SOFTWARE & SERVICES—0.3%
AOL, Inc. (a)	3,218	76,299
Yahoo!, Inc. (a)	5,141	85,495
		161,794
IT SERVICES—0.3%
Fidelity National Information Services, Inc.	3,883	106,355
Paychex, Inc.	2,024	62,562
		168,917
LEISURE EQUIPMENT & PRODUCTS—0.4%
Hasbro, Inc.	1,817	85,726
Mattel, Inc.	5,796	147,392
		233,118
MACHINERY—1.1%
Harsco Corp.	1,722	48,767
Illinois Tool Works, Inc.	6,373	340,318
Ingersoll-Rand plc	4,701	221,370
		610,455
MEDIA—3.3%
Comcast Corp. - Special, Class A	4,446	92,521
Comcast Corp., Class A	23,678	520,206
DISH Network Corp., Class A (a)	2,810	55,245
Gannett Co., Inc.	3,372	50,883
Time Warner, Inc.	13,342	429,212
Viacom, Inc., Class B	4,904	194,247
Walt Disney Co.	13,772	516,588
		1,858,902
METALS & MINING—0.8%
Cliffs Natural Resources, Inc.	1,509	117,717
Nucor Corp.	2,552	111,829
Steel Dynamics, Inc.	3,597	65,825
United States Steel Corp.	1,000	58,420
Walter Energy, Inc.	634	81,050
		434,841

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
MULTILINE RETAIL—0.4%
J.C. Penney Co., Inc.	2,635	$85,137
Macy’s, Inc.	6,152	155,645
		240,782
MULTI-UTILITIES—2.1%
Alliant Energy Corp.	2,331	85,711
CenterPoint Energy, Inc.	8,325	130,869
Consolidated Edison, Inc.	5,121	253,848
DTE Energy Co.	2,550	115,566
MDU Resources Group, Inc.	4,677	94,803
NiSource, Inc.	4,934	86,937
PG&E Corp.	2,098	100,368
Wisconsin Energy Corp.	2,188	128,786
Xcel Energy, Inc.	8,518	200,599
		1,197,487
OFFICE ELECTRONICS—0.4%
Xerox Corp.	18,621	214,514

OIL, GAS & CONSUMABLE FUELS—6.4%
Apache Corp.	4,819	574,569
Chesapeake Energy Corp.	9,312	241,274
Cimarex Energy Co.	1,068	94,550
ConocoPhillips	17,133	1,166,757
Denbury Resources, Inc. (a)	4,479	85,504
Devon Energy Corp.	4,160	326,602
Forest Oil Corp. (a)	799	30,338
Marathon Oil Corp.	8,847	327,604
Newfield Exploration Co. (a)	1,235	89,056
Noble Energy, Inc.	1,600	137,728
Plains Exploration & Production Co. (a)	1,466	47,117
Spectra Energy Corp.	9,524	238,005
Williams Cos., Inc.	8,984	222,085
		3,581,189
PAPER & FOREST PRODUCTS—0.4%
International Paper Co.	5,831	158,837
MeadWestvaco Corp.	2,902	75,916
		234,753
PHARMACEUTICALS—8.3%
Bristol-Myers Squibb Co.	22,150	586,532
Eli Lilly & Co.	14,060	492,662
Forest Laboratories, Inc. (a)	5,227	167,160
Johnson & Johnson	32,702	2,022,619

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
PHARMACEUTICALS—8.3%, continued
King Pharmaceuticals, Inc. (a)	4,024	$56,537
Merck & Co., Inc.	37,736	1,360,005
		4,685,515
PROFESSIONAL SERVICES—0.1%
Manpower, Inc.	915	57,425

REAL ESTATE INVESTMENT TRUSTS (REITS)—3.8%
AMB Property Corp.	2,750	87,203
Annaly Capital Management, Inc.	4,777	85,604
AvalonBay Communities, Inc.	668	75,183
Boston Properties, Inc.	1,371	118,043
Duke Realty Corp.	4,136	51,535
Equity Residential	2,432	126,342
Federal Realty Investment Trust	1,074	83,697
HCP, Inc.	4,495	165,371
Kimco Realty Corp.	6,550	118,162
Liberty Property Trust	2,156	68,820
Macerich Co.	1,986	94,077
Plum Creek Timber Co., Inc.	1,130	42,318
ProLogis	6,068	87,622
Rayonier, Inc.	1,300	68,276
Regency Centers Corp.	1,634	69,020
Simon Property Group, Inc.	1,573	156,498
SL Green Realty Corp.	1,136	76,691
UDR, Inc.	2,982	70,137
Ventas, Inc.	2,371	124,430
Vornado Realty Trust	2,270	189,159
Weingarten Realty Investors	2,084	49,516
Weyerhaeuser Co.	6,656	125,998
		2,133,702
ROAD & RAIL—0.6%
CSX Corp.	5,178	334,551

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
Applied Materials, Inc.	19,767	277,726
Intel Corp.	67,273	1,414,751
KLA-Tencor Corp.	3,035	117,272
LSI Corp. (a)	11,770	70,502
Maxim Integrated Products, Inc.	4,493	106,125
Microchip Technology, Inc.	2,894	99,004

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.7%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%, continued
Micron Technology, Inc. (a)	12,628	$101,277
Xilinx, Inc.	2,827	81,927
		2,268,584
SOFTWARE—0.2%
Synopsys, Inc. (a)	3,565	95,934

SPECIALTY RETAIL—1.7%
Foot Locker, Inc.	2,614	51,287
GameStop Corp., Class A (a)	2,804	64,155
Home Depot, Inc.	20,221	708,948
Limited Brands, Inc.	3,705	113,855
		938,245
TEXTILES, APPAREL & LUXURY GOODS—0.2%
VF Corp.	1,234	106,346

THRIFTS & MORTGAGE FINANCE—0.4%
Hudson City Bancorp, Inc.	4,414	56,234
New York Community Bancorp, Inc.	5,331	100,489
People’s United Financial, Inc.	3,858	54,051
		210,774
WATER UTILITIES—0.1%
Aqua America, Inc.	2,869	64,495

WIRELESS TELECOMMUNICATION SERVICES—0.4%
Sprint Nextel Corp. (a)	39,309	166,277
Telephone & Data Systems, Inc.	1,172	42,837
		209,114

TOTAL COMMON STOCKS		55,457,023

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT/ SHARES	VALUE
CORPORATE NOTES—1.3%
DEVELOPMENT AUTHORITIES—1.3%
Everence Community Investment, Inc., 0.45%, 12/15/12+(b)	$175,000	$175,000
Everence Community Investment, Inc., 0.68%, 12/15/11+(b)(c)	292,500	292,500
Everence Community Investment, Inc., 0.68%, 12/15/13+(b)	292,500	269,978
TOTAL CORPORATE NOTES		737,478

SHORT TERM INVESTMENT—0.3%
INVESTMENT COMPANY—0.3%
JPMorgan U.S. Government Money Market Fund, Agency Shares	181,504	181,504
TOTAL INVESTMENTS (Cost* $50,812,697)—100.3%		$56,376,005
Liabilities in excess of other assets — (0.3)%		(169,975)
NET ASSETS—100%		$56,206,030

+	Variable rate security. Rates presented are the rates in effect at December 31, 2010.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid and are fair valued under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
Everence Community Investment, Inc.	0.45%	175,000	12/2009
Everence Community Investment, Inc.	0.68%	292,500	12/2009
Everence Community Investment, Inc.	0.68%	292,500	12/2009

At December 31, 2010, these securities had an aggregate market value of $737,478, representing 1.3% of net assets.

*	Represents cost for financial reporting purposes.

plc	— Public Liability Company

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
December 31, 2010

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$55,457,023	$—	$—	$55,457,023
Corporate Notes	—	—	737,478	737,478
Short Term Investment	181,504	—	—	181,504
Total Investments	$55,638,527	$—	$737,478	$56,376,005

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes	Value Index Fund
Balance as of December 31, 2009	$760,000
Proceeds from sales/maturities	—
Cost of purchases	—
Change in unrealized appreciation (depreciation)	(22,522)
Balance as of December 31, 2010	$737,478

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Annual report to shareholders
Portfolio manager’s letter

The second half of 2010 reversed the first half misfortunes of equity markets with strong performance right through the end of the year. Small and mid-sized companies led the United States equity markets for the year, but large companies also rose during the period.

The causes of continued investor enthusiasm for stocks were many as the year drew to a close, including improving signals from the economy, persistently low interest rates, and increasing confidence in growth outside of the United States. One of the intended byproducts of the Federal Reserve’s quantitative easing strategy initiated late in the year was a “wealth effect” expected to result from higher asset prices. Consumers, as the theory goes, would feel more comfortable to spend if their investment portfolios rose in value because of low interest rates. It appears this strategy has been moderately successful.

Despite holding large amounts of cash in reserve, corporations remain hesitant to invest and to hire significant numbers of new employees. As a result, unemployment remains painfully high, but the cash bodes well for future investment led growth.

The growth style of equity investing beat the value style during 2010, though both strategies registered strong gains. The Fund’s Class A Shares (without load) rose 13.20 percent versus 17.23 percent for its benchmark, the MSCI Prime Market Growth Index for the year ending Dec. 31, 2010. The Fund seeks to generate returns that closely follow the returns of the benchmark, but screens can have an impact, which was the case during the second half of the year. Companies in the benchmark that performed well but that were not in the Fund included Philip Morris International, Freeport-McMoran, Caterpillar and Boeing.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Manager

The views expressed are those of the portfolio manager as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis Growth Index Fund
Performance review

Average annual total returns as of 12/31/10

	Inception			Since	Expense Ratio**
	Date	1 Year	3 Year	Inception	Gross	Net
Class A (No Load)	5/1/07	13.20%	-1.59%	-0.23%	2.08%	1.10%
Class A *	5/1/07	7.29%	-3.35%	-1.68%

Class I	5/1/07	13.74%	-1.28%	0.06%	0.70%	0.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2011 through April 30, 2012 for Class A.

MMA Praxis Growth Index Fund
Performance review

Growth of $10,000 investment 5/1/07 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund and Index from 5/1/07 to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Growth Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Growth Index Fund
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%
AIR FREIGHT & LOGISTICS—2.2%
C. H. Robinson Worldwide, Inc.	1,398	$112,106
Expeditors International of Washington, Inc.	1,266	69,123
FedEx Corp.	2,084	193,833
United Parcel Service, Inc., Class B	4,421	320,876
		695,938
AIRLINES—0.3%
Delta Air Lines, Inc. (a)	5,110	64,386
Southwest Airlines Co.	3,394	44,054
		108,440
AUTO COMPONENTS—0.9%
BorgWarner, Inc. (a)	1,063	76,919
Johnson Controls, Inc.	5,320	203,224
		280,143
AUTOMOBILES—1.2%
Ford Motor Co. (a)	18,880	316,995
Harley-Davidson, Inc.	1,740	60,326
		377,321
BEVERAGES—3.7%
Coca-Cola Co.	7,721	507,810
Dr. Pepper Snapple Group, Inc.	1,081	38,008
Hansen Natural Corp. (a)	767	40,099
PepsiCo, Inc.	9,069	592,478
		1,178,395
BIOTECHNOLOGY—2.9%
Amgen, Inc. (a)	3,835	210,542
Amylin Pharmaceuticals, Inc. (a)	2,700	39,717
Biogen Idec, Inc. (a)	1,955	131,083
Celgene Corp. (a)	3,239	191,554
Genzyme Corp. (a)	1,875	133,500
Gilead Sciences, Inc. (a)	5,518	199,972
Vertex Pharmaceuticals, Inc. (a)	1,259	44,103
		950,471
CAPITAL MARKETS—2.3%
Charles Schwab Corp.	6,954	118,983
Eaton Vance Corp.	1,115	33,706
Franklin Resources, Inc.	1,189	132,229
Northern Trust Corp.	1,081	59,898
SEI Investments Co.	2,882	68,563
State Street Corp.	3,759	174,192
T. Rowe Price Group, Inc.	2,344	151,282
TD Ameritrade Holding Corp.	966	18,344
		757,197

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
CHEMICALS—2.0%
Air Products & Chemicals, Inc.	1,602	$145,702
Celanese Corp., Series A	1,066	43,887
CF Industries Holdings, Inc.	458	61,899
Ecolab, Inc.	1,178	59,395
Lubrizol Corp.	480	51,302
Nalco Holding Co.	1,153	36,827
Praxair, Inc.	2,111	201,537
Sigma-Aldrich Corp.	636	42,332
		642,881
COMMERCIAL BANKS—0.2%
CIT Group, Inc. (a)	1,529	72,016

COMMERCIAL SERVICES & SUPPLIES—0.5%
Copart, Inc. (a)	1,318	49,227
Iron Mountain, Inc.	3,082	77,081
Stericycle, Inc. (a)	539	43,616
		169,924
COMMUNICATIONS EQUIPMENT—4.6%
Cisco Systems, Inc. (a)	34,974	707,524
F5 Networks, Inc. (a)	610	79,398
Juniper Networks, Inc. (a)	4,020	148,418
Motorola, Inc. (a)	6,841	62,048
QUALCOMM, Inc.	9,946	492,227
		1,489,615
COMPUTERS & PERIPHERALS—8.3%
Apple, Inc. (a)	5,330	1,719,245
Dell, Inc. (a)	7,540	102,167
EMC Corp. (a)	14,231	325,890
Hewlett-Packard Co.	7,160	301,436
NetApp, Inc. (a)	2,555	140,423
SanDisk Corp. (a)	1,296	64,618
Western Digital Corp. (a)	1,034	35,053
		2,688,832
CONSTRUCTION & ENGINEERING—0.3%
Fluor Corp.	972	64,405
Foster Wheeler AG (a)	776	26,787
Quanta Services, Inc. (a)	338	6,733
		97,925
CONSTRUCTION MATERIALS—0.1%
Martin Marietta Materials, Inc.	301	27,764

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
CONSUMER FINANCE—1.1%
American Express Co.	6,900	$296,148
Discover Financial Services	3,658	67,783
		363,931
CONTAINERS & PACKAGING—0.1%
Crown Holdings, Inc. (a)	1,105	36,885

DIVERSIFIED CONSUMER SERVICES—0.1%
Apollo Group, Inc., Class A (a)	603	23,812
ITT Educational Services, Inc. (a)	92	5,860
		29,672
DIVERSIFIED FINANCIAL SERVICES—1.8%
Citigroup, Inc. (a)	80,185	379,275
CME Group, Inc., Class A	353	113,578
IntercontinentalExchange, Inc. (a)	406	48,375
Moody’s Corp.	1,588	42,145
		583,373
ELECTRICAL EQUIPMENT—1.1%
AMETEK, Inc.	918	36,032
Emerson Electric Co.	4,766	272,472
Roper Industries, Inc.	635	48,533
		357,037
ENERGY EQUIPMENT & SERVICES—1.3%
Cameron International Corp. (a)	1,560	79,139
Diamond Offshore Drilling, Inc.	731	48,882
FMC Technologies, Inc. (a)	733	65,171
Helmerich & Payne, Inc.	935	45,329
National Oilwell Varco, Inc.	1,183	79,557
Weatherford International Ltd. (a)	4,787	109,143
		427,221
FOOD & STAPLES RETAILING—4.0%
Costco Wholesale Corp.	3,053	220,457
Kroger Co.	4,956	110,816
Sysco Corp.	1,972	57,977
Walgreen Co.	6,108	237,968
Wal-Mart Stores, Inc.	11,454	617,714
Whole Foods Market, Inc. (a)	1,082	54,738
		1,299,670
FOOD PRODUCTS—1.4%
General Mills, Inc.	4,766	169,622
H.J. Heinz Co.	1,196	59,154
Hershey Co.	837	39,465
Kellogg Co.	1,539	78,612

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
FOOD PRODUCTS—1.4%, continued
Mead Johnson Nutrition Co.	1,738	$108,190
		455,043
HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
Baxter International, Inc.	3,841	194,431
Becton Dickinson and Co.	1,004	84,858
C.R. Bard, Inc.	413	37,901
DENTSPLY International, Inc.	1,554	53,100
Edwards Lifesciences Corp. (a)	825	66,693
Intuitive Surgical, Inc. (a)	269	69,335
Medtronic, Inc.	6,960	258,146
ResMed, Inc. (a)	1,256	43,508
St. Jude Medical, Inc. (a)	1,572	67,203
Stryker Corp.	1,630	87,531
Varian Medical Systems, Inc. (a)	842	58,334
Zimmer Holdings, Inc. (a)	1,166	62,591
		1,083,631
HEALTH CARE PROVIDERS & SERVICES—2.2%
AmerisourceBergen Corp.	1,765	60,222
DaVita, Inc. (a)	1,184	82,276
Express Scripts, Inc. (a)	2,942	159,015
Henry Schein, Inc. (a)	571	35,054
Laboratory Corp. of America Holdings (a)	706	62,071
McKesson Corp.	1,533	107,893
Medco Health Solutions, Inc. (a)	2,804	171,801
Quest Diagnostics, Inc.	876	47,278
		725,610
HEALTH CARE TECHNOLOGY—0.1%
Cerner Corp. (a)	456	43,201

HOTELS, RESTAURANTS & LEISURE—3.5%
Carnival Corp.	3,115	143,633
Chipotle Mexican Grill, Inc. (a)	240	51,038
Marriott International, Inc., Class A	1,798	74,689
McDonald’s Corp.	6,438	494,181
Starbucks Corp.	4,229	135,878
Starwood Hotels & Resorts Worldwide, Inc.	1,434	87,159
Yum! Brands, Inc.	3,227	158,284
		1,144,862
HOUSEHOLD DURABLES—0.0%
Toll Brothers, Inc. (a)	170	3,230

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
HOUSEHOLD PRODUCTS—1.3%
Clorox Co.	983	$62,204
Colgate-Palmolive Co.	2,972	238,860
Energizer Holdings, Inc. (a)	479	34,919
Kimberly-Clark Corp.	1,294	81,574
		417,557
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
AES Corp. (a)	4,097	49,902

INSURANCE—0.9%
Aflac, Inc.	2,234	126,064
Berkshire Hathaway, Inc., Class B (a)	1,479	118,483
Brown & Brown, Inc.	1,455	34,833
		279,380
INTERNET & CATALOG RETAIL—2.0%
Amazon.com, Inc. (a)	2,178	392,040
Expedia, Inc.	2,391	59,990
NetFlix, Inc. (a)	336	59,035
priceline.com, Inc. (a)	330	131,852
		642,917
INTERNET SOFTWARE & SERVICES—4.0%
Akamai Technologies, Inc. (a)	1,271	59,801
eBay, Inc. (a)	7,408	206,165
Google, Inc., Class A (a)	1,419	842,843
VeriSign, Inc.	2,010	65,667
Yahoo!, Inc. (a)	7,321	121,748
		1,296,224
IT SERVICES—6.4%
Accenture plc, Class A	4,213	204,288
Automatic Data Processing, Inc.	2,283	105,657
Cognizant Technology Solutions Corp., Class A (a)	1,762	129,137
Fiserv, Inc. (a)	1,765	103,358
International Business Machines Corp.	6,568	963,920
Mastercard, Inc., Class A	720	161,359
Paychex, Inc.	1,693	52,331
Teradata Corp. (a)	1,331	54,784
Visa, Inc., Class A	3,036	213,674
Western Union Co.	3,868	71,829
		2,060,337
LIFE SCIENCES TOOLS & SERVICES—1.2%
Covance, Inc. (a)	211	10,847
Illumina, Inc. (a)	784	49,659
Life Technologies Corp. (a)	2,060	114,330

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
LIFE SCIENCES TOOLS & SERVICES—1.2%, continued
Thermo Fisher Scientific, Inc. (a)	2,866	$158,662
Waters Corp. (a)	650	50,511
		384,009
MACHINERY—2.1%
Bucyrus International, Inc.	693	61,954
Cummins, Inc.	1,409	155,004
Deere & Co.	2,755	228,803
Flowserve Corp.	362	43,158
Joy Global, Inc.	746	64,715
PACCAR, Inc.	2,221	127,530
		681,164
MEDIA—4.6%
Cablevision Systems Corp., Class A	2,711	91,740
CBS Corp., Class B	5,971	113,748
Comcast Corp. - Special, Class A	2,719	56,582
DIRECTV, Class A (a)	5,676	226,643
Discovery Communications, Inc., Class A (a)	1,172	48,872
Discovery Communications, Inc., Class C (a)	1,116	40,946
Interpublic Group of Cos., Inc. (a)	4,104	43,585
Liberty Global, Inc., Class A (a)	1,054	37,291
McGraw-Hill Cos., Inc.	1,927	70,162
News Corp., Class A	11,908	173,381
News Corp., Class B	3,227	52,987
Omnicom Group, Inc.	1,884	86,287
Time Warner Cable, Inc.	2,448	161,641
Viacom, Inc., Class B	1,197	47,413
Virgin Media, Inc.	2,823	76,899
Walt Disney Co.	4,340	162,793
		1,490,970
METALS & MINING—0.0%
United States Steel Corp.	152	8,880

MULTILINE RETAIL—1.7%
Dollar Tree, Inc. (a)	925	51,874
Family Dollar Stores, Inc.	952	47,324
Kohl’s Corp. (a)	2,523	137,100
Nordstrom, Inc.	1,194	50,601
Target Corp.	4,561	274,253
		561,152
OIL, GAS & CONSUMABLE FUELS—4.0%
Alpha Natural Resources, Inc. (a)	756	45,383
Anadarko Petroleum Corp.	3,155	240,285

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
OIL, GAS & CONSUMABLE FUELS—4.0%, continued
Concho Resources, Inc. (a)	784	$68,733
Denbury Resources, Inc. (a)	1,151	21,973
El Paso Corp.	4,420	60,819
EOG Resources, Inc.	1,873	171,211
EQT Corp.	838	37,576
Hess Corp.	1,835	140,451
Murphy Oil Corp.	1,163	86,702
Noble Energy, Inc.	418	35,981
Petrohawk Energy Corp. (a)	3,103	56,630
Pioneer Natural Resources Co.	756	65,636
QEP Resources, Inc.	2,727	99,017
Range Resources Corp.	907	40,797
Southwestern Energy Co. (a)	1,843	68,983
Ultra Petroleum Corp. (a)	878	41,942
		1,282,119
PERSONAL PRODUCTS—0.4%
Avon Products, Inc.	2,561	74,423
Estee Lauder Cos., Inc., Class A	790	63,753
		138,176
PHARMACEUTICALS—2.2%
Abbott Laboratories	8,263	395,880
Allergan, Inc./United States	2,365	162,405
Hospira, Inc. (a)	1,027	57,194
Mylan, Inc. (a)	1,971	41,647
Perrigo Co.	673	42,621
		699,747
PROFESSIONAL SERVICES—0.4%
Dun & Bradstreet Corp.	502	41,209
FTI Consulting, Inc. (a)	868	32,359
IHS, Inc., Class A (a)	162	13,023
Robert Half International, Inc.	1,189	36,384
		122,975
REAL ESTATE INVESTMENT TRUSTS (REITS)—1.1%
Host Hotels & Resorts, Inc. REIT	5,024	89,779
Public Storage REIT	1,186	120,284
Simon Property Group, Inc. REIT	1,319	131,227
		341,290
ROAD & RAIL—0.5%
Norfolk Southern Corp.	2,750	172,755

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
Altera Corp.	2,449	87,135

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—99.0%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%, continued
Analog Devices, Inc.	2,349	$88,487
Broadcom Corp., Class A	2,617	113,970
Cree, Inc. (a)	700	46,123
First Solar, Inc. (a)	548	71,317
Lam Research Corp. (a)	142	7,353
Marvell Technology Group Ltd. (a)	3,343	62,013
MEMC Electronic Materials, Inc. (a)	970	10,922
NVIDIA Corp. (a)	3,331	51,297
Texas Instruments, Inc.	6,696	217,620
		756,237
SOFTWARE—8.9%
Activision Blizzard, Inc.	3,596	44,734
Adobe Systems, Inc. (a)	4,171	128,383
Autodesk, Inc. (a)	2,347	89,655
BMC Software, Inc. (a)	962	45,349
CA, Inc.	2,481	60,636
Citrix Systems, Inc. (a)	1,136	77,714
Electronic Arts, Inc. (a)	2,092	34,267
Intuit, Inc. (a)	1,857	91,550
McAfee, Inc. (a)	1,431	66,270
Microsoft Corp.	44,459	1,241,295
Nuance Communications, Inc. (a)	1,773	32,233
Oracle Corp.	23,394	732,232
Red Hat, Inc. (a)	1,450	66,193
Salesforce.com, Inc. (a)	712	93,984
Symantec Corp. (a)	4,563	76,385
		2,880,880
SPECIALTY RETAIL—2.8%
AutoZone, Inc. (a)	156	42,524
Bed Bath & Beyond, Inc. (a)	1,559	76,625
Best Buy Co., Inc.	2,415	82,810
CarMax, Inc. (a)	1,462	46,609
Gap, Inc.	3,188	70,582
Lowe’s Cos., Inc.	8,739	219,174
O’Reilly Automotive, Inc. (a)	964	58,245
PetSmart, Inc.	1,009	40,178
Ross Stores, Inc.	902	57,052
Staples, Inc.	4,220	96,089
TJX Cos., Inc.	2,425	107,646
		897,534
TEXTILES, APPAREL & LUXURY GOODS—1.1%
Coach, Inc.	1,937	107,135

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT/ SHARES	VALUE
COMMON STOCKS—99.0%, continued
TEXTILES, APPAREL & LUXURY GOODS—1.1%, continued
NIKE, Inc., Class B	2,214	$189,120
Polo Ralph Lauren Corp.	478	53,020
		349,275
TRADING COMPANIES & DISTRIBUTORS—0.4%
Fastenal Co.	977	58,532
W.W. Grainger, Inc.	402	55,520
		114,052
WIRELESS TELECOMMUNICATION SERVICES—0.9%
American Tower Corp., Class A (a)	2,840	146,658
Crown Castle International Corp. (a)	1,874	82,137
NII Holdings, Inc. (a)	1,258	56,182
		284,977

TOTAL COMMON STOCKS		32,002,737

CORPORATE NOTES—0.6%
COMMUNITY DEVELOPMENT—0.6%
Everence Community Investment, Inc., 0.45%, 11/30/13+(b)	$35,000	35,000
Everence Community Investment, Inc., 0.68%, 11/30/13+(b)	155,000	155,000
TOTAL CORPORATE NOTES		190,000

SHORT TERM INVESTMENT—0.8%
INVESTMENT COMPANY—0.8%
JPMorgan U.S. Government Money Market Fund, Agency Shares	243,828	243,828

TOTAL INVESTMENTS (Cost* $28,216,117)—100.4%		$32,436,565
Liabilities in excess of other assets — (0.4)%		(124,143)
NET ASSETS—100%		$32,312,422

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
December 31, 2010

+	Variable rate security. Rates presented are the rates in effect at December 31, 2010.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid and are fair valued under guidelines established by the Board of Trustees:

Security	Yield	Shares	Acquisition Date
Everence Community Investment, Inc.	0.45%	35,000	12/2010
Everence Community Investment, Inc.	0.68%	155,000	12/2010

At December 31, 2010, these securities had an aggregate market value of $190,000, representing 0.6% of net assets.

*		Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$32,002,737	$—	$—	$32,002,737
Corporate Notes	—	—	190,000	190,000
Short Term Investment	243,828	—	—	243,828
Total Investments	$32,246,565	$—	$190,000	$32,436,565

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes	Growth Index Fund
Balance as of December 31, 2009	$190,000
Proceeds from sales/maturities	(190,000)
Cost of purchases	190,000
Change in unrealized appreciation (depreciation)	—
Balance as of December 31, 2010	$190,000

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Annual report to shareholders
Portfolio managers’ letter

The MMA Praxis Small Cap Fund Class A Shares (without load) gained 33.74 percent vs. the Russell 2000’s 29.38 percent increase during the second half of 2010. It was another strong period for the market as continued economic growth and greater confidence for future growth boosted the markets. The market continued its advance from the first quarter 2009 bear market lows and has now generated positive returns in six of the last seven quarters.

The United States and global economies rebounded in the second half of 2010, despite mid-year concerns of a double-dip recession, and we remain positive on economic growth in 2011. Higher corporate profits are positive for capital expenditures and future employment growth. Sentiment improved in the second half of 2010, as the midterm elections resulted in a more balanced government. In addition, the existing tax policy was extended and monetary policy, with a fresh round of stimulus, remained supportive. Despite the big gains in the market in 2010, limited new money has been invested in the stock market. Economic growth, low interest rates and excess capital should continue to support more merger and acquisition activity. While we wouldn’t be totally surprised to see the market pull back or consolidate its recent gains, we do remain positive on the stock market and especially smaller stocks in 2011.

We are pleased with the Fund’s absolute and relative returns generated during the second half of 2010 and for 2010 as a whole. In the second half of 2010, the majority of our outperformance came from our stock selection with sector allocation decisions also additive to our overall results. The biggest contributors came from the Technology, Consumer Discretionary and Energy sectors. The Healthcare sector was the only relative laggard of note compared to the benchmark sector returns. From a sector allocation perspective, being overweight the stronger Energy sector and being underweight the lagging Financials sector was beneficial to our performance. The Fund strategy benefited from a more robust merger and acquisition environment as nine of our portfolio companies were acquired in 2010. It was a positive year for the market and a positive year for the Fund.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate returns over time outperform the benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a solid investment strategy, and have us well positioned going forward.

J. Luther King, Jr., CFA®
Steven R. Purvis, CFA®
MMA Praxis Small Cap Fund Co-Portfolio Managers
Luther King Capital Management

The views expressed are those of the portfolio manager as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis Small Cap Fund
Performance review

Average annual total returns as of 12/31/10

	Inception			Since	Expense Ratio**
	Date	1 Year	3 Year	Inception	Gross	Net
Class A (No Load)	5/1/07	31.79%	1.55%	-0.14%	2.97%	1.72%
Class A *	5/1/07	24.84%	-0.27%	-1.58%

Class I	5/1/07	32.54%	1.93%	0.19%	1.35%	1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2012 for Class A.

MMA Praxis Small Cap Fund
Performance review

Growth of $10,000 investment 5/1/07 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund and Index from 5/1/07 to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis Small Cap Fund
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.0%
AIR FREIGHT & LOGISTICS—2.7%
Forward Air Corp.	13,550	$384,549
UTi Worldwide, Inc.	19,150	405,980
		790,529
CAPITAL MARKETS—2.1%
Evercore Partners, Inc., Class A	7,950	270,300
Raymond James Financial, Inc.	10,050	328,635
		598,935
CHEMICALS—1.0%
Calgon Carbon Corp. (a)	19,400	293,328

COMMERCIAL BANKS—4.9%
First Horizon National Corp. (a)	23,001	270,957
Home Bancshares, Inc.	8,850	194,966
Prosperity Bancshares, Inc.	10,000	392,800
Texas Capital Bancshares, Inc. (a)	14,350	305,224
Umpqua Holdings Corp.	20,350	247,863
		1,411,810
COMMERCIAL SERVICES & SUPPLIES—1.3%
Interface, Inc., Class A	24,850	388,903

COMMUNICATIONS EQUIPMENT—3.3%
Arris Group, Inc. (a)	20,350	228,327
Brocade Communications Systems, Inc. (a)	71,450	377,970
Emulex Corp. (a)	29,400	342,804
		949,101
COMPUTERS & PERIPHERALS—2.7%
Compellent Technologies, Inc. (a)	17,200	474,548
Smart Technologies, Inc., Class A (a)	33,600	317,184
		791,732
CONSUMER FINANCE—2.7%
Cash America International, Inc.	9,800	361,914
First Cash Financial Services, Inc. (a)	13,400	415,266
		777,180
CONTAINERS & PACKAGING—1.2%
Silgan Holdings, Inc.	9,700	347,357

DISTRIBUTORS—1.1%
LKQ Corp. (a)	14,350	326,032

DIVERSIFIED CONSUMER SERVICES—2.1%
American Public Education, Inc. (a)	10,700	398,468

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.0%, continued
DIVERSIFIED CONSUMER SERVICES—2.1%, continued
Capella Education Co. (a)	3,150	$209,727
		608,195
ELECTRICAL EQUIPMENT—1.2%
Belden, Inc.	9,500	349,790

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—4.0%
National Instruments Corp.	11,450	430,978
Rofin-Sinar Technologies, Inc. (a)	11,750	416,420
Trimble Navigation Ltd. (a)	8,000	319,440
		1,166,838
ENERGY EQUIPMENT & SERVICES—4.6%
Atwood Oceanics, Inc. (a)	5,000	186,850
CARBO Ceramics, Inc.	3,950	408,983
Core Laboratories NV	3,450	307,222
Dril-Quip, Inc. (a)	5,550	431,346
		1,334,401
FOOD & STAPLES RETAILING—1.2%
Ruddick Corp.	9,250	340,770

FOOD PRODUCTS—0.3%
SunOpta, Inc. (a)	9,550	74,681

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
American Medical Systems Holdings, Inc. (a)	16,050	302,703
Zoll Medical Corp. (a)	8,050	299,702
		602,405
HEALTH CARE PROVIDERS & SERVICES—5.9%
Health Management Associates, Inc., Class A (a)	32,500	310,050
HMS Holdings Corp. (a)	5,750	372,428
MWI Veterinary Supply, Inc. (a)	10,050	634,657
PSS World Medical, Inc. (a)	17,200	388,720
		1,705,855
HEALTH CARE TECHNOLOGY—1.0%
MedAssets, Inc. (a)	14,800	298,812

HOTELS, RESTAURANTS & LEISURE—1.9%
Buffalo Wild Wings, Inc. (a)	4,650	203,903
Life Time Fitness, Inc. (a)	8,250	338,167
		542,070
HOUSEHOLD DURABLES—1.0%
Tempur-Pedic International, Inc. (a)	7,300	292,438

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
COMMON STOCKS—98.0%, continued
INDUSTRIAL CONGLOMERATES—0.9%
Raven Industries, Inc.	5,700	$271,833

INSURANCE—0.6%
AmTrust Financial Services, Inc.	9,450	165,375

INTERNET SOFTWARE & SERVICES—2.4%
Digital River, Inc. (a)	9,500	326,990
LogMeIn, Inc. (a)	8,100	359,154
		686,144
LEISURE EQUIPMENT & PRODUCTS—0.9%
RC2 Corp. (a)	11,750	255,797

LIFE SCIENCES TOOLS & SERVICES—1.4%
Parexel International Corp. (a)	18,650	395,939

MACHINERY—7.2%
Actuant Corp., Class A	12,450	331,419
Astec Industries, Inc. (a)	11,150	361,372
CIRCOR International, Inc.	9,250	391,090
CLARCOR, Inc.	9,250	396,732
Middleby Corp. (a)	4,350	367,227
Westport Innovations, Inc. (a)	13,350	247,242
		2,095,082
MARINE—1.4%
Kirby Corp. (a)	8,900	392,045

MEDIA—3.2%
Cinemark Holdings, Inc.	12,900	222,396
Live Nation Entertainment, Inc. (a)	33,600	383,712
National CineMedia, Inc.	16,400	326,524
		932,632
METALS & MINING—2.7%
Carpenter Technology Corp.	12,450	500,988
Haynes International, Inc.	7,000	292,810
		793,798
OIL, GAS & CONSUMABLE FUELS—7.5%
Approach Resources, Inc. (a)	12,950	299,145
Brigham Exploration Co. (a)	20,450	557,058
Oasis Petroleum, Inc. (a)	12,300	333,576
Rosetta Resources, Inc. (a)	13,850	521,314
SM Energy Co.	7,600	447,868
		2,158,961

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2010

	PRINCIPAL AMOUNT/ SHARES	VALUE
COMMON STOCKS—98.0%, continued
PHARMACEUTICALS—0.8%
Endo Pharmaceuticals Holdings, Inc. (a)	6,750	$241,043

PROFESSIONAL SERVICES—1.6%
Administaff, Inc.	16,100	471,730

SOFTWARE—5.8%
ANSYS, Inc. (a)	5,750	299,403
Aspen Technology, Inc. (a)	25,300	321,310
MicroStrategy, Inc., Class A (a)	3,700	316,239
Pegasystems, Inc.	9,150	335,164
TIBCO Software, Inc. (a)	20,050	395,185
		1,667,301
SPECIALTY RETAIL—8.9%
DSW, Inc., Class A (a)	11,750	459,425
Group 1 Automotive, Inc.	6,200	258,912
Hibbett Sports, Inc. (a)	13,500	498,150
Jo-Ann Stores, Inc. (a)	5,250	316,155
Monro Muffler Brake, Inc.	11,325	391,732
Tractor Supply Co.	7,400	358,826
Ulta Salon Cosmetics & Fragrance, Inc. (a)	8,350	283,900
		2,567,100
TEXTILES, APPAREL & LUXURY GOODS—2.5%
Crocs, Inc. (a)	25,600	438,272
Warnaco Group, Inc. (a)	5,000	275,350
		713,622
TRADING COMPANIES & DISTRIBUTORS—1.9%
WESCO International, Inc. (a)	10,600	559,680

TOTAL COMMON STOCKS		28,359,244

CORPORATE NOTES—0.7%
DEVELOPMENT AUTHORITIES—0.7%
Everence Community Investment, Inc., 0.45%, 11/30/13+(b)	$80,000	80,000
Everence Community Investment, Inc., 0.68%, 11/30/13+(b)	120,000	120,000

TOTAL CORPORATE NOTES		200,000

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2010

	SHARES	VALUE
SHORT TERM INVESTMENT—3.4%
INVESTMENT COMPANY—3.4%
JPMorgan U.S. Government Money Market Fund, Agency Shares	978,483	$978,483

TOTAL INVESTMENTS (Cost* $21,459,865)—102.1%		$29,537,727
Liabilities in excess of other assets — (2.1)%		(612,935)
NET ASSETS—100%		$28,924,792

+	Variable rate security. Rates presented are the rates in effect at December 31, 2010.
(a)	Non-income producing securities.
(b)
Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid and are fair valued under guidelines established by the Board of Trustees:

Security	Yield	Shares	Acquisition Date
Everence Community Investment, Inc.	0.45%	80,000	12/2010
Everence Community Investment, Inc.	0.68%	120,000	12/2010

At December 31, 2010, these securities had an aggregate market value of $200,000, representing 0.7% of net assets.

*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$28,359,244	$—	$—	$28,359,244
Corporate Notes	—	—	200,000	200,000
Short Term Investment	978,483	—	—	978,483
Total Investments	$29,337,727	$—	$200,000	$29,537,727

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value:

Corporate Notes	Small Cap Fund
Balance as of December 31, 2009	$200,000
Proceeds from sales/maturities	(200,000)
Cost of purchases	200,000
Change in unrealized appreciation (depreciation)	—
Balance as of December 31, 2010	$200,000

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis Genesis Portfolios
Annual report to shareholders
Portfolio manager’s letter

Equity markets surged forward during the second half of the year, carrying many United States indexes into double digit territory for the year. One equity class stands out above the rest, however, with small caps (Russell 2000 Index) trading within 1 percent of its prior peak on Oct. 31, 2007, while other equity indexes continue to trade well below their earlier highs. International stocks, which rose modestly during the year, failed to keep pace with U.S. stocks.

Core bonds, as measured by the Barclays Capital Aggregate Bond Index, moved lower late in the year as interest rates generally rose. The Index still registered a 6.54 percent return for the year, the 11th straight year it has generated a positive return.

The causes for investors’ continued enthusiasm for stocks were many during the quarter, including improving signals from the economy, persistently low interest rates, and increasing confidence in growth outside of the United States. One of the intended byproducts of the Federal Reserve’s quantitative easing strategy initiated during the quarter was a “wealth effect” expected to result from higher asset prices. Consumers, as the theory goes, would feel more comfortable to spend if their investment portfolios rose in value because of low interest rates. It appears this strategy has been moderately successful.

For the 12 months ending Dec. 31, 2010, all three of the MMA Praxis Genesis Portfolios generated positive returns. The Growth Portfolio’s Class A Shares (without load) rose 12.65 percent compared to its composite benchmark, which rose 12.84 percent. The Portfolio’s strong performance is partly a result of its higher allocation to the MMA Praxis Small Cap Fund. The Balanced Portfolio’s Class A Shares (without load) also generated double digit returns (10.80 percent), but slightly trailed the performance of its composite benchmark (11.39 percent). The Conservative Portfolio’s Class A Shares (without load) registered 8.22 percent for the period, while trailing its composite benchmark return of 8.85 percent.

The Class I Shares of the MMA Praxis International, Small Cap, and Intermediate Income Funds exceeded the performance of their respective benchmarks, while the performance of Class I Shares of the Core Stock and Growth Index Funds trailed performance of their respective benchmarks. The performance of Class I Shares of the Value Index matched its benchmark returns.

The underlying investments in the Genesis Portfolios are the MMA Praxis Mutual Funds, including five equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that higher risk equity funds are expected to generate higher long term returns than lower risk fixed income investments. During the period, the allocation between the stocks and bonds for each of the Portfolios remained close to the long-term targets we set at the inception of the Portfolios. These targets also determine the weights of the various indexes used in creating the composite benchmarks.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Manager

The views expressed are those of the portfolio manager as of Dec. 31, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

MMA Praxis Genesis Conservative Portfolio
Performance review

Average Annual Total returns as of 12/31/10

	Inception		Expense Ratio**
	Date	1 Year	Gross	Net
Class A (No Load)	1/1/10	8.22%	1.97%	1.33%
Class A *	1/1/10	2.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the period presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2012.

MMA Praxis Genesis Conservative Portfolio
Performance review

Growth of $10,000 investment 1/1/10 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Portfolio and Index from 1/1/10 (commencement of operations) to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the period presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/ Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

2
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (2.50%) and the Russell 2000 Index (20%).

The above composite benchmark is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Portfolio’s performance reflects the deduction of these services. An investor cannot invest directly in a benchmark, although they can invest in its underlying securities.

MMA Praxis Genesis Conservative Portfolio
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
Mutual Funds — 99.9%
MMA Praxis Core Stock Fund, Class I (a)	102,491	$1,298,563
MMA Praxis Growth Index Fund, Class I (a)	64,942	640,325
MMA Praxis Intermediate Income Fund, Class I (a)	847,317	8,803,625
MMA Praxis International Fund, Class I (a)	86,990	962,105
MMA Praxis Small Cap Fund, Class I (a)(b)	32,356	325,498
MMA Praxis Value Index Fund, Class I (a)	82,739	654,467

Total Mutual Funds		12,684,583

TOTAL INVESTMENTS (Cost* $12,169,203)—99.9%		$12,684,583
Other assets in excess of liabilities — 0.1%		10,093
NET ASSETS—100%		$12,694,676

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$12,684,583	$—	$—	$12,684,583
Total Investments	$12,684,583	$—	$—	$12,684,583

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010 and the Portfolio held no Level 3 securities as of December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis Genesis Balanced Portfolio
Performance review

Average Annual Total returns as of 12/31/10

	Inception		Expense Ratio**
	Date	1 Year	Gross	Net
Class A (No Load)	1/1/10	10.88%	1.68%	1.44%
Class A *	1/1/10	5.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the period presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2012.

MMA Praxis Genesis Balanced Portfolio
Performance review

Growth of $10,000 investment 1/1/10 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Portfolio and Index from 1/1/10 (commencement of operations) to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the period presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1	The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above composite benchmark is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Portfolio’s performance reflects the deduction of these services. An investor cannot invest directly in a benchmark, although they can invest in its underlying securities.

MMA Praxis Genesis Balanced Portfolio
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
Mutual Funds — 99.7%
MMA Praxis Core Stock Fund, Class I (a)	545,966	$6,917,392
MMA Praxis Growth Index Fund, Class I (a)	259,522	2,558,882
MMA Praxis Intermediate Income Fund, Class I (a)	1,289,972	13,402,811
MMA Praxis International Fund, Class I (a)	463,364	5,124,809
MMA Praxis Small Cap Fund, Class I (a)(b)	344,530	3,465,970
MMA Praxis Value Index Fund, Class I (a)	330,635	2,615,325

Total Mutual Funds		34,085,189

TOTAL INVESTMENTS (Cost* $31,393,765)—99.7%		$34,085,189
Other assets in excess of liabilities — 0.3%		97,248
NET ASSETS—100%		$34,182,437

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$34,085,189	$—	$—	$34,085,189
Total Investments	$34,085,189	$—	$—	$34,085,189

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010 and the Portfolio held no Level 3 securities as of December 31, 2010.

See accompanying notes to financial statements.

MMA Praxis Genesis Growth Portfolio
Performance review

Average Annual Total returns as of 12/31/10

	Inception		Expense Ratio**
	Date	1 Year	Gross	Net
Class A (No Load)	1/1/10	12.65%	2.13%	1.51%
Class A *	1/1/10	6.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the period presented. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2012.

MMA Praxis Genesis Growth Portfolio
Performance review

Growth of $10,000 investment 1/1/10 to 12/31/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Portfolio and Index from 1/1/10 (commencement of operations) to 12/31/10, and includes the reinvestment of dividends and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the period presented. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1	The Russell 3000 Index is a widely recognized unmanaged market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

2
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above composite benchmark is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Portfolio’s performance reflects the deduction of these services. An investor cannot invest directly in a benchmark, although they can invest in its underlying securities.

MMA Praxis Genesis Growth Portfolio
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
Mutual Funds — 99.8%
MMA Praxis Core Stock Fund, Class I (a)	530,125	$6,716,678
MMA Praxis Growth Index Fund, Class I (a)	268,806	2,650,426
MMA Praxis Intermediate Income Fund, Class I (a)	501,066	5,206,075
MMA Praxis International Fund, Class I (a)	479,912	5,307,825
MMA Praxis Small Cap Fund, Class I (a)(b)	401,327	4,037,354
MMA Praxis Value Index Fund, Class I (a)	342,491	2,709,105

Total Mutual Funds		26,627,463

TOTAL INVESTMENTS (Cost* $23,751,418)—99.8%		$26,627,463
Other assets in excess of liabilities — 0.2%		45,400
NET ASSETS—100%		$26,672,863

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$26,627,463	$—	$—	$26,627,463
Total Investments	$26,627,463	$—	$—	$26,627,463

There were no significant transfers in or out of Levels 1, 2, or 3 during the year ended December 31, 2010 and the Portfolio held no Level 3 securities as of December 31, 2010.

See accompanying notes to financial statements.

(This page intentionally left blank)

MMA Praxis Mutual Funds
Statements of assets and liabilities
December 31, 2010

	Intermediate Income Fund	Core Stock Fund	International Fund
Assets
Total investment securities, at cost	$281,689,743	$145,256,276	$76,237,469
Investment in unaffiliated securities, at market value	$289,919,955	$170,256,974	$97,554,105
Investments in affiliates, at market value	2,803,207	2,179,868	1,079,513
Total investment securities, at market value	292,723,162	172,436,842	98,633,618
Cash	37,295	—	1,027,902
Foreign currency, at value (cost $69,433)	—	—	69,558
Receivable for investments sold	52,584	2,825,087	—
Receivable for capital shares sold	3,990,421	195,484	110,852
Receivable for dividends and interest	2,593,086	129,821	85,761
Receivable for tax reclaims	6,265	29,723	442,133
Prepaid expenses	28,792	19,235	15,432
Total Assets	299,431,605	175,636,192	100,385,256

Liabilities
Bank overdraft	—	14,010	—
Payable for capital shares redeemed	907,760	2,948,531	348,811
Payable for investments purchased	1,885,518	44,284	—
Accrued expenses and other payables:
Investment advisory fees	77,870	109,325	75,846
Administration fees	18,194	11,607	6,809
Compliance service fees	5,406	3,123	5,216
Distribution fees	25,216	18,093	9,632
Trustee fees	6,233	4,340	2,658
Other	106,017	106,017	108,270
Total Liabilities	3,032,214	3,259,330	557,242

Net Assets	$296,399,391	$172,376,862	$99,828,014

Components of Net Assets
Paid-in capital	$285,365,972	$194,515,737	$97,480,936
Accumulated net investment income (loss)	—	(594,818)	172,551
Accumulated net realized gains (losses) on investments and foreign currency transactions	—	(48,729,001)	(20,273,063)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	11,033,419	27,184,944	22,447,590
Net Assets	$296,399,391	$172,376,862	$99,828,014

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of assets and liabilities, continued
December 31, 2010

	Intermediate Income Fund	Core Stock Fund	International Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$67,259,159	$65,184,581	$30,665,270
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,450,442	5,175,426	2,778,571
Net asset value and redemption price per share	$10.43	$12.60	$11.04
Maximum sales charge	3.75%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.84	$13.30	$11.65

Pricing of Class I Shares
Net assets attributable to Class I shares	$229,140,232	$107,192,281	$69,162,744
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	22,045,150	8,463,183	6,251,657
Net asset value, offering price and redemption price per share	$10.39	$12.67	$11.06

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of assets and liabilities
December 31, 2010

	Value Index Fund	Growth Index Fund	Small Cap Fund
Assets
Total investment securities, at cost	$50,812,697	$28,216,117	$21,459,865
Investment in unaffiliated securities, at market value	$55,638,527	$32,246,565	$29,337,727
Investments in affiliates, at market value	737,478	190,000	200,000
Total investment securities, at market value	56,376,005	32,436,565	29,537,727
Receivable for capital shares sold	103,648	8,128	248,746
Receivable for dividends and interest	66,071	22,103	5,952
Receivable for tax reclaims	267	—	—
Due from Adviser	—	2,605	—
Due from Distributor	—	2,592	1,140
Prepaid expenses	15,241	3,172	3,603
Total Assets	56,561,232	32,475,165	29,797,168

Liabilities
Payable for capital shares redeemed	283,830	137,946	828,486
Accrued expenses and other payables:
Investment advisory fees	14,032	—	21,554
Administration fees	4,165	1,920	1,577
Compliance service fees	—	748	436
Distribution fees	12,767	—	—
Trustee fees	886	522	523
Other	39,522	21,607	19,800
Total Liabilities	355,202	162,743	872,376

Net Assets	$56,206,030	$32,312,422	$28,924,792

Components of Net Assets
Paid-in capital	$66,971,671	$31,062,266	$25,945,947
Accumulated net investment income (loss)	889,887	—	—
Accumulated net realized gains (losses) on investments and foreign currency transactions	(17,218,836)	(2,970,292)	(5,099,017)
Net unrealized appreciation (depreciation) on investments	5,563,308	4,220,448	8,077,862

Net Assets	$56,206,030	$32,312,422	$28,924,792

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of assets and liabilities, continued
December 31, 2010

	Value Index Fund	Growth Index Fund	Small Cap Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$24,340,881	$2,911,006	$3,340,683
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,060,516	295,312	335,743
Net asset value and redemption price per share	$7.95	$9.86	$9.95
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$8.39	$10.41	$10.50

Pricing of Class I Shares
Net assets attributable to Class I shares	$31,865,149	$29,401,416	$25,584,109
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,027,813	2,982,572	2,543,639
Net asset value, offering price and redemption price per share	$7.91	$9.86	$10.06

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of assets and liabilities
December 31, 2010

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Assets
Investment in affiliates, at cost	$12,169,203	$31,393,765	$23,751,418
Investment in affiliates, at value	$12,684,583	$34,085,189	$26,627,463
Cash	18,182	34,163	25,187
Receivable for capital shares sold	63,433	284,144	214,305
Due from Adviser	10,162	40,442	48,943
Prepaid expenses	6,771	4,656	11,385
Total Assets	12,783,131	34,448,594	26,927,283

Liabilities
Dividend payable	64,386	220,067	197,994
Payable for capital shares redeemed	10,365	6,877	14,897
Accrued expenses and other payables:
Compliance service fees	19	60	47
Distribution fees	2,733	5,967	4,275
Trustee fees	14	33	22
Other	10,938	33,153	37,185
Total Liabilities	88,455	266,157	254,420

Net Assets	$12,694,676	$34,182,437	$26,672,863

Components of Net Assets
Paid-in capital	$12,134,408	$31,389,797	$23,726,626
Accumulated net investment income (loss)	28,131	42,797	16,611
Accumulated net realized gains (losses) on investments in affiliates	16,757	58,419	53,581
Net unrealized appreciation (depreciation) on investments in affiliates	515,380	2,691,424	2,876,045
Net Assets	$12,694,676	$34,182,437	$26,672,863

Pricing of Class A Shares
Net assets attributable to Class A shares	$12,694,676	$34,182,437	$26,672,863
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,202,958	3,132,365	2,392,337
Net asset value and redemption price per share	$10.55	$10.91	$11.15
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.13	$11.51	$11.77

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of operations
For the year ended December 31, 2010

	Intermediate Income Fund	Core Stock Fund	International Fund
Investment Income
Dividends	$113,313	$2,635,607	$1,936,447
Foreign tax withholding	—	(40,673)	(261,703)
Interest	12,022,905	147,869	16
Interest from affiliates	26,424	28,944	11,855
Total Investment Income	12,162,642	2,771,747	1,686,615

Expenses
Investment advisory fees	1,092,872	1,289,772	815,801
Administration fees	116,666	77,896	42,450
Distribution fees - Class A	174,237	179,494	80,793
Transfer agent fees - Class A	154,646	282,346	154,630
Transfer agent fees - Class I	7,790	5,560	3,784
Compliance service fees	76,482	48,378	22,703
Registration fees - Class A	33,047	42,572	37,119
Registration fees - Class I	1,114	212	591
Shareholder report printing fees - Class A	32,441	52,223	21,600
Shareholder report printing fees - Class I	3,392	2,260	800
Professional fees	170,584	113,147	—
Custodian fees	20,495	38,375	83,021
Trustee fees and expenses	49,770	29,899	5,481
Other expenses	60,098	51,150	68,241
Total Expenses Before Reductions	1,993,634	2,213,284	1,337,014
Expenses waived by Investment Adviser	(126,302)	—	—
Net Expenses	1,867,332	2,213,284	1,337,014

Net Investment Income (Loss)	10,295,310	558,463	349,601
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	2,184,059	2,067,745	4,466,481
Net realized gains (losses) on foreign currency transactions	—	(13,679)	(94,341)
Change in unrealized appreciation (depreciation) of investments	4,100,541	16,939,842	6,796,902
Change in unrealized appreciation (depreciation) on foreign currency translations	—	4,378	51,441
Net Realized and Unrealized Gains on Investments and Foreign Currency Transactions	6,284,600	18,998,286	11,220,483
Net Change in Net Assets from Operations	$16,579,910	$19,556,749	$11,570,084

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of operations
For the year ended December 31, 2010

	Value Index Fund	Growth Index Fund	Small Cap Fund
Investment Income
Dividends	$1,387,799	$317,995	$156,096
Foreign tax withholding	(201)	—	(633)
Interest	73,683	—	ó
Interest from affiliates	7,899	1,992	1,937
Total Investment Income	1,469,180	319,987	157,400

Expenses
Investment advisory fees	173,316	75,188	217,903
Administration fees	27,160	11,139	9,904
Distribution fees - Class A	63,585	7,951	8,255
Transfer agent fees - Class A	111,380	28,862	25,048
Transfer agent fees - Class I	2,698	2,074	2,122
Compliance service fees	17,829	6,871	6,882
Registration fees - Class A	25,037	25,580	25,401
Registration fees - Class I	362	4,015	3,896
Shareholder report printing fees - Class A	19,441	5,893	2,938
Shareholder report printing fees - Class I	1,859	1,104	1,550
Professional fees	30,534	19,987	15,440
Custodian fees	9,981	10,230	12,862
Trustee fees and expenses	9,797	3,563	685
Other expenses	18,951	9,072	148
Total Expenses Before Reductions	511,930	211,529	333,034
Expenses waived by Investment Adviser	—	(49,945)	(36,427)
Net Expenses	511,930	161,584	296,607

Net Investment Income (Loss)	957,250	158,403	(139,207)

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(962,043)	(405,208)	2,556,316
Change in unrealized appreciation (depreciation) of investments	7,423,705	4,144,656	5,467,725
Net Realized and Unrealized Gains on Investments	6,461,662	3,739,448	8,024,041
Net Change in Net Assets from Operations	$7,418,912	$3,897,851	$7,884,834

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of operations
For the year ended December 31, 2010

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Investment Income
Dividends from affiliates	$287,920	$543,971	$323,174

Expenses
Investment advisory fees	4,413	11,066	8,164
Administration fees	2,690	6,732	963
Distribution fees	22,063	55,327	40,819
Transfer agent fees	25,172	76,062	78,280
Compliance service fees	279	681	487
Registration fees	17,731	15,181	22,426
Shareholder report printing fees	5,833	16,533	22,844
Professional fees	2,882	3,470	3,157
Custodian fees	72	96	96
Trustee fees and expenses	145	354	251
Other expenses	5,025	13,624	11,165
Total Expenses Before Reductions	86,305	199,126	188,652
Expenses waived/reimbursed by Investment Adviser	(29,103)	(55,781	(83,521)
Net Expenses	57,202	143,345	105,131

Net Investment Income (Loss)	230,718	400,626	218,043

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments in affiliates	13,841	53,989	51,859
Distributions of realized gains received from affiliates	31,183	47,420	18,422
Change in unrealized appreciation (depreciation) of investments in affiliates	515,380	2,691,424	2,876,045
Net Realized and Unrealized Gains (Losses) on Investments in Affiliates	560,404	2,792,833	2,946,326

Net Change in Net Assets from Operations	$791,122	$3,193,459	$3,164,369

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of changes in net assets

	Intermediate Income Fund		Core Stock Fund		International Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income	$10,295,310	$9,991,649	$558,463	$616,794	$349,601	$1,181,532
Net realized gains (losses) on investments	2,184,059	1,340,065	2,054,066	(35,447,704)	4,372,140	(4,282,460)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	4,100,541	11,138,756	16,944,220	82,112,757	6,848,343	16,049,344
Net Change in Net Assets from Operations	16,579,910	22,470,470	19,556,749	47,281,847	11,570,084	12,948,416
Distributions to Shareholders
From net investment income -
Class A	(2,422,822)	(2,438,125)	—	(326,755)	(70,839)	—
Class B	—	(369,458)	—	—	—	—
Class I	(8,000,422)	(7,230,736)	(933,114)	(583,213)	(856,430)	—
From net realized gains -
Class A	(237,301)	—	—	—	—	—
Class I	(801,163)	—	—	—	—	—

Change in Net Assets from Distributions to Shareholders	(11,461,708)	(10,038,319)	(933,114)	(909,968)	(927,269)	—
Change in Net Assets from Capital Transactions	40,311,187	19,716,611	(41,143,871)	(20,151,210)	(4,022,253)	(4,614,235)
Change in Net Assets	45,429,389	32,148,762	(22,520,236)	26,220,669	6,620,562	8,334,181

Net Assets
Beginning of period	250,970,002	218,821,240	194,897,098	168,676,429	93,207,452	84,873,271
End of period	$296,399,391	$250,970,002	$172,376,862	$194,897,098	$99,828,014	$93,207,452

Accumulated Net Investment Income (Loss)	$—	$50,695	$(594,818)	$(473,319)	$172,551	$747,234

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of changes in net assets

	Value Index Fund		Growth Index Fund		Small Cap Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From Operations
Net investment income (loss)	$957,250	$1,116,190	$158,403	$89,687	$(139,207)	$(131,416)
Net realized gains (losses) on investments	(962,043)	(9,639,512)	(405,208)	(1,354,921)	2,556,316	(2,916,387)
Net change in unrealized appreciation/depreciation on investments	7,423,705	20,074,601	4,144,656	6,910,513	5,467,725	8,479,620
Net Change in Net Assets from Operations	7,418,912	11,551,279	3,897,851	5,645,279	7,884,834	5,431,817

Distributions to Shareholders
From net investment income -
Class A	(272,240)	(101,452)	—	(13,235)	—	—
Class I	(655,340)	(160,741)	(172,241)	(63,506)	—	—

Change in Net Assets from Distributions to Shareholders	(927,580)	(262,193)	(172,241)	(76,741)	—	—
Change in Net Assets from Capital Transactions	(12,168,388)	(692,436)	7,303,087	42,572	(1,487,604)	(1,059,543)
Change in Net Assets	(5,677,056)	10,596,650	11,028,697	5,611,110	6,397,230	4,372,274
Net Assets
Beginning of period	61,883,086	51,286,436	21,283,725	15,672,615	22,527,562	18,155,288
End of period	$56,206,030	$61,883,086	$32,312,422	$21,283,725	$28,924,792	$22,527,562
Accumulated Net Investment Income (Loss)	$889,887	$870,648	$—	$11,536	$—	$—

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Statements of changes in net assets

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2010	For the Year Ended December 31, 2010
From Operations
Net investment income	$230,718	$400,626	$218,043
Net realized gains on investments in affiliates	13,841	53,989	51,859
Distributions of realized gains by investment company affiliates	31,183	47,420	18,422
Net change in unrealized appreciation (depreciation) on investments in affiliates	515,380	2,691,424	2,876,045
Net Change in Net Assets from Operations	791,122	3,193,459	3,164,369

Distributions to Shareholders
From net investment income -
Class A	(233,151)	(405,913)	(221,272)

Change in Net Assets from Capital Transactions	12,136,705	31,394,891	23,729,766
Total Increase in Net Assets	12,694,676	34,182,437	26,672,863

Net Assets
Beginning of period	—	—	—
End of period	$12,694,676	$34,182,437	$26,672,863

Accumulated Net Investment Income (Loss)	$28,131	$42,797	$16,611

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Intermediate Income Fund - Class A
	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of year	$10.20	$9.62	$9.78	$9.66	$9.73
Income (loss) from investment operations:
Net investment income	0.37	0.43	0.45	0.41	0.38
Net realized and unrealized gains (losses)on investments	0.27	0.56	(0.16)	0.15	(0.04)
Total from investment operations	0.64	0.99	0.29	0.56	0.34
Less distributions:
Dividends from net investment income	(0.37)	(0.41)	(0.45)	(0.44)	(0.41)
Distributions from net realized gains	(0.04)	—	—	—	—
Total distributions	(0.41)	(0.41)	(0.45)	(0.44)	(0.41)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of year	$10.43	$10.20	$9.62	$9.78	$9.66
Total return (excludes sales charge)	6.26%	10.49%	3.09%	5.91%	3.63%
Net assets at end of year (000s)	$67,259	$74,965	$49,693	$48,951	$41,350
Ratio of net expenses to average net assets	0.98%	0.92%	0.88%	0.88%	0.93%
Ratio of net investment income to average net assets	3.49%	4.22%	4.49%	4.23%	4.19%
Ratio of gross expenses to average net assets*	1.16%	1.27%	1.21%	1.27%	1.28%
Portfolio turnover rate	26.75%	28.56%	25.46%	29.22%	34.19%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Intermediate Income Fund - Class I
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$10.17	$9.61	$9.77	$9.65	$9.47
Income (loss) from investment operations:
Net investment income	0.40	0.45	0.47	0.43	0.29
Net realized and unrealized gains (losses) on investments	0.27	0.57	(0.16)	0.15	0.18
Total from investment operations	0.67	1.02	0.31	0.58	0.47
Less distributions:
Dividends from net investment income	(0.41)	(0.46)	(0.47)	(0.46)	(0.29)
Distributions from net realized gains	(0.04)	—	—	—	—
Total distributions	(0.45)	(0.46)	(0.47)	(0.46)	(0.29)
Paid-in capital from redemption fees	—	—	— (b)	—	—	(b)
Net asset value at end of period	$10.39	$10.17	$9.61	$9.77	$9.65
Total return	6.60%	10.79%	5.21%	6.18%	5.07	%(c)
Net assets at end of period (000s)	$229,140	$176,005	$153,332	$212,097	$206,221
Ratio of net expenses to average net assets	0.58%	0.67%	0.63%	0.63%	0.63	%(d)
Ratio of net investment income to average net assets	3.86%	4.51%	4.73%	4.48%	4.47	%(d)
Ratio of gross expenses to average net assets*	0.58%	0.72%	0.64%	0.77%	0.76	%(d)
Portfolio turnover rate	26.75%	28.56%	25.46%	29.22%	34.19%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Core Stock Fund - Class A
	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of year	$11.30	$8.79	$14.87	$15.40	$14.42
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	0.01	0.05	0.13	0.04
Net realized and unrealized gains (losses) on investments	1.37	2.54	(6.08)	(0.24)	1.70
Total from investment operations	1.30	2.55	(6.03)	(0.11)	1.74
Less distributions:
Dividends from net investment income	—	(0.04)	(0.05)	(0.14)	—
Distributions from net realized gains	—	—	—	(0.28)	(0.76)
Total distributions	—	(0.04)	(0.05)	(0.42)	(0.76)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of year	$12.60	$11.30	$8.79	$14.87	$15.40
Total return (excludes sales charge)	11.50%	29.00%	(40.64%)	(0.68%)	12.10%
Net assets at end of year (000s)	$65,185	$93,120	$55,151	$99,838	$95,185
Ratio of net expenses to average net assets	1.74%	1.44%	1.31%	1.45%	1.49%
Ratio of net investment income (loss) to average net assets	(0.16%)	0.15%	0.42%	0.81%	0.19%
Ratio of gross expenses to average net assets*	1.74%	1.69%	1.56%	1.70%	1.74%
Portfolio turnover rate	7.43%	12.64%	29.73%	12.17%	72.41%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Core Stock Fund - Class I
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$11.37	$8.84	$14.94	$15.45	$14.76
Income (loss) from investment operations:
Net investment income	0.08	0.06	0.09	0.20	0.04
Net realized and unrealized gains (losses) on investments	1.33	2.53	(6.11)	(0.24)	1.41
Total from investment operations	1.41	2.59	(6.02)	(0.04)	1.45
Less distributions:
Dividends from net investment income	(0.11)	(0.06)	(0.08)	(0.19)	—
Distributions from net realized gains	—	—	—	(0.28)	(0.76)
Total distributions	(0.11)	(0.06)	(0.08)	(0.47)	(0.76)
Paid-in capital from redemption fees	—	—	— (b)	—	—
Net asset value at end of period	$12.67	$11.37	$8.84	$14.94	$15.45
Total return	12.38%	29.35%	(40.43% )	(0.26% )	9.86	%(c)
Net assets at end of period (000s)	$107,192	$101,777	$90,820	$159,737	$173,565
Ratio of net expenses to average net assets	0.94%	1.08%	1.01%	1.05%	1.02	%(d)
Ratio of net investment income to average net assets	0.66%	0.57%	0.72%	1.20%	0.43	%(d)
Ratio of gross expenses to average net assets*	0.94%	1.08%	1.01%	1.05%	1.03	%(d)
Portfolio turnover rate (c)	7.43%	12.64%	29.73%	12.17%	72.41%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis International Fund - Class A
	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of year	$9.88	$8.61	$15.42	$14.23	$11.94
Income (loss) from investment operations:
Net investment income	0.00 (b)	0.08	0.16	0.12	0.16
Net realized and unrealized gains (losses) on investments	1.19	1.19	(6.44)	1.65	2.26
Total from investment operations	1.19	1.27	(6.28)	1.77	2.42
Less distributions:
Dividends from net investment income	(0.03)	—	(0.15)	(0.21)	(0.13)
Distributions from net realized gains	—	—	(0.36)	(0.37)	—
Tax return of capital	—	—	(0.02)	—	—
Total distributions	(0.03)	—	(0.53)	(0.58)	(0.13)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of year	$11.04	$9.88	$8.61	$15.42	$14.23
Total return (excludes sales charge)	12.20%	14.75%	(41.01%)	12.59%	20.31%
Net assets at end of year (000s)	$30,665	$41,158	$26,005	$50,709	$44,837
Ratio of net expenses to average net assets	2.11%	1.70%	1.67%	1.72%	1.76%
Ratio of net investment income (loss) to average net assets	(0.20%)	1.04%	1.40%	0.75%	0.85%
Ratio of gross expenses to average net assets*	2.11%	1.98%	1.92%	1.97%	2.09%
Portfolio turnover rate	72.01%	194.23%	148.65%	59.13%	82.77%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis International Fund - Class I
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$9.91	$8.61	$15.39	$14.20	$13.52
Income (loss) from investment operations:
Net investment income	0.05	0.14	0.15	0.17	0.10
Net realized and unrealized gains (losses) on investments	1.24	1.16	(6.38)	1.65	0.78
Total from investment operations	1.29	1.30	(6.23)	1.82	0.88
Less distributions:
Dividends from net investment income	(0.14)	—	(0.17)	(0.26)	(0.20)
Distributions from net realized gains	—	—	(0.36)	(0.37)	—
Tax return of capital	—	—	(0.02)	—	—
Total distributions	(0.14)	—	(0.55)	(0.63)	(0.20)
Net asset value at end of period	$11.06	$9.91	$8.61	$15.39	$14.20
Total return	13.30%	15.23%	(40.85%)	13.02%	6.61	%(b)
Net assets at end of period (000s)	$69,163	$52,049	$48,830	$110,001	$98,598
Ratio of net expenses to average net assets	1.12%	1.39%	1.32%	1.31%	1.28	%(c)
Ratio of net investment income to average net assets	0.71%	1.56%	1.47%	1.13%	1.23	%(c)
Ratio of gross expenses to average net assets*	1.12%	1.39%	1.32%	1.31%	1.39	%(c)
Portfolio turnover rate	72.01%	194.23%	148.65%	59.13%	82.77%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Value Index Fund - Class A
	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net asset value at beginning of year	$7.09	$5.80	$10.12	$11.43	$10.09
Income (loss) from investment operations:
Net investment income	0.14	0.10	0.18	0.17	0.22
Net realized and unrealized gains (losses) on investments	0.81	1.21	(4.21)	(0.93)	1.82
Total from investment operations	0.95	1.31	(4.03)	(0.76)	2.04
Less distributions:
Dividends from net investment income	(0.09)	(0.02)	(0.18)	(0.20)	(0.13)
Distributions from net realized gains	—	—	(0.11)	(0.35)	(0.57)
Total distributions	(0.09)	(0.02)	(0.29)	(0.55)	(0.70)
Paid-in capital from redemption fees (b)	—	—	—	—	—
Net asset value at end of year	$7.95	$7.09	$5.80	$10.12	$11.43
Total return (excludes sales charge)	13.40%	22.64%	(40.15% )	(6.66% )	20.41%
Net assets at end of year (000s)	$24,341	$30,983	$20,019	$28,209	$22,426
Ratio of net expenses to average net assets	1.38%	1.01%	0.97%	0.90%	1.11%
Ratio of net investment income to average net assets	1.15%	1.96%	2.35%	1.87%	1.52%
Ratio of gross expenses to average net assets*	1.38%	1.33%	1.27%	1.18%	1.37%
Portfolio turnover rate	24.12%	25.72%	20.66%	33.34%	55.37%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Value Index Fund - Class I
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$7.05	$5.77	$10.07	$11.38	$10.90
Income (loss) from investment operations:
Net investment income	0.17	0.14	0.20	0.24	0.12
Net realized and unrealized gains (losses) on investments	0.85	1.18	(4.19)	(0.97)	1.13
Total from investment operations	1.02	1.32	(3.99)	(0.73)	1.25
Less distributions:
Dividends from net investment income	(0.16)	(0.04)	(0.20)	(0.23)	(0.20)
Distributions from net realized gains	—	—	(0.11)	(0.35)	(0.57)
Total distributions	(0.16)	(0.04)	(0.31)	(0.58)	(0.77)
Net asset value at end of period	$7.91	$7.05	$5.77	$10.07	$11.38
Total return	14.53%	22.82%	(39.94%)	(6.46%)	11.67	%(b)
Net assets at end of period (000s)	$31,865	$30,900	$24,893	$29,843	$27,029
Ratio of net expenses to average net assets	0.50%	0.73%	0.64%	0.65%	0.89	%(c)
Ratio of net investment income to average net assets	2.06%	2.28%	2.71%	2.12%	1.69	%(c)
Ratio of gross expenses to average net assets*	0.50%	0.73%	0.64%	0.68%	0.95	%(c)
Portfolio turnover rate	24.12%	25.72%	20.66%	33.34%	55.37%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class A
	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Period Ended December 31, 2007 (b)
Net asset value at beginning of period	$8.71	$6.50	$10.40	$10.00
Income (loss) from investment operations:
Net investment income	0.01	0.03	0.01	0.02
Net realized and unrealized gains (losses) on investments	1.14	2.20	(3.89)	0.38
Total from investment operations	1.15	2.23	(3.88)	0.40
Less distributions:
Dividends from net investment income	—	(0.02)	(0.02)	—
Distributions from net realized gains	—	—	—	—	(c)
Total distributions	—	(0.02)	(0.02)	—	(c)
Paid-in capital from redemption fees (c)	—	—	—	—
Net asset value at end of period	$9.86	$8.71	$6.50	$10.40
Total return (excludes sales charge)	13.20%	34.38%	(37.34%)	4.03	%(d)
Net assets at end of period (000s)	$2,911	$4,714	$2,504	$2,232
Ratio of net expenses to average net assets	1.10%	0.93%	0.94%	1.16	%(e)
Ratio of net investment income to average net assets	0.13%	0.42%	0.19%	0.68	%(e)
Ratio of gross expenses to average net assets*	2.68%	1.54%	1.51%	3.65	%(e)
Portfolio turnover rate	28.55%	30.99%	28.40%	36.64	%(d)

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(c)	Amount is less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class I
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$8.72	$6.51	$10.41	$10.00
Income (loss) from investment operations:
Net investment income	0.05	0.04	0.04	—	(b)
Net realized and unrealized gains (losses) on investments	1.15	2.20	(3.90)	0.42
Total from investment operations	1.20	2.24	(3.86)	0.42
Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	—	—	—	—	(b)
Total distributions	(0.06)	(0.03)	(0.04)	(0.01)
Net asset value at end of period	$9.86	$8.72	$6.51	$10.41
Total return	13.74%	34.46%	(37.09%)	4.18	%(c)
Net assets at end of period (000s)	$29,401	$16,570	$12,388	$24,203
Ratio of net expenses to average net assets	0.58%	0.81%	0.65%	0.82	%(d)
Ratio of net investment income to average net assets	0.70%	0.54%	0.45%	0.34	%(d)
Ratio of gross expenses to average net assets*	0.58%	0.87%	0.73%	2.41	%(d)
Portfolio turnover rate	28.55%	30.99%	28.40%	36.64	%(c)

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount is less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class A
	Year Ended December 31, 2010	Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Period Ended December 31, 2007 (b)
Net asset value at beginning of period	$7.55	$5.82	$9.50	$10.00
Income (loss) from investment operations:
Net investment loss	(0.11)	(0.04)	(0.03)	—	(c)
Net realized and unrealized gains (losses) on investments	2.51	1.77	(3.65)	(0.50)
Total from investment operations	2.40	1.73	(3.68)	(0.50)
Paid-in capital from redemption fees (c)	—	—	—	—
Net asset value at end of period	$9.95	$7.55	$5.82	$9.50
Total return (excludes sales charge)	31.79%	29.73%	(38.74%)	(5.00	%)(d)
Net assets at end of period (000s)	$3,341	$4,227	$2,307	$1,398
Ratio of net expenses to average net assets	1.69%	1.49%	1.46%	1.65	%(e)
Ratio of net investment loss to average net assets	(1.08%)	(0.80%)	(0.52%)	(0.04	%)(e)
Ratio of gross expenses to average net assets*	2.79%	2.34%	2.20%	3.78	%(e)
Portfolio turnover rate	84.26%	60.33%	64.37%	30.37	%(d)

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(c)	Amount is less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class I
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$7.59	$5.84	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.51	1.79	(3.64)	(0.50)
Total from investment operations	2.47	1.75	(3.66)	(0.49)
Less distributions:
Dividends from net investment income	—	—	—	(0.01)
Net asset value at end of period	$10.06	$7.59	$5.84	$9.50
Total return	32.54%	29.97%	(38.53%)	(4.91	%)(b)
Net assets at end of period (000s)	$25,584	$18,300	$15,392	$15,406
Ratio of net expenses to average net assets	1.08%	1.36%	1.22%	1.35	%(c)
Ratio of net investment income (loss) to average net assets	(0.46%)	(0.66%)	(0.29%)	0.47	%(c)
Ratio of gross expenses to average net assets*	1.08%	1.53%	1.27%	2.18	%(c)
Portfolio turnover rate	84.26%	60.33%	64.37%	30.37	%(b)

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Genesis Conservative Portfolio – Class A
Year Ended December 31, 2010 (a)
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.25
Net realized and unrealized losses on investments	0.55
Total from investment operations	0.80
Less distributions:
Dividends from net investment income	(0.25)
Paid-in capital from redemption fees (b)	—
Net asset value at end of year	$10.55
Total return (excludes sales charge)	8.22%
Net assets at end of year (000s)	$12,695
Ratio of net expenses to average net assets (c)	0.65%
Ratio of net investment income to average net assets	2.60%
Ratio of gross expenses to average net assets (c)*	0.97%
Portfolio turnover rate	10.08%

*	During the period, certain expenses were reduced by the Adviser. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period January 1, 2010 (commencement of operations) through December 31, 2010.
(b)	Amount is less than $0.005 per share.
(c)	Represents only expenses of the Fund, not Underlying Funds.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Genesis Balanced Portfolio – Class A
Year Ended December 31, 2010 (a)
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.16
Net realized and unrealized losses on investments	0.91
Total from investment operations	1.07
Less Distributions:
Dividends from net investment income	(0.16)
Paid-in capital from redemption fees (b)	—
Net asset value at end of year	$10.91
Total return (excludes sales charge)	10.88%
Net assets at end of year (000s)	$34,182
Ratio of net expenses to average net assets (c)	0.64%
Ratio of net investment income to average net assets	1.80%
Ratio of gross expenses to average net assets (c)*	0.90%
Portfolio turnover rate	7.84%

*	During the period, certain expenses were reduced by the Adviser. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period January 1, 2010 (commencement of operations) through December 31, 2010.
(b)	Amount is less than $0.005 per share.
(c)	Represents only expenses of the Fund, not Underlying Funds.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Financial highlights

For a share outstanding throughout the year indicated.

MMA Praxis Genesis Growth Portfolio – Class A
Year Ended December 31, 2010 (a)
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized losses on investments	1.15
Total from investment operations	1.25
Less Distributions:
Dividends from net investment income	(0.10)
Paid-in capital from redemption fees (b)	—
Net asset value at end of year	$11.15
Total return (excludes sales charge)	12.65%
Net assets at end of year (000s)	$26,673
Ratio of net expenses to average net assets (c)	0.64%
Ratio of net investment income to average net assets (d)	1.33%
Ratio of gross expenses to average net assets (c)*	1.15%
Portfolio turnover rate	7.54%

*	During the period, certain expenses were reduced by the Adviser. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period January 1, 2010 (commencement of operations) through December 31, 2010.
(b)	Amount is less than $0.005 per share.
(c)	Represents only expenses of the Fund, not Underlying Funds.

See accompanying notes to financial statements.

MMA Praxis Mutual Funds
Notes to financial statements
December 31, 2010

1. Organization:
The MMA Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2010, the Trust consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund, and the MMA Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the MMA Praxis Genesis Conservative Portfolio, the MMA Praxis Genesis Balanced Portfolio, and the MMA Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”), and the International Index Fund which is not covered in this report. The Funds and Portfolios are also referred to individually as the Intermediate Income Fund, Core Stock Fund, International Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio, and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust.

The MMA Praxis Genesis Conservative Portfolio, the MMA Praxis Genesis Balanced Portfolio and the MMA Praxis Genesis Growth Portfolio commenced operations on January 1, 2010.

As of December 31, 2010, the Funds offer two classes of shares; Class A and Class I and the Portfolios offer Class A. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Intermediate Income Fund which is 3.75 percent.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:
The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Board of Trustees. Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materiality affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Investments in restricted securities are valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures.

The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures. The Portfolio’s investments in the underlying MMA Praxis Mutual Funds (the “Underlying Funds”) are valued at the closing net asset value per share.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 —	quoted prices in active markets for identical securities
•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 —	significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

The aggregate value by input level, as of December 31, 2010, for each Fund’s and Portfolio’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s and Portfolio’s Schedule of Portfolio Investments, which also includes a breakdown of the Fund’s and Portfolio’s investments by geographic/industry concentration, as applicable.

New Accounting Pronouncements
In January 2010, the FASB issued new guidance as an amendment for fair value measurements and disclosures. The new guidance adds new requirements for disclosure about transfers into and out of level 1 and level 2 fair value measurements and separate disclosures about purchases, sales, issuances, and settlements relating to level 3 measurements. The guidance also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in level 2 and level 3 fair value measurements. The Funds and Portfolios have adopted this guidance, except for level 3 reconciliation disclosures which are effective for interim and annual periods beginning after December 15, 2010. The Funds and Portfolios do not expect the implications of this guidance to have material impact of its financial statements.

Securities Transactions and Related Income:
Changes in holdings of portfolio securities are reflected in the Fund’s and Portfolio’s valuation no later than in the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting period. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other MMA Praxis equity and fixed income funds and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are represented as Acquired Fund Fees and Expenses (AFFE). Actual indirect expenses vary depending on how the Portfolio’s assets are allocated among the underlying investments.

Risks associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:
The market value of investment securities, other assets and liabilities of the Core Stock Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Community Development Investments:
The Board of Trustees has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, Everence Community Investments, Inc. (“ECI”). ECI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3 percent of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:
Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and the Portfolios. Dividends from net investment income are declared and paid annually for

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

the Core Stock Fund, the International Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Fund. To the extent the Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios first learn of the dividend. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:
It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Redemption Fees:
The Funds and Portfolios will charge a redemption fee of 2.00 percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid in Capital Transactions as disclosed in Note 6 to the Financial Statements.

3. Derivative Financial Instruments:
A derivative financial instrument in very general terms refers to an investment whose value is “derived” from the value of an underlying asset, reference rate or index. The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect a Fund against possible changes in the market value of its portfolio or to manage a Fund’s foreign currency exposure or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Trust.

Forward Foreign Currency Exchange Contracts:
The International and Core Stock Funds may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund may enter into forward contracts as a hedge against specific

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

As of December 31, 2010, the International Fund did not hold any forward foreign currency exchange contracts.

Derivative Instruments and Hedging Activities:
The following table is the summary of the effect of derivative instruments on the Statements of Operations for the period ended December 31, 2010:

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended December 31, 2010
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Loss on Derivatives	Change in Unrealized Appreciation on Derivatives
Forward Foreign Currency Exchange Contracts	Net realized gains on foreign currency transactions, Change in unrealized appreciation/ depreciation on foreign currency translations	International Fund	($244,468)	$36,665

The average monthly contract amount of the forward foreign currency contracts during the period ended December 31, 2010 are detailed in the table below:

Fund	Average Contract Market Value - Short	Average Contract Market Value - Long
International Fund	$(9,384,675)	$9,372,641

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

4. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Intermediate Income Fund	$118,320,229	$70,903,322
Core Stock Fund	12,522,779	52,387,497
International Fund	61,936,128	71,770,060
Value Index Fund	13,722,717	25,201,662
Growth Index Fund	14,553,358	7,081,123
Small Cap Fund	20,389,106	21,586,260
Conservative Portfolio	12,987,206	863,027
Balanced Portfolio	32,976,985	1,684,629
Growth Portfolio	24,879,267	1,198,130

5. Investment Transactions with Affiliates:
The Portfolios invest in underlying MMA Praxis Mutual Funds which are also advised by Everence Capital Management Inc. (formerly MMA Capital Management, Inc.), (the “Adviser”). Therefore, the underlying funds are deemed affiliates, and the related activity in those investments were as follows:

	For the year ended December 31, 2010
MMA Praxis Genesis Conservative Portfolio	Value at January 1, 2010 (a)	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Core Stock Fund	$—	$1,289,323	$131,433	$(236)	$10,987	102,491	$1,298,563
Growth Index Fund	—	640,180	81,465	1,752	3,733	64,942	640,325
Intermediate
Income Fund	—	9,080,935	333,131	29,363	248,056	847,317	8,803,625
International Fund	—	1,018,420	197,999	7,715	11,840	86,990	962,105
Small Cap Fund	—	312,877	68,933	7,773	—	32,356	325,498
Value Index Fund	—	645,471	50,066	(1,343)	13,304	82,739	654,467
Total	$—			$45,024	$287,920		$12,684,583

	For the year ended December 31, 2010
MMA Praxis Genesis Balanced Portfolio	Value at January 1, 2010 (a)	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Core Stock Fund	$—	$6,405,873	$188,996	$(7,110)	$58,444	545,966	$6,917,392
Growth Index Fund	—	2,407,999	156,949	1,038	14,896	259,522	2,558,882
Intermediate
Income Fund	—	13,614,480	280,349	46,249	354,558	1,289,972	13,402,811
International Fund	—	4,962,417	517,896	13,599	62,982	463,364	5,124,809
Small Cap Fund	—	3,145,241	495,798	50,676	—	344,530	3,465,970
Value Index Fund	—	2,440,975	44,641	(3,043)	53,091	330,635	2,615,325
Total	$—			$101,409	$543,971		$34,085,189

(a) Commencement of operations.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

	For the year ended December 31, 2010
MMA Praxis Genesis Growth Portfolio	Value at January 1, 2010 (a)	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Core Stock Fund	$—	$6,131,778	$113,415	$(5,140)	$56,771	530,125	$6,716,678
Growth Index Fund	—	2,406,334	82,021	(473)	15,435	268,806	2,650,426
Intermediate
Income Fund	—	5,295,491	107,856	17,341	130,543	501,066	5,206,075
International Fund	—	4,964,431	383,541	9,663	65,257	479,912	5,307,825
Small Cap Fund	—	3,557,418	465,931	50,972	—	401,327	4,037,354
Value Index Fund	—	2,523,815	45,366	(2,082)	55,016	342,491	2,709,105
Total	$—			$70,281	$323,022		$26,627,463

(a) Commencement of operations.

6. Related Party Transactions:
Everence Capital Management, Inc., (a separate corporate entity controlled by Everence Holdings, Inc.), provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Intermediate Income Fund	0.40%
Core Stock Fund	0.74%
International Fund	0.90%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

The Adviser has retained various Sub-Advisers to manage the investments of Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Wells Capital Management, serves as the Sub-Adviser to the International Fund, Davis Selected Advisers, L.P. serves as the Sub-Adviser to the Core Stock Fund, and Luther King Capital Management serves as the Sub-Adviser to the Small Cap Fund.

The Adviser entered into a contractual expense limitation agreement pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses). The Funds and Portfolios have agreed to repay the Adviser for the amounts contractually waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement, for up to three years following the fiscal year in which the amounts were waived

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

and/or reimbursed. Each Fund’s or Portfolio’s Total operating expenses must be below the contractual limit in a subsequent year in order for the Adviser to be reimbursed.

The contractual expense limits in place for the year ended December 31, 2010 were:

Fund	Class A
Intermediate Income Fund	0.90%
Growth Index Fund	1.04%
Small Cap Fund	1.65%
Conservative Portfolio	0.60%
Balanced Portfolio	0.60%
Growth Portfolio	0.60%

For the year ended December 31, 2010, the Adviser contractually waived investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Intermediate Income Fund	$126,302
Growth Index Fund	49,945
Small Cap Fund	36,427
Conservative Portfolio	29,103
Balanced Portfolio	55,781
Growth Portfolio	83,521

As of December 31, 2010, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund	Year Waived	Repayment Expires	Balance
Intermediate Income Fund	2008	2011	$99,191
	2009	2012	78,489
	2010	2013	126,302
			$303,982
Core Stock Fund	2009	2012	$3,112
International Fund	2008	2011	$4,106
	2009	2012	17,440
			$21,546
Value Index Fund	2008	2011	$24,950
	2009	2012	12,461
			$37,411
Growth Index Fund	2008	2011	$31,734
	2009	2012	30,231
	2010	2013	49,945
			$111,910
Small Cap Fund	2008	2011	$26,019
	2009	2012	31,813
	2010	2013	36,427
			$94,259
Conservative Portfolio	2010	2013	$29,103
Balanced Portfolio	2010	2013	$55,781
Growth Portfolio	2010	2013	$83,521

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

During the year ended December 31, 2010, amounts subject to repayment to the Adviser expired as follows:

Fund	Balance
Intermediate Income Fund	$397,438
Value Index Fund	17,107
Growth Index Fund	53,285
Small Cap Fund	38,293

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, Inc. (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares as follows:

Intermediate Income Fund	$10,862
Core Stock Fund	8,525
International Fund	3,865
Value Index Fund	3,353
Growth Index Fund	1,189
Small Cap Fund	940
Conservative Portfolio	7,244
Balanced Portfolio	15,695
Growth Portfolio	10,896

The Trust has adopted a Plan of Distribution (12b-1 plan) under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ and Portfolios’ Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from each Fund and Portfolio.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds or Portfolios for serving as Officers of the Trust.

The Chairman of the Board of Trustees receives an annual retainer of $9,000. The Independent Chairman of the Board of Trustees receives an annual retainer of $8,000. Each additional Independent Board member receives an annual retainer of $6,000. The meeting attendance fee is $2,000 per Trustee for each quarterly in-person meeting and $1,000 for telephonic meetings. The Trust paid $76,000 in aggregate trustee fees during the year ended December 31, 2010.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

7. Capital Share Transactions:
Transactions in shares of the Funds and Portfolios are summarized below:

	Intermediate Income Fund		Core Stock Fund		International Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009 (A)	Year Ended December 31, 2010	Year Ended December 31, 2009 (A)	Year Ended December 31, 2010	Year Ended December 31, 2009 (A)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$16,338,985	$30,204,865	$4,428,945	$29,827,091	$4,499,797	$16,096,091
Dividends reinvested	2,366,991	2,081,266	314,061	314,085	66,214	—
Cost of shares redeemed	(28,007,803)	(10,223,257)	(39,407,861)	(10,670,614)	(17,995,216)	(5,992,701)
Redemption fees	2,306	730	531	157	1,044	915
Class A Share Transactions	$(9,299,521)	$22,063,604	$(34,664,324)	$19,470,719	$(13,428,161)	$10,104,305
Class B Shares:
Proceeds from shares issued	$—	$1,422,447	$—	$944,766	$—	$387,190
Dividends reinvested	—	348,828	—	—	—	—
Cost of shares redeemed	—	(18,342,337)	—	(26,149,469)	—	(10,691,891)
Redemption fees	—	52	—	100	—	10
Class B Share Transactions	$—	$(16,571,010)	$—	$(25,204,603)	$—	$(10,304,691)
Class I Shares:
Proceeds from shares issued	$71,176,908	$31,214,802	$22,759,027	$13,803,621	$20,292,824	$7,413,449
Dividends reinvested	4,651,592	2,725,160	738,180	244,775	559,358	—
Cost of shares redeemed	(26,217,792)	(19,715,945)	(29,976,754)	(28,465,722)	(11,446,274)	(11,827,298)
Class I Share Transactions	$49,610,708	$14,224,017	$(6,479,547)	$(14,417,326)	$9,405,908	$(4,413,849)
Net increase (decrease) from capital transactions	$40,311,187	$19,716,611	$(41,143,871)	$(20,151,210)	$(4,022,253)	$(4,614,235)
Share Transactions:
Class A Shares:
Issued	1,558,925	3,009,574	385,848	3,063,675	452,088	1,837,603
Reinvested	226,275	209,019	27,793	27,792	6,009	—
Redeemed	(2,685,416)	(1,033,868)	(3,480,062)	(1,120,630)	(1,843,831)	(694,605)
Change in Class A Shares	(900,216)	2,184,725	(3,066,421)	1,970,837	(1,385,734)	1,142,998
Class B Shares:
Issued	—	146,515	—	118,046	—	51,378
Reinvested	—	35,850	—	—	—	—
Redeemed	—	(1,822,338)	—	(2,826,197)	—	(1,244,330)
Change in Class B Shares	—	(1,639,973)	—	(2,708,151)	—	(1,192,952)
Class I Shares:
Issued	6,807,757	3,080,155	2,003,349	1,574,284	2,068,778	830,999
Reinvested	445,815	274,682	60,440	21,528	50,667	—
Redeemed	(2,517,124)	(1,998,255)	(2,552,665)	(2,920,736)	(1,118,050)	(1,255,375)
Change in Class I Shares	4,736,448	1,356,582	(488,876)	(1,324,924)	1,001,395	(424,376)
Net increase (decrease) from share transactions	3,836,232	1,901,334	(3,555,297)	(2,062,238)	(384,339)	(474,330)

(A) Class B represents the period from January 1, 2009 through August 17, 2009.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

Value Index Fund	Growth Index Fund	Small Cap Fund
Year Ended December 31, 2010	Year Ended December 31, 2009 (A)	Year Ended December 31, 2010	Year Ended December 31, 2009 (A)	Year Ended December 31, 2010	Year Ended December 31, 2009 (A)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,266,903	$11,674,195	$801,174	$1,915,807	$588,024	$1,710,382
Dividends reinvested	258,121	93,253	12,108	12,107	—	—
Cost of shares redeemed	(13,951,117)	(5,556,065)	(2,938,142)	(779,907)	(2,326,953)	(670,005)
Redemption fees	1,028	913	10	—	6	174
Class A Share Transactions	$(9,425,065)	$6,212,296	$(2,124,850)	$1,148,007	$(1,738,923)	$1,040,551
Class B Shares:
Proceeds from shares issued	$—	$305,775	$—	$144,248	$—	$97,509
Dividends reinvested	—	5	—	—	—	—
Cost of shares redeemed	—	(7,373,797)	—	(1,073,858)	—	(635,992)
Redemption fees	—	—	—	4	—	—	(B)
Class B Share Transactions	$—	$(7,068,017)	$—	$(929,606)	$—	$(538,483)
Class I Shares:
Proceeds from shares issued	$8,733,406	$4,977,511	$11,447,062	$1,408,366	$10,730,518	$3,056,419
Dividends reinvested	480,087	66,023	176,792	52,593	—	—
Cost of shares redeemed	(11,956,816)	(4,880,249)	(2,195,917)	(1,636,788)	(10,479,199)	(4,618,030)
Class I Share Transactions	$(2,743,323)	$163,285	$9,427,937	$(175,829)	$251,319	$(1,561,611)
Net increase (decrease) from capital transactions	$(12,168,388)	$(692,436)	$7,303,087	$42,572	$(1,487,604)	$(1,059,543)
Share Transactions:
Class A Shares:
Issued	564,826	1,883,212	90,595	257,424	73,267	262,699
Reinvested	45,709	13,124	1,390	1,390	—	—
Redeemed	(1,922,416)	(973,170)	(337,731)	(102,800)	(297,101)	(99,678)
Change in Class A Shares	(1,311,881)	923,166	(245,746)	156,014	(223,834)	163,021
Class B Shares:
Issued	—	58,641	—	22,401	—	17,309
Reinvested	—	1	—	—	—	—
Redeemed	—	(1,157,347)	—	(143,257)	—	(96,423)
Change in Class B Shares	—	(1,098,705)	—	(120,856)	—	(79,114)
Class I Shares:
Issued	1,204,577	865,446	1,302,570	188,402	1,338,188	462,102
Reinvested	61,712	9,365	18,615	6,031	—	—
Redeemed	(1,618,796)	(805,322)	(238,378)	(198,807)	(1,205,918)	(687,837)
Change in Class I Shares	(352,507)	69,489	1,082,807	(4,374)	132,270	(225,735)
Net increase (decrease) from share transactions	(1,664,388)	(106,050)	837,061	30,784	(91,564)	(141,828)

(A)	Class B represents the period from January 1, 2009 through August 17, 2009.
(B)	Less than $1.00.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2010	Year Ended December 31, 2010
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$12,845,366	$33,056,765	$24,915,475
Dividends reinvested	228,751	402,086	220,356
Cost of shares redeemed	(937,427)	(2,064,731)	(1,406,473)
Redemption fees	15	771	408
Class A Share Transactions	$12,136,705	$31,394,891	$23,729,766
Net increase from capital transactions	$12,136,705	$31,394,891	$23,729,766
Share Transactions:
Class A Shares:
Issued	1,271,551	3,297,446	2,507,828
Reinvested	22,174	38,103	20,002
Redeemed	(90,767)	(203,184)	(135,493)
Change in Class A Shares	1,202,958	3,132,365	2,392,337
Net increase from share transactions	1,202,958	3,132,365	2,392,337

8. Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the latest years ended December 31, 2010 and 2009 (as applicable) was as follows:

	Intermediate Income Fund		Core Stock Fund		International Fund
	2010	2009	2010	2009	2010	2009
From ordinary income	$11,366,009	$10,038,319	$933,114	$909,968	$927,269	$—
From long-term capital gains	95,699	—	—	—	—	—
Total distributions	$11,461,708	$10,038,319	$933,114	$909,968	$927,269	$—

	Value Index Fund		Growth Index Fund		Small Cap Fund
	2010	2009	2010	2009	2010	2009
From ordinary income	$927,580	$262,193	$172,241	$76,741	$—	$—
From long-term capital gains	—	—	—	—	—	—
Total distributions	$927,580	$262,193	$172,241	$76,741	$—	$—

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
	2010	2010	2010
From ordinary income	$233,151	$405,913	$221,272
From long-term capital gains	—	—	—
Total distributions	$233,151	$405,913	$221,272

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

The following information is computed on a tax basis for each item as of December 31, 2010:

	Intermediate Income Fund	Core Stock Fund	International Fund
Tax cost of portfolio investments	$281,689,743	$146,019,159	$78,578,745
Gross unrealized appreciation	13,186,885	37,616,637	21,415,180
Gross unrealized depreciation	(2,153,466)	(11,198,954)	(1,360,307)
Net unrealized appreciation
(depreciation)	11,033,419	26,417,683	20,054,873
Undistributed ordinary income	—	—	291,918
Capital loss carryforward	—	(48,559,587)	(18,051,153)
Post-October losses	—	(1,349)	—
Other temporary differences	—	4,378	51,440
Accumulated earnings (deficit)	$11,033,419	$(22,138,875)	$2,347,078

	Value Index Fund	Growth Index Fund	Small Cap Fund
Tax cost of portfolio investments	$52,275,120	$28,617,994	$21,516,699
Gross unrealized appreciation	8,932,141	5,194,607	8,153,278
Gross unrealized depreciation	(4,831,256)	(1,376,036)	(132,250)
Net unrealized appreciation
(depreciation)	4,100,885	3,818,571	8,021,028
Undistributed ordinary income	885,761	—	—
Capital loss carryforward	(15,741,058)	(2,482,797)	(5,042,183)
Post-October losses	—	(85,592)	—
Other temporary differences	(11,229)	(26)	—
Accumulated earnings (deficit)	$(10,765,641)	$1,250,156	$2,978,845

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Tax cost of portfolio investments	$12,179,774	$31,418,084	$23,768,482
Gross unrealized appreciation	534,132	2,718,121	2,881,771
Gross unrealized depreciation	(29,323)	(51,016)	(22,790)
Net unrealized appreciation
(depreciation)	504,809	2,667,105	2,858,981
Undistributed ordinary income	55,459	125,535	87,256
Accumulated earnings (deficit)	$560,268	$2,792,640	$2,946,237

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

As of the latest tax year, December 31, 2010, the following Funds had net capital loss carry forwards to offset future net capital gains, if any:

	Amount	Expires
Core Stock Fund	$12,397,714	2016
	32,345,717	2017
	3,816,156	2018
	$48,559,587
International Fund	$4,667,932	2016
	13,383,221	2017
	$18,051,153
Value Index Fund	$1,354,661	2016
	$9,511,075	2017
	4,875,322	2018
	$15,741,058
Growth Index Fund	$230,032	2016
	2,252,765	2017
	$2,482,797
Small Cap Fund	$684,193	2016
	4,357,990	2017
	$5,042,183

During the year ended December 31, 2010 the Intermediate Fund, International Fund, Growth Index Fund, and Small Cap Fund utilized $1,940,494, $3,962,538, $655,918, and $2,280,620 of capital loss carryforwards, respectively.

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds and Portfolios. In general, the provisions of the Act will be effective for the Funds’ and Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s and Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds and Portfolios, if any, will be contained within the ‘‘Federal Taxes’’ section of the financial statement notes for the fiscal year ending December 31, 2011.

Certain reclassification, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, investments in Real Estate Investment Trusts, net investment losses and sales of contributed securities. These reclassifications have no impact on the net assets or net asset value per share of the Funds and Portfolios and are designed to

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2010

present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2010:

	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Intermediate Income Fund	$(881,347)	$77,239	$804,108
Core Stock Fund	(266,831)	253,152	13,679
International Fund	—	2,985	(2,985)
Value Index Fund	10,237	(10,431)	194
Growth Index Fund	(953,167)	2,302	950,865
Small Cap Fund	(139,277)	139,207	70
Conservative Portfolio	(2,297)	30,564	(28,267)
Balanced Portfolio	(5,094)	48,084	(42,990)
Growth Portfolio	(3,140)	19,840	(16,700)

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2007 through 2010) and have concluded that no provision for income tax is required in their financial statements.

8. Subsequent Events
The Funds and Portfolios evaluated subsequent events from December 31, 2010 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

On January 3, 2011, the MMA Praxis Mutual Funds commenced the public offering of the MMA Praxis International Index Fund (the “Fund”). The Fund is referred to as the International Index Fund and offers two classes of shares; Class A and Class I. The Fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets as measured by the MSCI All Country World ex US Index.

MMA Praxis Mutual Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis International Fund, MMA Praxis Value Index Fund, MMA Praxis Growth Index Fund, MMA Praxis Small Cap Fund, MMA Praxis Genesis Conservative Portfolio, MMA Praxis Genesis Balanced Portfolio, and MMA Praxis Genesis Growth Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis International Fund, MMA Praxis Value Index Fund, MMA Praxis Growth Index Fund, MMA Praxis Small Cap Fund, MMA Praxis Genesis Conservative Portfolio, MMA Praxis Genesis Balanced Portfolio, and MMA Praxis Genesis Growth Portfolio (nine of the portfolios constituting the MMA Praxis Mutual Funds) (the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock Fund, MMA Praxis International Fund, MMA Praxis Value Index Fund, MMA Praxis Growth Index Fund, MMA Praxis Small Cap Fund, MMA Praxis Genesis Conservative Portfolio, MMA Praxis Genesis Balanced Portfolio, and MMA Praxis Genesis Growth Portfolio of the MMA Praxis Mutual Funds at December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 28, 2011

MMA Praxis Mutual Funds
Additional Fund information (unaudited)
December 31, 2010

Security Allocation:
The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following as of the year ended December 31, 2010.

Intermediate Income Fund
Security Allocation	Percentage of Net Assets
Asset Backed Security	0.2%
Collateralized Mortgage Obligations	0.1%
Commercial Mortgage Backed Securities	6.8%
Foreign Bonds	1.5%
Municipal Bonds	2.0%
Corporate Bonds	46.2%
Corporate Notes	0.9%
Interest Only Bonds	0.0%
Federal Farm Credit Bank	0.8%
Federal Home Loan Bank	6.0%
Federal Home Loan Mortgage Corp.	10.7%
Federal National Mortgage Association	15.7%
Government National Mortgage Assoc.	0.6%
Small Business Administration	0.2%
U.S. Department of Housing and
Urban Development	0.5%
FDIC Guaranteed	5.2%
Mutual Funds	0.4%
Short Term Investment	1.0%
Total	98.8%

Core Stock Fund
Security Allocation	Percentage of Net Assets
Common Stocks	96.6%
Commercial Paper	2.1%
Corporate Notes	1.3%
Short Term Investment	0.0%
Total	100.0%

International Fund
Security Allocation	Percentage of Net Assets
Argentina	1.0%
Australia	4.1%
Brazil	0.5%
Canada	6.9%
China	4.7%
Denmark	0.5%
Finland	0.5%
France	7.1%
Germany	7.6%
Hong Kong	0.9%
India	0.4%
Israel	0.5%
Japan	10.1%
Netherlands	6.3%
Norway	0.6%
Singapore	0.5%
South Korea	0.5%
Spain	2.2%
Sweden	0.5%
Switzerland	7.5%
United Kingdom	24.4%
United States	0.7%
Preferred Stock - Foreign	2.2%
Exchange Traded Fund	4.9%
Corporate Notes - Domestic	1.1%
Short Term Investment	2.6%
Total	98.8%

Value Index Fund
Security Allocation	Percentage of Net Assets
Common Stocks	98.7%
Corporate Notes	1.3%
Short Term Investment	0.3%
Total	100.3%

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

Growth Index Fund
Security Allocation	Percentage of Net Assets
Common Stocks	99.0%
Corporate Notes	0.6%
Short Term Investment	0.8%
Total	100.4%

Small Cap Fund
Security Allocation	Percentage of Net Assets
Common Stocks	98.0%
Corporate Notes	0.7%
Short Term Investment	3.4%
Total	102.1%

Conservative Portfolio
Security Allocation	Percentage of Net Assets
Mutual Funds	99.9%

Balanced Portfolio
Security Allocation	Percentage of Net Assets
Mutual Funds	99.7%

Growth Portfolio
Security Allocation	Percentage of Net Assets
Mutual Funds	99.8%

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

Proxy Voting:
The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Dividends Received Deduction:
For corporate shareholder, the following ordinary dividends paid during the year ended December 31, 2010 qualify for the corporate dividends received deduction:

Core Stock Fund	100.0%
Value Index Fund	100.0%
Growth Index Fund	100.0%
Conservative Portfolio	12.2%
Balanced Portfolio	31.6%
Growth Portfolio	58.4%

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

Expense Comparison:
As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expense Paid During Period* 7/1/10 - 12/31/10	Expense Ratio During Period** 7/1/10 - 12/31/10
Intermediate Income Fund
Class A	$1,000.00	$1,012.60	$5.02	0.99%
Class I	1,000.00	1,013.70	2.99	0.59%
Core Stock Fund
Class A	1,000.00	1,202.30	10.10	1.82%
Class I	1,000.00	1,206.60	5.28	0.95%
International Fund
Class A	1,000.00	1,262.60	10.95	1.92%
Class I	1,000.00	1,268.70	5.78	1.01%
Value Index Fund
Class A	1,000.00	1,187.60	6.73	1.22%
Class I	1,000.00	1,192.60	2.76	0.50%
Growth Index Fund
Class A	1,000.00	1,237.10	6.20	1.10%
Class I	1,000.00	1,241.30	3.45	0.61%
Small Cap Fund
Class A	1,000.00	1,337.40	9.78	1.66%
Class I	1,000.00	1,341.30	6.43	1.09%
Conservative Portfolio
Class A	1,000.00	1,076.00	3.45	0.66%
Balanced Portfolio
Class A	1,000.00	1,147.30	3.57	0.66%
Growth Allocation Portfolio
Class A	1,000.00	1,196.80	3.60	0.65%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expense Paid During Period* 7/1/10 - 12/31/10	Expense Ratio During Period** 7/1/10 - 12/31/10
Intermediate Income Fund
Class A	$1,000.00	$1,020.21	$5.04	0.99%
Class I	1,000.00	1,022.23	3.01	0.59%
Core Stock Fund
Class A	1,000.00	1,016.03	9.25	1.82%
Class I	1,000.00	1,020.42	4.84	0.95%
International Fund
Class A	1,000.00	1,015.53	9.75	1.92%
Class I	1,000.00	1,020.11	5.14	1.01%
Value Index Fund
Class A	1,000.00	1,019.06	6.21	1.22%
Class I	1,000.00	1,022.68	2.55	0.50%
Growth Index Fund
Class A	1,000.00	1,019.66	5.60	1.10%
Class I	1,000.00	1,022.13	3.11	0.61%
Small Cap Fund
Class A	1,000.00	1,016.84	8.44	1.66%
Class I	1,000.00	1,019.71	5.55	1.09%
Conservative Portfolio
Class A	1,000.00	1,021.88	3.36	0.66%
Balanced Portfolio
Class A	1,000.00	1,021.88	3.36	0.66%
Growth Allocation Portfolio
Class A	1,000.00	1,021.93	3.31	0.65%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

Board Consideration and Approval of Advisory and Sub-advisory Agreements
Section 15(c) of the 1940 Act requires that each mutual fund’s board of trustees, including a majority of trustees who are not “interested persons” of the fund (“Independent Trustees”), annually review and approve the fund’s investment advisory and sub-advisory agreements. At its November 15, 2010, meeting, the Trust’s Board of Trustees, which is comprised of a majority of Independent Trustees, unanimously approved the renewal of the Trust’s Advisory Agreement. Also at its November 15, 2010, meeting, the Board approved a one-year renewal of the Sub-Advisory Agreements for the Core Stock Fund, the International Fund and the Small Cap Fund. In this section, Advisory and Sub-Advisory Agreements are referred to as the “Agreements” and each of the series of the Trust are referred to individually as a “Fund” and collectively as the “Funds.”

In reaching its decision to approve the renewals, the Board considered information furnished to the Board throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process that took place at various meetings in October and November 2010.

In determining to approve the renewals, the members of the Board reviewed and evaluated all of this information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate.

The Board’s conclusions with respect to the Agreements were based in part on the Board’s consideration of the Agreements in prior years.

The Board’s decision to approve the Agreements was not based on any single factor. Each member of the Board may have weighed certain factors differently. A discussion of factors that figured prominently in the Board’s decision to approve the Agreements is provided below.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT
In approving the continuation of the Investment Advisory Agreement between each of the Funds and Everence Capital Management, Inc., the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services Everence Capital Management provides to the Funds. Among other things, the Board considered Everence Capital Management’s experience in serving as investment manager of the Funds, including the experience of senior personnel at Everence Capital Management providing services to the Funds. The Board also considered Everence Capital Management’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, in overseeing the Sub-Advisers’ compliance with the Funds’ investment objectives and policies, and in implementing Board directives as they relate to the Funds. In addition, the Board considered Everence Capital Management’s track record and experience providing portfolio management services to the Funds that do not have Sub-Advisers. The Board also considered that Everence Capital Management is responsible for the stewardship investing screening process for the Funds, develops and carries out shareholder advocacy on behalf of the Funds, and manages the Everence Community Investments program in which the Funds participate. Based on these and other

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Funds by Everence Capital Management.

Investment Performance of the Funds and Everence Capital Management

In evaluating each Fund’s investment performance, the Board considered performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board reviewed historical performance data for the Funds, and considered each Fund’s historical performance relative to its benchmark and peer groups for those Funds with at least one full year of investment operations. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions regarding the Funds that do not have Sub-Advisers: Intermediate Income Fund: the Fund’s gross performance exceeded its benchmark for the one-, three- and five-year periods, and relative to its peer groups, ranked between the 20th and 35th percentiles for the three- and five-year periods; Value Index Fund: while the performance of the Fund relative to its benchmark and peer groups over the three- and five-year periods was disappointing, its peer funds were not limited in their stock selection by SRI criteria and the Board noted, for example, that the Fund had slightly outperformed its screened index for the three-year period on a gross-fee basis; Growth Index Fund: the Fund’s gross performance exceeded its benchmark for the three-year period, the Fund trailed its benchmark for the one-year period, and relative to its peer groups, ranked between the 30th and 44th percentiles over those periods; Conservative, Balanced and Growth Portfolios: each Fund’s short operating history of less than one full year prevented meaningful long-term historical performance comparisons.

Costs of Services and Profitability of Everence and Affiliates

The Board then reviewed information and data regarding the costs of providing the advisory services to the Funds and the profits to be realized by Everence Capital Management and its affiliates from their relationship with the Funds. Representatives of Everence Capital Management addressed the Board’s questions concerning guidelines for manager selection, cost allocations and compensation levels, revenue sharing arrangements and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered Everence Capital Management’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal and audit fees. The Board also noted the effects of any current expense waivers and expense reimbursements on fees and expense levels, as well as proposed changes to the current expense limitations. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by Everence Capital Management regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Funds of the services provided to the Funds by Everence Capital Management were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of the Funds’ shareholders. Everence Capital Management represented to the Board that it would consider breakpoints as the Funds grow in size, but that the Funds’ asset values had not yet reached levels at which economies of scale could be realized. The Board then considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

context of its overall determinations regarding the Agreements, the Board acknowledged Everence Capital Management’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which Everence Capital Management and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from Everence Capital Management’s relationship with the Funds. The Board noted that Everence Capital Management does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to Everence Capital Management and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH DAVIS
In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Davis Selected Advisers, L.P., with respect to portfolio management of MMA Praxis Core Stock Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Davis provides to the Core Stock Fund. Among other things, the Board considered Davis’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Davis providing portfolio management and other services to the Funds. The Board considered Davis’s compliance capabilities, its compliance record with respect to the Core Stock Fund, and the quality of communication among Everence Capital Management, Davis and the Board. The Board also considered Davis’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Davis’s track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Core Stock Fund by Davis.

Investment Performance of the Core Stock Fund and Davis

The Board reviewed historical performance data for the Core Stock Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of socially responsible investing criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the performance of the Fund relative to its benchmark and peer groups has been disappointing over the one-, three- and five-year periods (Davis has served as sub-adviser only since January 2006), its peer funds were not limited in their stock selection by socially responsible investing criteria. The Board also noted that relative to its peer groups, the Fund ranked between the 53rd and 93rd percentiles over those periods.

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

Costs of Services and Profitability of Davis and Affiliates

The Board considered the costs of the services provided by Davis to the Core Stock Fund and the profits to be realized by Davis and its affiliates from their relationship with the Core Stock Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Core Stock Fund of the services provided by Davis were fair.

Economies of Scale

The Board noted that Davis’s sub-advisory fee schedule currently incorporates break-points. The Board also acknowledged Davis’s belief that the current fee schedule anticipates economies of scale that would be realized as assets in the Core Stock Fund grow.

Other Benefits

The Board considered the extent to which Davis or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Davis’s relationship with the Core Stock Fund. The Board noted Davis’s statement to the Board that its research analysts may take into account the research resources and execution capacity of a brokerage firm in selecting brokers, and Davis may receive certain types of research services from firms to which transactions are directed. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Davis did not derive material benefits, other than its sub-advisory fees and potentially, certain research services from its relationship with the Core Stock Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE APPROVAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT
In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Wells Capital Management Incorporated, with respect to portfolio management of MMA Praxis International Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Wells Capital Management provides to the International Fund. Among other things, the Board considered Wells Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Wells Capital Management providing portfolio management and other services to the Funds. The Board considered Wells Capital Management’s compliance capabilities, its compliance record with respect to the International Fund, and the quality of communication among Everence Capital Management, Wells Capital Management and the Board. The Board also considered Wells Capital Management’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. In addition, the Board considered Wells Capital Management’s track record and experience providing portfolio management services to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the International Fund by Wells Capital Management.

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

Investment Performance of the International Fund and Wells Capital Management

The Board reviewed historical performance data for the International Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. In addition, the Board considered the impact of socially responsible investing criteria on performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, while the gross performance of the Fund trailed its benchmark for the five-year period, its gross performance exceeded its benchmark for the one- and three-year periods. The Trustees also observed that measured against its peer groups, the Fund ranked between the 41st and 85th percentiles over those periods.

Costs of Services and Profitability of Wells Capital Management and Affiliates

The Board considered the costs of the services provided by Wells Capital Management to the International Fund and the profits to be realized by Wells Capital Management and its affiliates from their relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Fund of the services provided by Wells Capital Management were fair.

Economies of Scale

The Board noted that Wells Capital Management’s sub-advisory fee schedule currently incorporates breakpoints.

Other Benefits

The Board considered the extent to which Wells Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Wells Capital Management’s relationship with the International Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Wells Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the International Fund.

INFORMATION FOR SHAREHOLDERS REGARDING THE RENEWAL OF THE SUB-INVESTMENT ADVISORY AGREEMENT WITH LUTHER KING CAPITAL MANAGEMENT
In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management Corporation and Luther King Capital Management Corporation, with respect to portfolio management of the MMA Praxis Small Cap Fund, the Board gave weight to the following factors, among others:

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services Luther King Capital Management provides to the Small Cap Fund. Among other things, the Board considered Luther King Capital Management’s experience in serving as Sub-Adviser to the Fund, including the experience of senior personnel at Luther King Capital Management providing portfolio management and other services to

MMA Praxis Mutual Funds
Additional Fund information, continued (unaudited)
December 31, 2010

the Funds. The Board considered Luther King Capital Management’s compliance capabilities, its compliance record with respect to the Small Cap Fund, and the quality of communication among Everence Capital Management, Luther King Capital Management and the Board. The Board also considered Luther King Capital Management’s compliance with the Fund’s investment objectives and policies, and its performance in implementing Board directives as they relate to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was generally satisfied with the nature, quality and extent of services provided to the Small Cap Fund by Luther King Capital Management.

Investment Performance of the Small Cap Fund and Luther King Capital Management

The Board reviewed historical performance data for the Small Cap Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups, noting that the Fund had only three full years of performance history. The Board also considered the impact of socially responsible investing criteria on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the Fund’s gross performance exceeded its benchmark for the one- and three-year periods, and, measured against its peer groups, the Fund ranked between the 19th and 65th percentiles over those periods. The Board also noted a modest improvement in peer group rankings for the year-to-date period.

Costs of Services and Profitability of Luther King Capital Management and Affiliates

The Board considered the costs of the services provided by Luther King Capital Management to the Small Cap Fund and the profits to be realized by Luther King Capital Management and its affiliates from their relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the Small Cap Fund of the services provided by Luther King Capital Management were fair.

Economies of Scale

The Board noted that Luther King Capital Management’s sub-advisory fee schedule does not incorporate breakpoints. The Board also acknowledged Luther King Capital Management’s statement that the current fee schedule reflects existing economies of scale.

Other Benefits

The Board considered the extent to which Luther King Capital Management or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Luther King Capital Management’s relationship with the Small Cap Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that Luther King Capital Management did not derive material benefits, other than its sub-advisory fees and potentially, certain soft dollar arrangements, from its relationship with the Small Cap Fund.

MMA Praxis Mutual Funds
Management of the Trust (unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees1
Howard L. Brenneman 1110 North Main Street Goshen, IN 46528 Birth date: 3/26/40	Chairman and Trustee, Indefinite, since 12/2/93	Self-employed Consultant, Consult, Inc. (2006 - Present); President and CEO, Mennonite Mutual Aid (December 1991 - 2005)	10	N/A

Larry Miller 1110 North Main Street Goshen, IN 46528 Birth date: 8/11/49	Trustee, Indefinite, since 2/19/07	President and CEO of Everence Financial (January 2007 - Present); President and CEO of Everence Federal Credit Union (September 1990 - December 2006)	10	Chair of Board of Directors of Everence Trust Company

1 These Trustees are "interested" persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.
Independent Trustees
Bruce Harder 1110 North Main Street Goshen, IN 46528 Birth date: 1/17/41	Trustee, Indefinite, since 2/11/00	Retired; Executive Director for Finance and Administration, Tri-Met, the Tri-County Metropolitan Transportation District of Oregon, public transportation system for Portland, Oregon (1986 - 2003); Chairman of the Board, Mennonite Mutual Aid, Goshen Indiana (1997 - 2003)	10	N/A

Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Birth date: 1/22/56	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 - present)	10	N/A

R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Birth date: 1/11/43	Trustee, Indefinite, since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - October 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1982 - present)	10	N/A

Donald E. Showalter, Esq. 1110 North Main Street. Goshen, IN 46528 Birth date: 2/23/41	Trustee, Indefinite, since 12/2/93	Senior Partner, the law firm of Wharton, Aldhizer, & Weaver (June 1965 - present)	10	N/A

Candace L. Smith 1110 North Main Street Goshen, IN 46528 Birth date: 7/10/58	Trustee, Indefinite, since 11/16/07	CFO MicroVest Capital Management LLC (July 2005 - present); Investment Committee Member, CleanTech Fund LP (2004 - 2008); Self- Employed Consultant (2003 - 2005); COO, Environmental Enterprises Assistance Fund (1999 - 2003)	10	N/A

Don E. Weaver 1110 North Main Street Goshen, IN 46528 Birth date: 11/14/62	Trustee, Indefinite, since 5/21/07	CFO, Hesston College (2006 - present); CIO, Koch Industries and Flint Hills Resources (1987 - 2006)	10	N/A

MMA Praxis Mutual Funds
Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Officers
David C. Gautsche 1110 North Main Street Goshen, IN 46528 Birth date: 5/26/63	President, Indefinite, since 11/17/08	Senior Vice President, Everence Financial (2008 - Present); Regional Vice President, Everence Financial (1999 - 2008)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Birth Date: 9/19/56	Vice President, Indefinite, since 12/2/93
Financial Services Operation Manager, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Birth date: 8/31/1971	Treasurer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens 4041 N. High Street Suite 402 Columbus, OH 43214 Birth date: 2/10/1951	Chief Compliance Officer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

Jay S. Fitton 303 Broadway, Suite 900 Cincinnati, OH 45202 Birth Date: 1/31/70	Secretary, Indefinite, since 5/22/06	Assistant Vice President and Senior Counsel of JPMorgan Chase Bank, N.A (2000 - Present)

JPMorgan Chase Bank N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202

2100084

MMA Praxis International Index Fund

Annual Report

For the period ended December 31, 2010

Table of Contents

• Schedule of portfolio investments	1

• Statement of assets and liabilities	2

• Statement of changes in net assets	3

• Notes to financial statements	4

• Report of independent registered public accounting firm	8

• Management of the Trust (unaudited)	9

• Additional fund information (unaudited)	11

MMA Praxis International Index Fund
Schedule of portfolio investments
December 31, 2010

	SHARES	VALUE
INVESTMENT COMPANY—98.0%	445	$19,602
EXCHANGE TRADED FUND (ETF)—98.0%
iShares MSCI ACWI Index Fund

TOTAL INVESTMENTS (Cost* $19,602)—98.0%		$19,602
Other assets in excess of liabilities — 2.0%		398
NET ASSETS—100%		$20,000

*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at December 31, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Securities Valuation section in the accompanying notes to financial statements.

Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Investment Company (ETF)	$19,602	$-	$-	$19,602
Total Investments	$19,602	$-	$-	$19,602

There were no significant transfers in or out of Levels 1, 2, or 3 during the period ended December 31, 2010 and the Fund held no Level 3 securities as of December 31, 2010.

See accompanying notes to financial statements.

1

MMA Praxis International Index Fund
Statement of assets & liabilities
December 31, 2010

Assets
Investment securities, at cost	$19,602

Investment securities, at market value	$19,602
Receivable for capital shares sold	20,000
Total Assets	39,602

Liabilities
Payable for investments purchased	19,602
Total Liabilities	19,602

Net Assets	$20,000

Components of Net Assets
Paid-in capital	$20,000
Net Assets	$20,000

Pricing of Class A Shares
Net assets attributable to Class A shares	$10,000
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,000
Net asset value and redemption price per share	$10.00
Maximum sales charge	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of
net asset value adjusted to the nearest cent]	$10.55
Pricing of Class I Shares
Net assets attributable to Class I shares	$10,000
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,000
Net asset value and redemption price per share	$10.00

See accompanying notes to financial statements.

2

MMA Praxis International Index Fund
Statement of changes in net assets

For the Period
Ended
December 31,
2010 (a)

Change in Net Assets from Capital Transactions	$20,000
Total Increase in Net Assets	20,000

Net Assets
Beginning of period	-
End of period	$20,000

(a) The International Index Fund was funded on December 31, 2010 and was made available to the public on January 3, 2011.

See accompanying notes to financial statements.

3

MMA Praxis International Index Fund
Notes to financial statements
December 31, 2010

 1. Organization:
The MMA Praxis International Index Fund (the “Fund” or the “International Index Fund”) is a Fund within the MMA Praxis Mutual Funds (the “Trust”). The Trust is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a diversified series of the Trust.

The Fund was seeded on December 31, 2010 when the Fund’s adviser (Everence Capital Management, Inc.) purchased the initial 2,000 shares of the Fund. The Fund commenced public offering of its shares on January 3, 2011.

The Fund offers two classes of shares; Class A and Class I. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. The International Index Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Fund uses various independent pricing services to value most of its investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Board of Trustees. Securities for which market quotations are not readily available (e.g. an approved

4

MMA Praxis International Index Fund
Notes to financial statements
December 31, 2010

pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments and other short-term debt securities of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Investments in restricted securities are valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1—	quoted prices in active markets for identical securities

• Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2010, for the Fund’s investment is included in the Fund’s schedule of portfolio investments.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are reflected in the Fund’s valuation no later than the first business day following trade date. For financial reporting purposes, security transactions are accounted for on the trade date on the last business day of the reporting period. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory
5

MMA Praxis International Index Fund
Notes to financial statements
December 31, 2010

taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Federal Income Taxes:

It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Index Fund will file for claims on foreign taxes withheld.

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. The Act provides several benefits, including the unlimited carryover of future capital losses. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the ‘‘Federal Tax Information’’ section of the notes to financial statements beginning in 2011 reporting periods.

Redemption Fees:

The Fund will charge a redemption fee of 2.00 percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Fund’s Prospectus.

3. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the period ended December 31, 2010 were as follows:

Purchases                      Sales
International Index Fund                                                                                       $19,602                         $    -

4. Related Party Transactions:
Everence Capital Management, Inc., the Adviser (a separate corporate entity controlled by Everence Holdings, Inc.), provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Fund in the amount of 0.60%. The Adviser has retained Aperio Group LLC as a Sub-Adviser to manage the investments of the Fund under the terms of a Sub-Advisory Agreement.

6

MMA Praxis International Index Fund
Notes to financial statements
December 31, 2010

The Adviser has entered into an expense limitation agreement with respect to the Fund until April 30, 2012, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 1.65% of the Fund's average daily net assets.  The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 1.65%, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from the Fund.

BHIL Distributors, Inc. (“Underwriter” or “Distributor”) serves as the Fund’s principal underwriter and, as such, acts as exclusive agent for distribution of the Fund.

The Trust has adopted a Plan of Distribution (12b-1 plan) for the Fund under which the Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan authorizes Class A Shares of the Fund to pay a 12b-1 fee of 0.25 percent of the average daily net assets of the Fund. The Distributor may use the 12b-1 fee for shareholder servicing and for distribution.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Fund’s Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from the Fund.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such Officers are not paid any fees directly by the Fund for serving as Officers of the Trust.

5. Subsequent Events
The Fund evaluated events from December 31, 2010 through the date that these financial statements were issued. There were no significant events that would have a material impact on the Fund’s financial statements.

7

MMA Praxis International Index Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of MMA Praxis International Index Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the MMA Praxis International Index Fund (one of the portfolios constituting the MMA Praxis Mutual Funds) (the “Fund”) as of December 31, 2010, and the related statement of changes in net assets for the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MMA Praxis International Index Fund of the MMA Praxis Mutual Funds at December 31, 2010, and the changes in its net assets for the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Cincinnati, Ohio
February 28, 2011

8

MMA Praxis International Index Fund
Management of the Trust (unaudited)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 977-2947.

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees1
Howard L. Brenneman 1110 North Main Street Goshen, IN 46528 Birth date: 3/26/40	Chairman and Trustee, Indefinite, since 12/2/93	Self-employed Consultant, Consult, Inc. (2006 - Present); President and CEO, Mennonite Mutual Aid (December 1991 - 2005)	10	N/A

Larry Miller 1110 North Main Street Goshen, IN 46528 Birth date: 8/11/49	Trustee, Indefinite, since 2/19/07	President and CEO of Everence Financial (January 2007 - Present); President and CEO of Everence Federal Credit Union (September 1990 - December 2006)	10	Chair of Board of Directors of Everence Trust Company

1 These Trustees are "interested" persons under the Investment Company Act of 1940 because of their affiliation with the Adviser.
Independent Trustees
Bruce Harder 1110 North Main Street Goshen, IN 46528 Birth date: 1/17/41	Trustee, Indefinite, since 2/11/00	Retired; Executive Director for Finance and Administration, Tri-Met, the Tri-County Metropolitan Transportation District of Oregon, public transportation system for Portland, Oregon (1986 - 2003); Chairman of the Board, Mennonite Mutual Aid, Goshen Indiana (1997 - 2003)	10	N/A

Karen Klassen Harder, Ph.D. 1110 North Main Street Goshen, IN 46528 Birth date: 1/22/56	Trustee, Indefinite, since 12/2/93	Professor, Bluffton University (September 2001 - present)	10	N/A

R. Clair Sauder 1110 North Main Street Goshen, IN 46528 Birth date: 1/11/43	Trustee, Indefinite, since 6/30/02	Retired; Partner, Encore Enterprises, LLC, retail home furnishings (May 2001 - October 2008); Partner, C&D Enterprises Unlimited, commercial real estate (1982 - present)	10	N/A

Donald E. Showalter, Esq. 1110 North Main Street. Goshen, IN 46528 Birth date: 2/23/41	Trustee, Indefinite, since 12/2/93	Senior Partner, the law firm of Wharton, Aldhizer, & Weaver (June 1965 - present)	10	N/A

Candace L. Smith 1110 North Main Street Goshen, IN 46528 Birth date: 7/10/58	Trustee, Indefinite, since 11/16/07	CFO MicroVest Capital Management LLC (July 2005 - present); Investment Committee Member, CleanTech Fund LP (2004 - 2008); Self- Employed Consultant (2003 - 2005); COO, Environmental Enterprises Assistance Fund (1999 - 2003)	10	N/A

Don E. Weaver 1110 North Main Street Goshen, IN 46528 Birth date: 11/14/62	Trustee, Indefinite, since 5/21/07	CFO, Hesston College (2006 - present); CIO, Koch Industries and Flint Hills Resources (1987 - 2006)	10	N/A

9

MMA Praxis International Index Fund
Management of the Trust (unaudited), continued

Name, Age and Address	Position with the Company, Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Officers
David C. Gautsche 1110 North Main Street Goshen, IN 46528 Birth date: 5/26/63	President, Indefinite, since 11/17/08	Senior Vice President, Everence Financial (2008 - Present); Regional Vice President, Everence Financial (1999 - 2008)

Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Birth Date: 9/19/56	Vice President, Indefinite, since 12/2/93
Financial Services Operation Manager, Everence Financial (1981 - present); President, Everence Securities, Inc. (2004 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Birth date: 8/31/1971	Treasurer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens 4041 N. High Street Suite 402 Columbus, OH 43214 Birth date: 2/10/1951	Chief Compliance Officer, Indefinite, since 1/1/09	Director, Beacon Hill Fund Services, Inc. 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

Jay S. Fitton 303 Broadway, Suite 900 Cincinnati, OH 45202 Birth Date: 1/31/70	Secretary, Indefinite, since 5/22/06	Assistant Vice President and Senior Counsel of JPMorgan Chase Bank, N.A (2000 - Present)

10

MMA Praxis International Index Fund
Additional fund information
December 31, 2010 (Unaudited)

Security Allocation:
The MMA Praxis International Index Fund invested, as a percentage of net assets, in the following as of period ended December 31, 2010.

International Index Fund
Security Allocation	Percentage of Net Assets
iShares MSCI ACWI Index Fund	98.0%

Proxy Voting:
The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the Adviser and Sub-Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

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2110179

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  Mr. R. Clair Sauder is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees.  Audit fees totaled $125,640 (10 funds) for the December 31, 2010 fiscal year and $99,460 (6 funds) for the December 31, 2009 fiscal year, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b) Audit-Related Fees.  There were no audit-related fees for the December 31, 2010 or December 31, 2009 fiscal years.

(c)  Tax Fees.  Tax fees totaled $28,500 (10 funds) for the December 31, 2010 fiscal year and $18,000 (6 funds) for the December 31, 2009 fiscal year and consisted of fees for tax compliance services during both years.

(d)  All Other Fees.  There were no other fees for the December 31, 2010 or December 31, 2009 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.

(A)      Audit Services
Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement. (see also "delegation" below.)

(B)      Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render "permissible non-audit services" to the funds. (a "permissible non-audit service" is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an "adviser-affiliated service provider"), employ the funds' auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor's independence. (see also "delegation" below.) pre-approval by the committee of non-audit services is not required so Long as:

(1)             (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)      such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3)      such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C)      Delegation

The committee may delegate to one or more of its members ("delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds' periodic reports and other documents as required under the federal securities laws.

(e)(2) 0.0% for fiscal years ended December 31, 2010 and December 31, 2009.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $28,500  for the December 31, 2010 fiscal year and $18,000  for the December 31, 2009 fiscal year.

(h)  The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.
Not applicable.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments is included in the Report to Shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.
Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.
Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.
Not Applicable.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)                       Code of Ethics for Senior Financial Officers is filed herewith.

(a) (2)                       Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a) (3)                       Not applicable

(b)                            Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MMA Praxis Mutual Funds
(Registrant)

By: (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date:  March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ David Gautsche
David Gautsche
 President and Chief Executive Officer

Date:  March 7, 2011

By: (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer

Date:  March 7, 2011